UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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ATLANTIC CAPITAL BANCSHARES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Atlantic Capital Bancshares, Inc.
3280 Peachtree Road NE, Suite 1600
Atlanta, Georgia 30305
(404) 995-6050
April 10, 2017
To the Shareholders of Atlantic Capital Bancshares, Inc.:
We are pleased to invite you to attend the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) of Atlantic Capital Bancshares, Inc. (the “Company”). The Annual Meeting will be held at The Piedmont Driving Club, 1215 Piedmont Avenue NE, Atlanta, Georgia 30309 on Thursday, May 18, 2017 at 10:00 a.m., local time.
Details of the business to be conducted at the Annual Meeting are provided in the enclosed Notice of Annual Meeting of Shareholders and Proxy Statement, each of which we urge you to read carefully. In addition, enclosed are a proxy card and a copy of our Annual Report to Shareholders for the year ended December 31, 2016.
We sincerely hope that you can attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to review these proxy materials and vote your shares in advance of the Annual Meeting by Internet, by telephone, or by mail. Instructions regarding Internet and telephone voting are included on the proxy card. If you choose to submit a proxy by mail, please mark, sign, and date the proxy card and return it in the enclosed postage-paid envelope. If you attend the Annual Meeting and desire to revoke your proxy and vote in person, you may do so. You may revoke your proxy at any time before it is exercised as explained in the Proxy Statement.
If you have any questions or need assistance voting your shares, please contact Patrick T. Oakes, the Company’s Executive Vice President, Chief Financial Officer and Secretary, at (404) 995-6050.

Sincerely,

Douglas L. Williams	Walter M. Deriso, Jr.
Chief Executive Officer	Chairman of the Board

Atlantic Capital Bancshares, Inc.
3280 Peachtree Road NE, Suite 1600
Atlanta, Georgia 30305
(404) 995-6050
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 18, 2017 AT 10:00 A.M.
The 2017 Annual Meeting of Shareholders (the “Annual Meeting”) of Atlantic Capital Bancshares, Inc. (the “Company”) will be held at The Piedmont Driving Club, 1215 Piedmont Avenue NE, Atlanta, Georgia 30309 on Thursday, May 18, 2017 at 10:00 a.m., local time, for the following purposes:

1.	to elect thirteen directors of the Company to serve one-year terms expiring at the 2018 annual meeting of shareholders or until their successors are duly elected and qualified;
2.
to re-approve the Atlantic Capital Bancshares, Inc. 2015 Stock Incentive Plan (as amended and restated effective May 18, 2017), including certain terms thereof for purposes of potentially qualifying certain executive compensation for deductibility under Section 162(m) of the Internal Revenue Code;

3.	to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and
to transact such other business, if any, as may properly come before the Annual Meeting or any adjournment thereof.  The Board of Directors is not aware of any other business to come before the Annual Meeting.
We have fixed March 15, 2017 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only holders of record of the Company’s common stock at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.
You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, your vote is important, and we encourage you to review these proxy materials and vote your shares in advance of the Annual Meeting by Internet, telephone, or mail, as described on the enclosed proxy card. You may also vote your shares in person at the Annual Meeting. To obtain directions to the Annual Meeting, please call (404) 995-6050.
The Board of Directors recommends that shareholders vote “FOR” each of the director nominees, “FOR” the re-approval of the Atlantic Capital Bancshares, Inc. 2015 Stock Incentive Plan (as amended and restated effective May 18, 2017), and “FOR” the ratification of the appointment of our independent registered public accounting firm.
You may revoke your proxy at any time prior to or at the Annual Meeting by written notice to the Company, by executing a proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on May 18, 2017: the Proxy Statement and the Company’s Annual Report to Shareholders are available at www.envisionreports.com/acbi.

By order of the Board of Directors
Patrick T. Oakes
Executive Vice President, Chief Financial Officer and Secretary
Atlanta, Georgia
April 10, 2017

April 10, 2017
PROXY STATEMENT FOR THE 2016 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 18, 2017
The Board of Directors (the “Board of Directors” or “Board”) of Atlantic Capital Bancshares, Inc. (the “Company”) is furnishing you this Proxy Statement to solicit proxies, on its behalf, to be voted at the Company’s 2017 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held on Thursday, May 18, 2017, at 10:00 a.m., local time, at The Piedmont Driving Club, 1215 Piedmont Avenue NE, Atlanta, Georgia 30309, and at any adjournment or adjournments thereof. These proxy materials are first being mailed or made available to shareholders on or about April 10, 2017.
The entire cost of soliciting these proxies will be borne by the Company. In addition to the delivery of the proxy materials by mail, the Company may request banks, brokers, and other record holders, or a proxy solicitor acting on its behalf, to send proxies and proxy materials to the beneficial owners of the Company’s Common Stock, including unvested shares of the Company’s restricted stock, (collectively, the “Common Stock”) and secure their voting instructions and will reimburse them for their reasonable expenses in so doing. The Company has not engaged a proxy solicitor to solicit proxies from shareholders; however, the Company retains the right to do so if it deems such solicitation necessary. Furthermore, the Company may also use one or more of its current employees, who will not be specially compensated, to solicit proxies from shareholders in person, by telephone, by e-mail, or by special letter.
The Annual Meeting will be held for the purpose of considering and voting upon the following:

1.	to elect thirteen directors of the Company to serve one-year terms expiring at the 2018 annual meeting of shareholders or until their successors are duly elected and qualified;
2.
to re-approve the Atlantic Capital Bancshares, Inc. 2015 Stock Incentive Plan (as amended and restated effective May 18, 2017), including certain terms thereof for purposes of potentially qualifying certain executive compensation for deductibility under Section 162(m) of the Internal Revenue Code;

3.	to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and

to transact such other business, if any, as may properly come before the Annual Meeting or any adjournment thereof.  The Board is not aware of any other business to come before the Annual Meeting.

i

ii

GENERAL INFORMATION CONCERNING VOTING

Date, Time, and Place
The Company will hold its Annual Meeting at The Piedmont Driving Club, 1215 Piedmont Avenue NE, Atlanta, Georgia 30309 at 10:00 a.m., local time, on Wednesday, May 18, 2017.
Purpose of the Annual Meeting
At the Annual Meeting, the Company’s shareholders will be asked to consider and vote upon the following:

1.	to elect thirteen directors of the Company to serve one-year terms expiring at the 2018 annual meeting of shareholders or until their successors are duly elected and qualified;
2.
to re-approve the Atlantic Capital Bancshares, Inc. 2015 Stock Incentive Plan (as amended and restated effective May 18, 2017), including certain terms thereof for purposes of potentially qualifying certain executive compensation for deductibility under Section 162(m) of the Internal Revenue Code;

3.	to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and
to transact such other business, if any, as may properly come before the Annual Meeting or any adjournment thereof.  The Board is not aware of any other business to come before the Annual Meeting.
Recommendation of the Board of Directors
The Board has determined that each of the proposals is advisable and in the best interests of the Company and its shareholders and recommends that the Company’s shareholders vote “FOR” each of the director nominees, “FOR” the re-approval of the 2015 Plan (as amended and restated effective May 18, 2017), and “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm.
Who May Vote
Shareholders of record of Company Common Stock, as of the close of business on March 15, 2017, the record date established by the Company’s Board of Directors, are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof, either in person or by proxy. Each share of Common Stock is entitled to one vote on each matter expected to be presented at the Annual Meeting, including the election of directors. On the record date, there were 25,529,929 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.
Voting Methods
You may vote at the Annual Meeting: (i) in person, (ii) by mail via your proxy card, (iii) by telephone, or (iv) on the Internet. Instructions regarding telephone and Internet voting are included on the proxy card. If you choose to submit a proxy by mail, please mark, sign, and date the proxy card and return it in the enclosed postage-paid envelope. If a bank, broker, or other nominee (“broker”) holds your shares, you will receive voting instructions directly from the broker.
Voting by Proxy
The form of proxy solicited by the Board of Directors permits you to specify a choice among “for” all nominees, “for all except” designated nominees, and “withhold authority” to vote for each nominee for election as director, and a choice among “for,” “against,” and “abstain” with respect to the auditor ratification proposal. All shares represented by valid proxies that the Company receives through this solicitation, and that are not revoked, will be voted according to your instructions on the proxy card or as instructed by phone or via the Internet. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board of Directors’ recommendations. If other matters properly come before the Annual Meeting, the persons appointed to vote the proxies will vote on these matters in accordance with their best judgment. The proxies also have discretionary authority to vote to adjourn the Annual Meeting, including for the purpose of soliciting proxies to vote in accordance with the Board of Directors’ recommendations. The Board of Directors has selected Douglas L. Williams, D. Michael Kramer, and Patrick T. Oakes to act as proxies with full power of substitution at the Annual Meeting. Any of them are authorized to vote, on behalf of the Board, all proxies to vote shares of Common Stock at the Annual Meeting or any adjournment thereof granted by shareholders of the Company. The enclosed proxy with respect to the Annual Meeting is solicited by the Board of Directors.
Revocability of Proxies
Even if you execute a proxy, you have the right to revoke it and change your vote by notifying us at any time before your proxy is voted. You may revoke a proxy at any time by submitting written notice of revocation to Patrick T. Oakes, the Company’s Secretary, before the shares are voted, by submitting a proxy having a later date, or by appearing at the Annual Meeting and voting in person. Unless so revoked, the shares of Common Stock represented by the valid proxies received pursuant to this solicitation will be voted in accordance with the specifications given therein. Attendance at the Annual Meeting, without voting, will not serve to revoke a previously submitted proxy.
Quorum and Vote Necessary for Action
Quorum. The presence of the holders of a majority of the outstanding shares of the Common Stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum.
Broker Non-Votes. A broker holding shares in “street name” for a beneficial owner has discretion (but is not required) to vote the client’s shares with respect to “routine” matters if the client does not provide voting instructions. The broker, however, is not permitted to vote the client’s shares with respect to “non-routine” matters without voting instructions. A “broker non-vote” occurs when your broker submits a proxy for your shares but does not vote on a particular proposal because the broker does not have discretionary voting power for that item and has not received instructions from you. Broker non-votes, if any, will be counted for purposes of determining a quorum but will not be treated as votes cast and therefore will have no effect on the vote required for a particular matter.
“Routine” and “Non-routine” Matters. The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm (Proposal 2) is considered a routine matter under applicable stock exchange rules. Therefore, even if your broker does not receive voting instructions from you, your broker is entitled (but not required) to vote your shares on this proposal. The election of directors (Proposal 1) is considered a non-routine matter under applicable stock exchange rules, and your broker is not entitled to vote your shares on these proposals without your instructions.
Abstentions and Withheld Votes. If you abstain from voting or withhold your vote on a particular matter, your vote will be counted for purposes of determining whether a quorum is present but will not be treated as cast either for or against that matter.
Required Vote. Directors are elected (Proposal 1) by a plurality of the votes cast by the shares entitled to vote in the election, which means that the thirteen director nominees who receive the greatest number of “for” votes will be elected. You may vote “for,” “for all except” or “withhold” your vote with respect to the election of directors. Ratification of the appointment of our independent registered accounting firm (Proposal 2) requires the affirmative vote of the majority of the votes cast with respect to that matter at the Annual Meeting. You may vote “for,” “against,” or “abstain” with respect to the ratification of the appointment of our independent registered accounting firm.
REFERENCES TO OUR WEBSITE ADDRESS
References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the SEC’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Principal Shareholders
The following table sets forth information with respect to the beneficial ownership of Common Stock as of March 30, 2017 by those persons known to the Company to be the beneficial owners of more than five percent of the Common Stock, based solely on the most recent statements of ownership filed with the Securities and Exchange Commission (the “SEC”) and the information contained in those filings. Percentages are calculated based on 25,533,093 shares outstanding as of March 30, 2017. The nature of beneficial ownership of the shares included is presented in the notes following the table.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Common Stock
Trident IV, L.P. (2)	3,109,127	12.2%
T. Rowe Price Associates, Inc. (3)	2,447,548	9.6%
RMB Capital Holdings, LLC (4)	2,300,647	9.0%

(1)
“Beneficial Ownership” for purposes of this table is determined according to the meaning of applicable securities regulations and based on a review of reports filed with the SEC pursuant to Sections 13(d) and 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(2)
The information reported is based upon a Schedule 13D and a Form 3, which were both filed with the SEC on November 2, 2015. Consists of 3,057,283 shares of Common Stock in which Trident IV, L.P. shares voting and dispositive power with Trident Capital IV, L.P., the general partner of Trident IV, L.P., and 51,844 shares of Common Stock in which Trident IV Professionals Fund, L.P. shares voting and dispositive power with Stone Point GP Ltd., the general partner of Trident IV Professionals Fund, L.P. Each of Trident IV, L.P. and Trident IV Professionals Fund, L.P. is managed by Stone Point Capital LLC. Stone Point Capital LLC reported shared voting power, but not dispositive power, of 3,109,127 shares. The address of Trident IV, L.P. and Trident IV Professionals Fund, L.P. is c/o Stone Point Capital LLC, 20 Horseneck Lane, 2nd Floor, Greenwich, Connecticut 06830.

(3)
The information reported is based upon a Schedule 13G, which was filed with the SEC on January 10, 2017. Consists of 318,358 shares of common stock in which T. Rowe Price Associates, Inc. has sole voting power and 2,447,548 shares of Common Stock in which T. Rowe Price Associates, Inc. has sole dispositive power. The Schedule 13G further states that the ultimate power to direct the receipt of dividends paid with respect to, and the proceeds from the sale of, such securities, is vested in the individual and institutional clients which T. Rowe Price Associates, Inc. serves as investment adviser. Any and all discretionary authority which has been delegated to T. Rowe Price Associates, Inc. may be revoked in whole or in part at any time. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202.

(4)
The information reported is based upon a Schedule 13G, which was filed with the SEC on February 13, 2017 on behalf of RMB Capital Holdings, LLC, RMB Capital Management, LLC, Iron Road Capital Partners, L.L.C., RMB Mendon Managers, LLC, and Mendon Capital Advisors Corp. (collectively, the “RMB Group”). Each member of the RMB Group shares voting and dispositive power over all or a portion of the 2,300,647 shares. The address of RMB Capital Holdings, LLC is 115 S. LaSalle Street, 34th Floor, Chicago, IL 60603.

Directors and Executive Officers
The following table sets forth information with respect to the beneficial ownership of Common Stock as of March 30, 2017 by all current directors, nominees for director of the Company, the named executive officers as identified in the Summary Compensation Table included in this Proxy Statement (the “Named Executive Officers”), and all current directors and executive officers of the Company as a group. Percentages are calculated based on the number of shares outstanding as of March 30, 2017. Except as otherwise indicated, the persons named in the table have sole voting and investment power over the shares included in the table.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Common Stock (1)
Douglas L. Williams	249,347 (2)	*
D. Michael Kramer	136,205 (3)	*
Richard A. Oglesby, Jr.	62,473 (4)	*
Walter M. Deriso, Jr.	171,857 (5)	*
Douglas J. Hertz	48,483 (6)	*
Larry D. Mauldin	39,298 (7)	*
R. Charles Shufeldt	15,973 (8)	*
John N. Foy	15,322 (9)	*
Brian D. Jones	14,902 (10)	*
Marietta Edmunds Zakas	13,483 (11)	*
Adam G. Hurwich	4,617 (12)	*
Henchy R. Enden	2,739 (13)	*
Lizanne Thomas	1,608 (14)	*
Stephen A. Levey	1,508 (15)	*
All current directors and executive officers as a group (15 persons)	799,415 (16)	3.1%
* Less than 1% of the outstanding shares of Common Stock.
_______________

(1)
Applicable percentage of ownership is based upon 25,533,093 shares of our Common Stock outstanding on March 30, 2017. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares shown as beneficially owned. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of March 30, 2017 are deemed outstanding for computing the shares and percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person or entity. Except as otherwise indicated, the persons or entities listed in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(2)	Includes 50,000 shares of Common Stock issuable with respect to options presently exercisable.

(3)
Includes 59,220 shares of Common Stock issuable with respect to options presently exercisable, 14,000 shares of unvested restricted stock awards, and 20,000 shares of Common Stock in which Mr. Kramer shares voting and dispositive power with his spouse.

(4)
Includes 12,500 shares of Common Stock in which Mr. Oglesby shares voting and dispositive power with his spouse, 2,500 shares of Common Stock owned by Mr. Oglesby’s children, and 12,500 shares of Common Stock issuable with respect to options presently exercisable.

(5)	Includes 1,408 shares of unvested restricted stock awards.

(6)
Includes 5,000 shares of Common Stock issuable with respect to options presently exercisable, 1,408 shares of shares of unvested restricted stock awards, and 34,575 shares of Common Stock held by the Douglas J. Hertz Family Foundation. Mr. Hertz has dispositive and voting control of such 34,575 shares.

(7)	Includes 1,880 shares of Common Stock issuable with respect to options presently exercisable and 1,408 shares of unvested restricted stock awards.

(8)	Includes 5,000 shares of Common Stock issuable with respect to options presently exercisable and 1,408 shares of unvested restricted stock awards.

(9)	Includes 1,408 shares of unvested restricted stock awards and 10,000 shares of Common Stock held by Noon, LLC. Mr. Foy has dispositive and voting control of such 10,000 shares.

(10)
Includes 6,000 shares of Common Stock issuable with respect to options presently exercisable, and 1,408 shares of unvested restricted stock awards. Excludes 1,125,129 shares held by BCP Fund I Southeast Holdings LLC and 27,453 shares held by BankCap Partners GP, L.P. Mr. Jones, a director of the Company and a director of Atlantic Capital Bank, shares voting and investment power over the shares of our Common Stock owned by BCP Fund I Southeast Holdings LLC and BankCap Partners GP, L.P. with Scott A. Reed. Messrs. Jones and Reed are the managers of BankCap Equity Fund, LLC, which is the general partner of BankCap Partners, GP, L.P. BankCap Partners, GP, L.P. is the general partner of BankCap Partners Fund I, L.P. BCP Fund I Southeast Holdings LLC is a wholly-owned subsidiary of BankCap Partners Fund I, L.P.

(11)	Includes 5,000 shares of Common Stock issuable with respect to options presently exercisable and 1,408 shares of unvested restricted stock awards.

(12)	Includes 940 shares of Common Stock issuable with respect to options presently exercisable and 1,408 shares of unvested restricted stock awards.

(13)	Includes 940 shares of Common Stock issuable with respect to options presently exercisable and 1,408 shares of unvested restricted stock awards.

(14)	Includes 1,408 shares of unvested restricted stock awards.

(15)	Includes 1,408 shares of unvested restricted stock awards.

(16)
Consists of shares of Common Stock beneficially owned by all current directors, Named Executive Officers and Mr. Patrick T. Oakes. Includes 29,488 shares of unvested restricted stock awards and 156,480 shares of Common Stock issuable with respect to options presently exercisable.

PROPOSAL 1

ELECTION OF DIRECTORS
Our Bylaws provide that the Board of Directors will consist of at least five but not more than twenty-five members. The exact number of directors may be fixed or changed from time to time, within the minimum and maximum, by the shareholders by the affirmative vote of a majority of all the outstanding shares of Common Stock entitled to vote in an election of directors, or by the Board by the affirmative vote of a majority of the directors then in office.
The number of directors is currently fixed at thirteen, with all directors currently serving terms expiring at the Annual Meeting. Each director also currently serves as a director of Atlantic Capital Bank, the Company’s wholly-owned banking subsidiary (the “Bank”).
The Board of Directors, upon recommendation of the Governance and Nominating Committee, has nominated Walter M. Deriso, Jr., Henchy R. Enden, John N. Foy, Douglas J. Hertz, Adam G. Hurwich, Brian D. Jones, D. Michael Kramer, Stephen A. Levey, Larry D. Mauldin, R. Charles Shufeldt, Lizanne Thomas, Douglas L. Williams, and Marietta Edmunds Zakas, all of whom currently are directors of the Company and whose terms expire at the Annual Meeting, for election by the shareholders. Upon election, each such director will serve until the 2018 annual meeting of shareholders or until his or her earlier resignation or retirement or until a successor is elected and qualified. Although the Board expects that each of the nominees will be available for election, if a vacancy in the slate of nominees is caused by death, resignation, or any other unexpected occurrence, the persons named as proxies in the accompanying form of proxy may vote for a substitute nominee proposed by the Board.
Proxies may not be voted for a number of persons greater than the number of nominees.
The Board of Directors recommends a vote “FOR” each of Walter M. Deriso, Jr., Henchy R. Enden, John N. Foy, Douglas J. Hertz, Adam G. Hurwich, Brian D. Jones, D. Michael Kramer, Stephen A. Levey, Larry D. Mauldin, R. Charles Shufeldt, Lizanne Thomas, Douglas L. Williams, and Marietta Edmunds Zakas for election as directors of the Company.
Properly submitted proxies will be voted “FOR” election of each of the nominees unless otherwise specified.

DIRECTORS AND EXECUTIVE OFFICERS
This section provides information regarding the current directors and executive officers of the Company. Each of the current directors of the Company is also a current director of the Bank. Directors of the Company serve for a term of one year and are elected at the Company’s annual meeting of shareholders, and directors of the Bank serve for a term of one year and are elected by the Company, as the Bank’s sole shareholder, each year at the Bank’s annual meeting of shareholders.
The Company’s Articles of Incorporation and Bylaws set forth that each holder of twenty-five percent (25%) or more of the Company’s outstanding shares shall have a right to elect a member to the Board until the earlier of (1) May 1, 2016; (2) the time immediately prior to the effectiveness of a registration statement for an underwritten public offering of the shares of the Company pursuant to the Securities Act of 1933, as amended (the “Securities Act”), for cash; and (3) the time immediately prior to when the Company’s shares are listed on a national securities exchange or regularly traded in a market maintained by securities dealers or brokers. This election right terminated when the Common Stock was listed on The NASDAQ Stock Market (“NASDAQ”) on November 2, 2015. Prior to such listing, the only holder of twenty-five percent (25%) or more of the Company’s outstanding Common Stock was BCP Fund I Southeast Holdings, LLC (“BankCap”). Pursuant to the authority granted to it under the Company’s Articles of Incorporation and Bylaws, BankCap elected Brian D. Jones to the Board at the Company’s 2015 annual meeting of the shareholders. Mr. Jones has continued serving as a director since that time.
Pursuant to a Stock Purchase Agreement by and between First Security Group, Inc. (“First Security”) and the investors named therein, which was assumed by the Company in connection with the acquisition of First Security in November 2015, each of Ulysses Partners, L.P. and MFP Partners, L.P. has the right to designate one nominee for election to the Board. Ulysses Partners, L.P. has designated Adam G. Hurwich and MFP Partners, L.P. has designated Henchy R. Enden as a nominee for election at the Annual Meeting. In addition, Stephen A. Levey was appointed to the Board in November 2015, pursuant to the terms of the Corporate Governance Agreement and the Securities Purchase Agreement entered into by the Company with Trident IV, L.P. and Trident IV Professionals Fund, L.P. (collectively, the “Trident Investors”) in connection with the acquisition of First Security. The Trident Investors have the right to designate one nominee for election to the Board and have designated Mr. Levey as a nominee for election at the Annual Meeting.
The following biographical information for our director nominees and executive officers discloses each person’s age as of April 10, 2017, business experience, and other directorships held during the past five years. For our director nominees, it also includes the experiences, qualifications, attributes, and skills that caused the Governance and Nominating Committee and the Board to determine that the individual should serve as a director for the Company, and the year that each individual was first elected to the Board or the Board of Directors of the Bank. Unless otherwise specified, each individual has held his or her current position for at least five years. The Company’s officers are appointed or elected by the Board and hold office at the discretion of the Board.
Board of Directors
Walter M. “Sonny” Deriso, Jr. (70)-Mr. Deriso has been Chairman and a director of the Company since October 2006. Mr. Deriso served as the Company’s Executive Chairman from October 2006 to June 2013 and has served as the non-executive Chairman since June 2013. From 1997 to February 2005, Mr. Deriso served as Vice Chairman of Synovus Financial Corp., a diversified financial services company, in Columbus, Georgia, where he was responsible for Synovus Financial Management Services, including Synovus Securities, Inc., Synovus Trust Company, Synovus Insurance Company, Inc., and Private Client Services and 14 Synovus banks. From 1997 to 2005, he served as a member of the board of directors of Synovus Financial Corp, as Chairman of the board of Synovus Trust Company, as Chairman of Synovus Insurance Services, Inc. of Georgia, Alabama, and South Carolina, and as Chairman of the Synovus Leadership Institute. From 1997 to 2006, Mr. Deriso served as Chairman of the board of Security Bank and Trust Company of Albany, a Synovus bank. From 2004 to 2016, he served on the board of directors of Post Properties, Inc. He is currently a member of the Board of Trustees of Emory University, Chairman of the board of directors of the Georgia Regional Transportation Authority, and a member of the board of directors of the Georgia Chamber of Commerce. The Board believes that Mr. Deriso’s strong leadership and deep institutional knowledge and perspective regarding the Company’s strengths, weaknesses, and opportunities qualify him to serve on the Board.
Henchy R. Enden (44)-Ms. Enden has been a director of the Company since 2015 and served as a director of First Security from 2013 until 2015. Ms. Enden is an Equity Analyst for MFP Investors LLC, an investment management company based in New York, a position she has held since May 2004. She currently serves as a director of Bridgeview Bancorp, a $1.1 billion bank in Chicago, Illinois. Ms. Enden also served as director of West Coast Bancorp and West Coast Bank, a $2.4 billion community bank in Lake Oswego, Oregon, from January 2012 until April 2013 when West Coast was purchased by Columbia Banking System, Inc. She holds a B.S. degree from Touro College and an MBA degree from Columbia Graduate School of Business. The Board believes Ms. Enden’s experience as an analyst as well as prior service on bank boards and her service on the First Security board of directors qualify her to serve on the Company’s Board.
John N. Foy (73)-Mr. Foy has been a director of the Company since 2015. He is Chairman, Chief Executive Officer, and owner of Noon LLC and Chairman of Noon Management, LLC. He previously served as Vice Chairman of the board of directors and Treasurer of CBL & Associates Properties, Inc. (“CBL”) from February 1999 until December 2012 and as a director and Chief Financial Officer of CBL from the completion of its initial public offering in November 1993 until September 2012. From October 1993 until February 1999, he served as Executive Vice President - Finance, Chief Financial Officer and Secretary of CBL, and he resumed the role of Secretary of CBL from January 2010 until September 2012. Prior to CBL’s formation, he served in similar executive capacities with CBL’s predecessor. Mr. Foy served as the non-executive Chairman of the board of First Fidelity Savings Bank in Crossville, Tennessee from December 1985 until April 1994. Mr. Foy has served as Chairman of the board of directors of Chattanooga Neighborhood Enterprise, a non-profit organization based in Chattanooga, Tennessee, and currently serves as a member of the Board of Trustees of the University of Tennessee and its related entities, and as a member of the board of directors of the Electric Power Board of Chattanooga, a non-profit agency of the City of Chattanooga, Tennessee. He is a former member of the Board of Governors of the National Association of Real Estate Investment Trusts. Mr. Foy received his B.S. in History from Austin Peay State University and a J.D. from the University of Tennessee. Mr. Foy serves on the board of directors, and as the Chairman of the audit committee of the board of directors, of MedEquities Realty Investment Trust, a company that invests in a diversified mix of healthcare properties and healthcare related real estate debt investments. He also serves on the board of directors of the Tennessee Aquarium in Chattanooga, Tennessee. The Company’s Board believes that Mr. Foy’s significant experience in serving as a public company executive, significant experience as a director of a financial institution, and his knowledge of the Chattanooga market qualify him to serve on the Board.
Douglas J. Hertz (64)-Mr. Hertz has been a director of the Company since March 2011. Mr. Hertz began his professional career with KPMG LLP, in New Orleans, in the accounting and consulting services area. Since his return to Atlanta in 1984, he has been the President and Chief Executive Officer of United Distributors, Inc., a privately held beverage distributor. In November 2016, he joined the board of directors of Georgia Power Company. Mr. Hertz is Chairman of Camp Twin Lakes, a camping facility designed for chronically ill and disadvantaged children that he founded in 1989. Additionally, he sits on the boards of Georgia Research Alliance, Woodruff Arts Center, and other civic organizations in Atlanta. Mr. Hertz serves as a trustee of the East Lake Community Foundation, Holly Lane Foundation, and the Marcus Foundation. Mr. Hertz is the incoming Board Chair of Tulane University and is the immediate Past Chair of the board of Children’s Healthcare of Atlanta. The Company’s Board believes that Mr. Hertz’s oversight and risk management experience, in addition to his knowledge of and experience in financial reporting and accounting, qualify him to serve on the Company’s Board.

Adam G. Hurwich (55)-Mr. Hurwich has been a director of the Company since 2015 and served as a director of First Security from 2013 until 2015. He has served as Portfolio Manager for Ulysses Management, LLC, a family office based in New York City, since 2010 and as a director of Independence Bancshares, Inc. since May of 2015. Prior to that, he was Portfolio Manager for Ulysses Funds from 2009 to 2010, and Managing Member of Calcine Management LLC from 2005 to 2009. Mr. Hurwich served in various consultative roles at the Financial Accounting Standards Board for almost a decade, most recently as a member of the Financial Accounting Standards Advisory

Council, where his term ended in 2015. The Company’s Board believes that Mr. Hurwich’s financial background and experience qualifies him to serve on the Board.
Brian D. Jones (50)-Mr. Jones has been a director of the Company since October 2006. He is a Founder and Partner of BankCap Partners, which was formed in 2005. BankCap Partners is a private equity firm focused on investing in commercial banking institutions. Since 2015, he has served as a director of Bridgeview Bancorp, a $1.1 billion bank in Chicago, Illinois. From 2009 to 2013, Mr. Jones was a member of the board of directors of Xenith Bankshares. Mr. Jones is also Senior Managing Director of Archegos Capital Management, a family investment office. He has more than 25 years of financial institutions experience. Prior to co-founding BankCap Partners, Mr. Jones held senior positions at of Carreker Corporation and Bear, Stearns & Co. Inc. Mr. Jones is a CPA (Certified Public Accountant), a CGMA (Chartered Global Management Accountant), and a member of YPO (Young Presidents Organization). He received his Bachelor of Business Administration degree from Baylor University. The Board believes that Mr. Jones’ extensive experience in working with financial institutions, together with his understanding and oversight of the Company’s financial reporting and corporate finance matters, qualify him to serve on the Company’s Board.
D. Michael Kramer (59)-Mr. Kramer was appointed as President and Chief Operating Officer of the Company and elected as a director in November 2015. Prior to that, he served as Chief Executive Officer and President of First Security and FSGBank, N.A. (“FSGBank”) from 2011 through 2015, as Managing Director of Ridley Capital Group from 2010 to 2011, as director, Chief Executive Officer and President of Ohio Legacy Corporation from 2006 to 2010, and as Chief Operating Officer and Chief Technology Officer of Integra Bank Corporation from 1999 to 2004. Mr. Kramer serves as a member of the Board of Directors of the Chattanooga Area Chamber of Commerce, the Tennessee Banker’s Association and the UC Foundation. The Board believes that Mr. Kramer’s more than 20 years of executive leadership in financial organizations, including his service as First Security’s Chief Executive Officer, and his knowledge of the Chattanooga markets, qualify him to serve on the Company’s Board.
Stephen A. Levey (43)-Mr. Levey has been a director of the Company since 2015. He is a Principal and Counsel of Stone Point Capital LLC, a global private equity firm based in Greenwich, Connecticut. Stone Point Capital serves as the manager of the Trident Funds, which are partnerships that focus on making investments in the financial services industry. Mr. Levey has been with the firm since 2008. From 2005 to 2008, Mr. Levey was a corporate attorney at Debevoise & Plimpton LLP. Mr. Levey is a director of Home Point Capital Inc. and its affiliates and Lancaster Pollard Holdings, LLC. He holds an A.B. from Princeton University and a J.D. from the New York University School of Law. The Board believes that Mr. Levey’s expertise in analyzing companies in the financial services industry and extensive knowledge of Company’s industry and its competition qualify him to serve on the Board.
Larry D. Mauldin (71)-Mr. Mauldin was Chairman of First Security and FSGBank’s boards of directors from April 2012 to October 2015 and has served as a director on the Company’s Board since November 2015. After a 39 year career, he retired as Chair, President, and Chief Executive Officer of SunTrust Bank, East Tennessee in 2007 after serving in this role at multiple SunTrust Banks in Georgia and Tennessee from 1981. He has been Chief Executive Officer of Mauldin Properties, LLC since 1996, Chairman and past Chairman of the board of Covenant Health, a Tennessee public benefit nonprofit corporation (10 hospital health care system), since 2008, and Chairman and Vice-Chairman of the board, Project GRAD Knoxville, Inc., a Tennessee public benefit nonprofit corporation, since 2004. Also, he serves on Tennessee Wesleyan College’s Board of Trustees and finance committee as well as the Great Smoky Mountain Council of Boy Scouts of America’s finance, audit, and investment committees. Mr. Mauldin earned a Bachelor of Business Administration degree from Emory University and a Masters of Business Administration degree from Michigan State University. The Company’s Board believes that Mr. Mauldin’s 40 years of banking experience, including executive roles and chairman of the board of directors of a public company, qualifies him to serve on the Board.

R. Charles Shufeldt (66)-Mr. Shufeldt has been a director of the Company since January 2011. Since October 2014, Mr. Shufeldt has been a full-time employee of Brown Brothers Harriman & Company, where he has served as a senior advisor since 2010. Mr. Shufeldt started his career more than three decades ago at Brown Brothers Harriman in New York. He moved to Atlanta in 1984, where he joined the predecessor of SunTrust Bank. During Mr. Shufeldt’s 24 year career at SunTrust he held senior positions in corporate banking, capital markets, and investment banking, and prior to his retirement in 2008 was an Executive Vice President of the holding company and CEO of SunTrust Robinson Humphrey. Mr. Shufeldt has served on numerous boards of private companies and currently serves on the boards of Prime Revenue and Frapag US. Mr. Shufeldt remains active in the Atlanta community serving on the boards of The Atlanta BeltLine Partnership and the PATH Foundation. The Company’s Board believes that Mr. Shufeldt’s strong experience in the financial services sector, institutional knowledge, and leadership attributes qualify him to serve on the Board.
Lizanne Thomas (59)-Ms. Thomas has been a director of the Company since November 2015. Ms. Thomas serves as the Partner-in-Charge of the Southern Region of Jones Day and has been practicing corporate law since 1982. She heads Jones Day’s global corporate governance team. Ms. Thomas regularly advises clients with respect to corporate governance, including takeover preparedness and shareholder activism, public and private mergers and acquisitions, internal investigations, corporate and securities compliance, and disclosure and fiduciary issues. Ms. Thomas served on the board of directors of Krispy Kreme Doughnuts, Inc. (NYSE) from 2004 to 2016. Ms. Thomas also has served on the board of directors of Popeyes Louisiana Kitchen (NYSE) since November 2015. Ms. Thomas’ background as a legal adviser to public companies for over 30 years provides the Board with extensive securities regulation, corporate governance, and risk management experience. Her experience leading the 300-lawyer Southern Region of Jones Day gives her valuable experience in managing operations, financial statement, and profit and loss responsibility. Ms. Thomas also provides governance, audit, and community-service skills and experience gained through her current service as Trustee of Washington & Lee University, and as a member of the Board of Trustees of the Georgia Research Alliance, where she serves as the Chair of the Audit Committee. She also serves on the boards of directors for Woodruff Arts Center and Atlanta Metropolitan Chamber of Commerce. The Board believes that her strong corporate governance experience qualifies her to serve on the Board.
Douglas L. Williams (59)-Mr. Williams has served as Chief Executive Officer and a director of the Company since October 2006 and served as President from 2006 until November 2015. From 1980 until 2006, Mr. Williams was with Wachovia Corporation (“Wachovia”), a diversified financial services company, where he served in a variety of banking assignments. From 2003 until 2006, Mr. Williams was Managing Director and Head of the International Corporate Finance Group, with responsibility for Wachovia’s investment banking and corporate finance activities with corporations based in Europe, Asia, and Latin America. From 2001 until 2004, he served as Executive Vice President and Head of the Global Corporate Banking Division, which was comprised of over 300 banking professionals, managing corporate banking relationships within 12 specialized industry groups and four global regions. From 2000 until 2001, when Wachovia merged with First Union, Mr. Williams was Chief Risk Officer for all corporate, institutional, and wholesale banking activities. Mr. Williams’ prior assignments at Wachovia included a variety of corporate relationship management and risk management officer positions. Mr. Williams served as Chairman of the Community Depository Institutions Advisory Council for the Sixth Federal Reserve District from 2014 to 2016 and currently serves on the boards of directors of the Georgia Chamber of Commerce, the Metro Atlanta Chamber of Commerce, the High Museum of Art and The Good Samaritan Health Center. Mr. Williams is also a member of the Buckhead Coalition. The Board believes that Mr. Williams’ strong leadership as Chief Executive Officer, executive experience, deep institutional knowledge, and perspective regarding the Company’s strengths, weaknesses, and opportunities qualify him to serve on the Board.
Marietta Edmunds Zakas (58)-Ms. Zakas has been a director of the Company since March 2011. Ms. Zakas is SVP Strategy, Corporate Development, Communications and Human Resources at Mueller Water Products, where she has been since 2006. Prior to joining Mueller Water Products, she served in various positions at Russell Corporation from 2001 to 2006, culminating in her role as Corporate Vice President, Chief of Staff, Business

Development, and Treasurer. From 1993 to 2000, Ms. Zakas held positions of increasing responsibility at Equifax, including serving as Corporate Vice President, Treasurer, Corporate Secretary, and Director of Investor Relations. She began her professional career as an investment banker at Morgan Stanley in New York. Ms. Zakas is a Trustee Emerita at Randolph College. She has also served on the boards of Randolph-Macon Woman’s College (now Randolph College), The Westminster Schools, Berkeley Divinity School of Yale University, and Georgia Trust. Ms. Zakas earned a B.A. from Randolph-Macon Woman’s College, a J.D. from the University of Virginia School of Law, and an MBA from the University of Virginia Darden School of Business. The Company’s Board believes that Ms. Zakas’ in-depth knowledge of business operations and strategy, together with her broad experience related to financial and corporate governance matters, qualify her to serve on the Board.

Executive Officers
Douglas L. Williams (59)-Information regarding Mr. Williams, Chief Executive Officer, is included in the director profiles set forth above.
D. Michael Kramer (59)-Information regarding Mr. Kramer, President and Chief Operating Officer, is included in the director profiles set forth above.
Patrick T. Oakes (48)-Mr. Oakes has served as Executive Vice President, Chief Financial Officer, Treasurer, and Secretary of the Company and Executive Vice President, Chief Financial Officer, and Secretary of the Bank since October 2015.  Mr. Oakes served as Executive Vice President and Chief Financial Officer of Square 1 Financial Inc. in Durham, NC from August 2012 to October 2015.  Prior to his employment with Square 1, he served as Executive Vice President and Chief Financial Officer of Encore Bancshares, Inc. in Houston from 2011 to 2012 and Senior Vice President and Treasurer for Sterling Bancshares, Inc. from 2003 to 2011.  He received his undergraduate degree from Texas A&M University, and his MBA from Richmond, The American International University in London.
Richard A. Oglesby, Jr. (52)-Mr. Oglesby has served as the Executive Vice President and Chief Credit and Risk Management Officer of the Bank and the Company and has served in such roles since the Company’s inception in October 2006. Mr. Oglesby is responsible for all credit, market, operating, and compliance risks within the Bank. Prior to joining the Company, he worked in Atlanta for Wachovia Bank for 20 years. After starting on the management associate program, Mr. Oglesby’s career included experience in retail banking, business banking, as well as positions in a broad variety of risk management functions. Prior to Wachovia’s merger with First Union, Mr. Oglesby was the Head of Risk Management for all of Wachovia’s Capital Markets businesses. Since the merger in 2001, he served as a Managing Director within the Corporate and Investment Banking Group’s Risk Management team and then as the Chief Credit Officer of the Capital Finance Division, which included asset-based lending and equipment finance activities and First Union Rail. Additionally, Mr. Oglesby served as the Senior Risk Officer for the Private Equity Business within the Investment Bank. Mr. Oglesby is a member of the Board of Trustees at Children’s Literature for Children and has served as a Trustee at both Agnes Scott College and Columbia Theological Seminary. He graduated from Vanderbilt University in Nashville, Tennessee with a B.A. in Economics.

CORPORATE GOVERNANCE MATTERS
Director Independence
The Board determines which of our directors is independent. For a director to be considered independent under NASDAQ listing standards, the Board must, from time to time, affirmatively determine that the director meets the criteria for independence set forth in the NASDAQ listing standards.
The Board has evaluated the relationships between each current director (and his or her immediate family members and related interests) and the Company or the Bank, including the relationships described under “Certain Relationships and Related Person Transactions” below, and has determined each of the following directors is independent under the applicable NASDAQ listing standards: Henchy R. Enden, John N. Foy, Douglas J. Hertz, Adam G. Hurwich, Brian D. Jones, Stephen A. Levey, Larry D. Mauldin, R. Charles Shufeldt, Lizanne Thomas, and Marietta Edmunds Zakas.
The Board has determined that Douglas L. Williams, who serves as Chief Executive Officer of the Company, D. Michael Kramer, who serves as President and Chief Operating Officer of the Company, and Walter M. Deriso, Jr., who formerly served as Executive Chairman of the Company, are not independent because each is a current or former executive officer of the Company. The independent directors have designated R. Charles Shufeldt as the Lead Independent Director, in accordance with the Company’s Corporate Governance Guidelines. The role of the Lead Independent Director is described further under the heading “Board Leadership Structure.”
Board Meetings and Director Attendance
The Board of Directors held six regular meetings and no special meetings during 2016. Each director attended at least 75% of the aggregate number of meetings of the Board and all committees of the Board on which he or she served during 2016. Eleven of our current directors attended 100% of the meetings of the Board and committees on which they served during 2016.

Committees of the Board of Directors
The Board of Directors has a standing Audit Committee, Compensation Committee, Governance and Nominating Committee, and Executive Committee each of which operates under a written charter. The charters of the Audit Committee, Compensation Committee, and Governance and Nominating Committee are available on the Company’s website at www.atlanticcapitalbank.com, by clicking the “Investor Relations” heading, then the “Corporate Information” tab, and then “Governance Documents.” Current membership of the committees and independence determinations of each director are as follows:

Director	Audit	Compensation	Governance and Nominating	Executive
Walter M. Deriso, Jr.				Chair
Henchy R. Enden	X
John N. Foy	X		X
Douglas J. Hertz		Chair		X
Adam G. Hurwich		X
Brian D. Jones			X
D. Michael Kramer				X
Stephen A. Levey		X
Larry D. Mauldin		X
R. Charles Shufeldt	X			X
Lizanne Thomas		X	Chair	X
Douglas L. Williams				X
Marietta Edmunds Zakas	Chair			X

 Chair = Chairperson X = Member
The following is a brief description of each committee of the Board of Directors.
Audit Committee: The Audit Committee assists the Board in its oversight of the integrity of the Company’s financial reporting and internal controls, and the qualifications, independence, and performance of the Company’s independent accounting firm, internal audit functions, and compliance with legal and regulatory requirements. In addition, the Audit Committee assists in identifying and managing the risks faced by the Company and is responsible for the appointment, compensation, and oversight of the independent auditors and review of the Company’s financial statements, audit reports, internal controls, and internal audit procedures. The Audit Committee carries out all other tasks and responsibilities as more fully described in the Audit Committee Charter. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. Each member of the Audit Committee has been determined to be an independent director in accordance with the independence standards of the SEC and NASDAQ applicable to audit committees. The Audit Committee held eight meetings during 2016. The Board has determined that two members of the Audit Committee, Marietta Edmunds Zakas and R. Charles Shufeldt, each qualify as an “audit committee financial expert” as defined in SEC rules and regulations.
Compensation Committee: The Compensation Committee is appointed by the Board of the Company to assist in overseeing and reviewing information from management regarding compensation and human capital issues within the Company. The Compensation Committee is responsible for ensuring that the Company’s executive compensation plan is designed to link the economic interests of the Company’s shareholders and those of the Company’s executive officers, approving the elements of compensation for the Chairman, CEO, and other executive officers, approving employment agreements, severance agreements, and change in control agreements for certain executive/senior officers, periodically evaluating and overseeing the administration of the short-term and long-term compensation and benefit plans of the Company, periodically evaluating the methodology for awarding equity-based and other incentive compensation to all non-executive employees, and carrying out other compensation‑related responsibilities, as more fully described in the Compensation Committee Charter. Each member of the Compensation Committee has been determined to be (i) an independent director in accordance with the independence standards of NASDAQ applicable to compensation committees, (ii) an “outside director” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and (iii) a “non-employee director” under applicable SEC regulations. The Compensation Committee met four times during 2016.
Governance and Nominating Committee: The Governance and Nominating Committee develops and reviews policies on the appropriate size, composition, and qualification criteria for members of the Board to ensure proper expertise and diversity among its members and to manage the risks associated with conflicts of interest and director independence. In addition, the Governance and Nominating Committee evaluates, approves, and recommends for Board consideration candidates for election as directors and receives, reviews, and evaluates suggestions concerning possible candidates for election to the Board, including self-nominations, nominations from shareholders and other third-party nominations. The Governance and Nominating Committee develops and recommends to the Board a set of corporate governance, conflicts of interest and business ethics policies, principles, codes of conduct and guidelines for the Company and its directors, officers, and employees in addition to other responsibilities as more fully described in the Governance and Nominating Committee Charter.
Pursuant to its charter, the Governance and Nominating Committee periodically reviews the Company’s corporate governance matters, including criteria for the selection of Board members to ensure that the criteria, including diversity, are being addressed appropriately and conducts an annual assessment of its performance and of the charter and recommends changes to the Board when necessary. The Governance and Nominating Committee met two times in 2016. Each member of the Nominating and Governance Committee has been determined to be an independent director, in accordance with the independence standards of NASDAQ.
The Governance and Nominating Committee will consider a recommendation of a candidate for director by a shareholder. A candidate must be highly qualified, according to the criteria and requirements set forth by the Board, and be both willing to serve and expressly interested in serving on the Board. Shareholders can recommend qualified candidates for director by submitting the following information, in writing, to: Atlantic Capital Bancshares, Inc., 3280 Peachtree Road NE, Suite 1600, Atlanta, Georgia 30305, Attention: Secretary.

•	a statement that the writer is a shareholder and is proposing a candidate for consideration by the Governance and Nominating Committee;

•	the name and address of the shareholder as they appear on the Company’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;

•	the class or series and number of shares of the Company’s capital stock that are owned beneficially or of record by such shareholder and such beneficial owner;

•
a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder;

•	a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the proposed nominee named in the shareholder’s notice;

•	the name, age, personal and business address of the proposed candidate, and the principal occupation or employment of the proposed candidate;

•	the candidate’s written consent to serve as a director if elected;

•
a statement of the candidate’s business and educational experience and all other information relating to such person that would indicate such person’s qualification to serve on the Company’s Board; and

•	such other information regarding the candidate or the shareholder as would be required to be included in the Company’s proxy statement pursuant to SEC Regulation 14A.
The Secretary must receive the information set forth above at least 90 but not more than 120 days prior to the first anniversary of the preceding year’s annual meeting, as set forth in the Company’s Corporate Governance Guidelines. Consequently, any shareholder recommendation intended for consideration prior to our 2018 annual meeting of shareholders will not be considered timely unless the complete recommendation is delivered to the Secretary not earlier than the close of business on January 18, 2018 and not later than the close of business on February 17, 2018. Shareholder recommendations that are timely received will be forwarded to the Governance and Nominating Committee for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating all other candidates that it considers.
It is important to distinguish between the recommendations of nominees by shareholders pursuant to this policy from a nomination (whether by proxy solicitation or in person at a meeting) by a shareholder. Shareholders have certain rights under applicable law with respect to nominations, and any such nominations must comply with applicable law and provisions of the Bylaws of the Company. See “Submission of Future Shareholder Proposals and Nominations” for further information regarding the nomination process.
Executive Committee: The Executive Committee generally exercises all of the powers and authority of the Board in the management of the affairs of the Company in the interim between meetings of the Board, except for the duties and authorities delegated to other committees of the Board or those exclusively reserved to the Board by the Company’s Articles of Incorporation, Bylaws, or by statute or regulation. The Executive Committee held one meeting during 2016.
Board Leadership Structure
The Board of Directors is committed to strong, independent leadership and believes that objective oversight of management performance is a critical aspect of effective corporate governance. All but three of the members of the Board are independent directors under NASDAQ independence rules.
Currently, the positions of Chairman of the Board, Chief Executive Officer, and Lead Independent Director of the Company are held by separate individuals, with Douglas L. Williams serving as Chief Executive Officer, Walter M. Deriso, Jr. serving as the Chairman of the Board, and, pursuant to our Corporate Governance Guidelines, R. Charles Shufeldt has been designated by the independent members of the Board as the Lead Independent Director. The Lead Independent Director is responsible for coordinating the activities of the independent directors as follows: (i) assist in the determination of an appropriate schedule of Board meetings to help ensure the independent directors can attend meetings and perform their duties responsibly; (ii) seek input from all directors as to the preparation of the agendas for the Board and committees; (iii) advise the Board as to the quality, quantity, and timeliness of the flow of information from the Company’s management that is necessary for the independent directors to effectively and responsibly perform their duties; (iv) assist the Company’s officers in assuring compliance with and implementation of all applicable corporate and securities laws and be principally responsible for revisions to the Company’s governance guidelines for compliance and implementation of the same; (v) coordinate, develop the agenda for, and moderate executive sessions of the independent directors when necessary; and (vi) when necessary, act as a liaison between the independent directors and the Chairman of the Board or Chief Executive Officer on sensitive issues. The Lead Independent Director shall have the authority to retain such counsel or consultants as the Lead Independent Director deems necessary to perform his or her responsibilities.

The Board believes that at the current time this structure is appropriate for the Company, as it allows Mr. Williams to focus on the Company’s strategy, business, and operations, enables Mr. Deriso to assist with Board-level matters and serve as a liaison between the Board and the Company’s management, and allows Mr. Shufeldt to provide objective oversight and candid communications regarding the governance of the Company. The Board regularly deliberates and discusses its appropriate leadership structure and the roles and responsibilities of the Chairman of the Board and the Lead Independent Director based upon the needs of the Company from time to time to provide effective, independent oversight of management.
Role in Risk Oversight
As the Company’s principal governing body, the Board has the ultimate responsibility for overseeing the Company’s risk management practices. On an ongoing basis, the Board identifies areas of risk that particularly affect the Company and assigns senior members of management to report to the Board on those areas of risk at regularly scheduled meetings of the Board. The areas of risk identified by the Board change from time to time based on business conditions and competitive considerations.
Enterprise risks-the specific financial, operational, business, and strategic risks that we face, whether internal or external-are identified by the Board and management together, and then each risk is assigned to the full Board or a Board committee for oversight. Certain strategic and business risks, such as those relating to our products, markets, and capital investments, are overseen by the entire Board. The Audit Committee oversees management of market and operational risks that could have a financial impact, or affect financial reporting, such as those relating to internal controls or liquidity. The Governance and Nominating Committee manages the risks associated with governance issues, such as the independence of the Board, and the Compensation Committee is responsible for managing the risks relating to our executive compensation plans and policies and, in conjunction with the Board, key executive succession. Management regularly reports to the Board, or the relevant committee, on actions that we are taking to manage these risks. The Board and management periodically review, evaluate, and assess the risks relevant to the Company.
Executive Sessions of Independent Directors
To ensure free and open discussion and communication among the independent directors, these directors meet regularly in executive session at all regularly scheduled meetings of the Board with no members of management present. The Lead Independent Director, or in his absence, the Chair of the Governance and Nominating Committee, presides at the executive sessions, unless the independent directors determine otherwise. In addition, any committee of the Board may hold an executive session with any directors who are not members of such committee attending only by invitation.
Corporate Governance Guidelines
The Board has adopted Corporate Governance Guidelines to promote the effective functioning of the Board and its committees and to ensure a common understanding among individual directors and management concerning the operation of the Board and its committees. Our Corporate Governance Guidelines are available on the Company’s website at www.atlanticcapitalbank.com, and print copies are available to any shareholder that mails a request to: Atlantic Capital Bancshares, Inc., 3280 Peachtree Road NE, Suite 1600, Atlanta, Georgia 30305, Attention: Secretary.
Code of Business Conduct and Ethics
The Company has adopted a written Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to each of the Company’s directors, officers, and employees. The Code of Ethics sets forth our policies and expectations on a number of topics, including conflicts of interest, compliance with laws, use of our assets, and business conduct and fair dealing. This Code of Ethics also satisfies the requirements for a code of ethics, as defined by Item 406 of Regulation S-K promulgated by the SEC and the listing standards of NASDAQ. The Code of Ethics is available on the Company’s website at www.atlanticcapitalbank.com, and print copies are available to any shareholder that requests a copy following the same mailing process as set forth above. Any amendments to, and certain waivers of, the Code of Ethics will be disclosed on the Company’s website promptly following the date of such amendment or waiver, as applicable.
Shareholder and Interested Party Communications with Directors
Shareholders and other interested parties may communicate directly with the entire Board, any committee of the Board, the chairman of any committee, any individual director, the independent directors, as a group, or any other group of directors by writing to: Atlantic Capital Bancshares, Inc., 3280 Peachtree Road NE, Suite 1600, Atlanta, Georgia 30305, Attention: Secretary. Each such communication should specify the applicable addressee(s). Communications are reviewed by the Secretary and are then distributed to the Board or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Secretary may attempt to handle an inquiry directly or forward a communication for response by the director or directors to whom it is addressed, or to another employee of the Company. The Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal, or otherwise inappropriate.
Director Attendance at Annual Meeting
The Company believes that the Annual Meeting is an opportunity for shareholders to communicate directly with the Company’s directors. Consequently, although the Company does not have a formal policy regarding director attendance at annual meetings of shareholders, each director is encouraged and expected to attend the 2017 Annual Meeting. Each director attended the 2016 Annual Meeting.
Process for Nominating Potential Director Candidates
The Governance and Nominating Committee is responsible for identifying and evaluating potential director candidates and recommending qualified candidates to the full Board for nomination. Director nominees are recommended to the Board from time to time, but at least annually, by the Governance and Nominating Committee for election by the shareholders. Nominees for director are selected by the Board on the basis of his or her (i) economic, academic, financial, and other expertise, skills, knowledge, and achievements useful to the oversight of the Company’s business; (ii) integrity, demonstrated sound business judgment, and high moral and ethical character; (iii) diversity of viewpoints, backgrounds, experiences, and other demographics; (iv) business or other relevant professional experience; (v) capacity and desire to represent the balanced, best interests of the Company and its shareholders as a whole and not primarily a special interest group or constituency; (vi) ability and willingness to devote time to the affairs and success of the Company and in fulfilling the responsibilities of a director; (vii) the extent to which the interplay of the candidate’s expertise, skills, knowledge, and experience with that of other Board members will build a Board that is effective, collegial, and responsive to the needs of the Company. Nominees must also possess a willingness to challenge and stimulate management and the ability to work as part of a team in an environment of trust.
The Governance and Nominating Committee reviews the background and qualifications of each nominee to determine such nominee’s experience, competence, and character and assesses such nominee’s potential contribution to the Board, taking into account the then-existing composition of the Board and such other factors as the Governance and Nominating Committee deems appropriate. The Board of Directors believes that its members should collectively possess a broad and diverse range of skills, industry, and other knowledge and expertise, and business and other experience useful for the effective oversight of the Company’s business. The Board believes that the business experience of its directors has been, and continues to be, critical to our success.

While the Company does not have a formal diversity policy with respect to the Board, the Board is committed to diversified membership and believes its membership should broadly reflect the communities served by the Company and the Bank as well as the strategic priorities of the Company, which include diversity of viewpoints, backgrounds, experiences, and other demographics. The Governance and Nominating Committee actively considers diversity in recruitment and nominations of directors. The Governance and Nominating Committee will periodically review the composition of the Board to ensure it continues to meet the diversity goals, especially in line with the Company’s growth strategy into its target markets and subsequent accomplishments. The Governance and Nominating Committee uses its network of contacts when compiling a list of potential director candidates and may from time to time engage outside consultants, such as professional search firms.
All nominees for election to the Board have been recommended to the Board by the Governance and Nominating Committee. All such nominees are current directors of the Company.

COMPENSATION AND OTHER INFORMATION CONCERNING OUR
EXECUTIVE OFFICERS AND DIRECTORS
As an “emerging growth company,” under the Jumpstart Our Business Startups Act of 2012, we are not required to include a Compensation Discussion and Analysis section in our proxy statement. However, we have elected to provide certain information concerning our compensation philosophy and goals in this “Compensation and Other Information Concerning our Executive Officers and Directors” section, which goes beyond the scaled disclosures that apply to emerging growth companies. The following discussion should be read together with the compensation tables and related disclosures regarding our executive and director compensation. Actual compensation programs that we may adopt or future compensation decisions that we may make following the date of this proxy statement may differ materially from our existing and anticipated programs discussed below.
Compensation-Related Highlights
In 2016, our compensation-related highlights included:

•
Grant of short-term incentives to certain executive officers and other key contributors pursuant to our Executive Officer Short-Term Incentive Plan (“STI Plan”), which compensation is contingent upon the achievement of well-defined performance measures.

•
Grant of long-term incentives to certain executive officers and other key contributors pursuant to our Executive Officer Long-Term Incentive Plan (“LTI Plan”), which compensation is contingent upon the achievement of well-defined performance measures.

•
Amendment and restatement of our LTI Plan to (i) update certain plan provisions in light of the Company’s public company status, (ii) clarify that participants, may in the Compensation Committee’s discretion, be eligible to receive pro rata awards based on service for partial performance periods, (iii) update the amendment, delegation, and change in control provisions, and (iv) make certain other technical modifications.

We seek to engage in responsible compensation and governance practices that incorporate industry best standards and promote the interest of our shareholders. These practices include:

•	Utilizing a mix of short-term and long-term incentives to align executive officers’ interests with that of shareholders.

•
Maintaining an independent Compensation Committee that complies with SEC and NASDAQ public company independence requirements, meets Code Section 162(m) “outside director” and Rule 16b-3 “non-employee director” requirements and includes individuals with public company compensation committee experience.

•
Maintaining Stock Ownership Guidelines (found within our Corporate Governance Guidelines) that relate to our Chief Executive Officer, executive officers subject to Section 16(b) of the Exchange Act, and directors.

•	Upholding our anti-hedging and anti-pledging policy for our directors and executive officers, which is found in our Corporate Governance Guidelines.

•
Integrating “best practices” into the 2015 Plan, as described below under the heading “Proposal 2 - Re-Approval of the Atlantic Capital Bancshares, Inc. Amended and Restated 2015 Stock Incentive Plan - “Best Practices” Integrated into our Compensation Program and the 2015 Plan.”

Compensation Program Objectives and Determination Process
The Company’s general philosophy on executive compensation is to set cash and equity compensation opportunity at the 50th percentile of peer institutions. We believe that equity is an important component of our executive compensation package that aligns our executive compensation with our general success, growth, and profitability. In addition, our executive compensation philosophy is intended to be consistent with our strategy of recruiting highly experienced executive officers. In determining the elements of an executive’s compensation, the Company considers the individual’s position, scope of responsibilities, prior experience and skills, and expectations, in addition to the compensation mix paid to our other executives and executives at peer institutions. Our executive officers receive customary benefits such as participation in incentive programs, benefit plans, as well as disability benefits and, in certain cases, life insurance benefits.
The Compensation Committee is responsible for ensuring that the Company’s executive compensation plan, including salaries, stock options and other equity awards, incentive compensation, and other forms of compensation are designed to link the economic interests of the Company’s shareholders and those of the Company’s executive officers, while providing market-based compensation levels for the management team. It reviews and approves the Company’s employment goals, objectives, and compensation philosophy and evaluates, with the assistance of the Chief Executive Officer, the performance of other executive/senior officers other than the Chief Executive Officer. The Compensation Committee is directly responsible for approving the individual elements of total compensation for the Chief Executive Officer, including base salary, incentives, stock awards, benefits, and perquisites and, with the assistance of the Chief Executive Officer, for approving the individual elements of total compensation for other executive/senior officers.
The Compensation Committee also periodically reviews and sets the form and amounts of director compensation. It then makes recommendations to the Board, which approves the form and amounts of director compensation based in part upon such recommendations.
The Compensation Committee may from time to time, in its sole discretion, engage a compensation consultant to assist with the execution of its duties and responsibilities as set forth in the Compensation Committee’s charter or engage legal counsel or other advisors to assist it in the performance of its duties. The Compensation Committee retained Frederic W. Cook & Co. (“F.W. Cook”) during 2016 to assist the Compensation Committee with its review and analysis of certain executive, non-employee director, and employee compensation matters. The Compensation Committee has assessed the independence of F.W. Cook, taking into consideration factors relevant to such compensation consultant’s independence as specified in the NASDAQ listing standards and Item 407 of Regulation S-K. The Compensation Committee concluded that the services of F.W. Cook did not raise any conflict of interest for fiscal 2016 and that it was appropriate for F.W. Cook to continue to assist the Compensation Committee as it may require with its review and analysis of certain executive, non-employee director, and employee compensation matters during fiscal 2017.
Elements of Compensation
Our executive officers are eligible to receive a mix of variable and fixed compensation. Elements of compensation include:

•	Base salaries paid in cash;

•	Annual cash bonuses paid under our STI Plan, which bonuses are based on achievement of certain threshold levels of operating income, the efficiency ratio, and non-performing assets to assets;

•
Long-term incentives that may be paid out in cash, stock, or a mix thereof at the discretion of our Compensation Committee under our LTI Plan based on achievement of certain levels of average operating income growth and average net charge offs to average loans over a three-year period; and

•	Equity incentives granted under the Company’s 2015 Plan that generally vest over one to five years.
Stock Ownership Guidelines
The Company’s Corporate Governance Guidelines require: (i) the Chief Executive Officer to own at least three (3) times his or her base salary in shares of Common Stock; (ii) other executive officers subject to Section 16(b) of the Exchange Act to own at least one (1) time his or her base salary in shares of Common Stock; and (iii) each non-employee director to beneficially own at least three (3) times the annual retainer paid to a director for Board service in shares of Common Stock. These shares may be acquired over a period of five (5) years beginning with the date of first becoming a director or executive officer, as applicable. Each of our Named Executive Officers currently satisfy the applicable stock ownership amounts required under our Corporate Governance Guidelines. See “Security Ownership of Certain Beneficial Owners and Management” above for a specific listing of the amount of Common Stock beneficially owned, as of March 30, 2017, by each member of the Board and each Named Executive Officer in this Proxy Statement.
Prohibition on Hedging and Pledging
As stated in the Company’s Corporate Governance Guidelines, it is the policy of the Company that directors and executive officers are prohibited from engaging in any type of short sale or purchasing any financial instrument (including prepaid variable forward contracts, equity swaps, collars, and exchange-traded funds) that is designed to hedge or offset any decrease in the market value of the Company’s securities. Additionally, directors and executive officers may not hold Company securities in a margin account and may not pledge Company securities as collateral for a loan without the prior approval of the Company’s Compliance Officer; however, this prohibition does not apply to any broker-assisted “cashless” exercise or settlement of awards granted under a Company equity incentive plan. Directors and executive officers may not engage in speculative trading or hedging strategies with respect to Common Stock; however, they may engage in other derivative transactions only if it is determined, to the satisfaction of the Company’s Compliance Officer, that such transaction is consistent with applicable rules, laws, and the Company’s Policy Statement on the Prevention of Insider Trading.

Compensation Committee Report
The Compensation Committee has reviewed and discussed the foregoing section entitled “Compensation and Other Information Concerning our Executive Officers and Directors” with management. Based on this review and discussion, the Compensation Committee has recommended to the Board that the foregoing section entitled “Compensation and Other Information Concerning our Executive Officers and Directors” be included in our Annual Report on Form 10-K for the year ended December 31, 2016 and this Proxy Statement for filing with the SEC.
This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

Submitted by the Compensation Committee

Douglas J. Hertz (Chair)
Adam G. Hurwich
Stephen A. Levey
Larry D. Mauldin
Lizanne Thomas

EXECUTIVE COMPENSATION
The tables and disclosures that follow set forth the compensation and certain other information with respect to our Named Executive Officers. The Named Executive Officers for 2016 include our Chief Executive Officer and the two other most highly compensated individuals who were serving as executive officers as of December 31, 2016. Our Named Executive Officers for 2016 were:

•	Douglas L. Williams, Chief Executive Officer;

•	D. Michael Kramer, President and Chief Operating Officer; and

•	Richard A. Oglesby, Jr., Executive Vice President and Chief Credit and Risk Management Officer
Employment and Severance Agreements
We do not have employment agreements with our executive officers, with the exception of Mr. Williams and Mr. Kramer, who have employment agreements and Mr. Oakes who received an offer letter.
Mr. Williams’ Employment Agreement. On January 1, 2015, the Company entered into an employment agreement with Mr. Williams employing him as the Chief Executive Officer of the Company and the Bank. The term of the agreement continues until December 31, 2017, unless earlier terminated pursuant to the employment agreement. The agreement provides for an initial annual base salary of $414,000, subject to periodic increases as determined by the Compensation Committees of the Company and the Bank. The Compensation Committees may approve the payment of a discretionary bonus annually. Mr. Williams is also entitled to additional fringe benefits such as reimbursement of business expenses and a $1,000,000 life insurance policy. Mr. Williams’ life insurance policy benefit is part of the Company’s greater bank owned life insurance policy purchased for Mr. Williams, with the portion of such policy representing Mr. Williams’ personal benefit being purchased in years prior to 2014. He is also eligible to participate in any stock option, restricted stock, or long-term incentive plans offered by the Company or the Bank that are similar to those offered to other senior executive officers. Mr. Williams is further eligible to participate in any health and welfare benefits plans provided by the Company and the Bank generally to senior executive officers and is entitled to not less than four weeks paid vacation and an annual sick leave benefit as may be established by the Company and the Bank. In the event of disability, Mr. Williams will receive 100% of his then-current base salary during the first 12 substantially continuous months of such disability, reduced by any amounts paid to Mr. Williams under disability insurance. If Mr. Williams remains disabled for a substantially continuous period that exceeds such 12 months, the Company and the Bank may terminate his employment agreement.
The Boards of Directors of the Company and the Bank may terminate the employment agreement at any time, with or without cause. If the Boards of Directors terminate the employment agreement without cause, or if Mr. Williams resigns for a good reason, Mr. Williams is entitled to receive a severance payment equal to Mr. Williams’ base salary plus a target bonus with the base salary to be paid for the greater of 12 months following the date of termination or the balance of the employment term and any incentive compensation component to be paid in a lump sum payment. Mr. Williams may terminate the employment agreement at any time. In the event that he resigns without good reason, he will not receive a severance payment.
In the event of termination of Mr. Williams without cause or a resignation by Mr. Williams for a good reason within 18 months following a change in control or within three months prior to a change in control, Mr. Williams is entitled to receive, as liquidated damages, two times the sum of Mr. Williams’ base salary plus the target bonus and health insurance coverage for a period not to exceed 18 months. Notwithstanding anything to the contrary in the employment agreement, if payments or benefits received by Mr. Williams thereunder would constitute an “excess parachute payment” within the meaning of Section 280G of the Code, such payments or benefits provided to him will be reduced to the extent necessary so that no portion will be subject to the excise tax imposed by Section 4999 of the Code.

Mr. Kramer’s Employment Agreement. On June 5, 2015, the Company entered into an employment agreement with Mr. Kramer with an effective date of October 31, 2015. Mr. Kramer serves as the President and Chief Operating Officer of the Company and the Bank. The term of the agreement continues for 36 full calendar months, unless earlier terminated pursuant to the employment agreement. The agreement provides for an initial annual base salary of $385,000, subject to periodic increases as determined by the Compensation Committees of the Company and the Bank. The Compensation Committees may approve the payment of a discretionary bonus annually. For 2015, the Agreement provided that Mr. Kramer would receive a bonus payment of not less than $100,000 under the STI Plan. Mr. Kramer is also entitled to additional fringe benefits such as reimbursement of business expenses and is eligible to participate in any stock option plan, restricted stock, or long-term incentive plans offered by the Company or the Bank that are similar to those offered to other senior executive officers. Mr. Kramer is also eligible to participate in any health and welfare benefits plans provided by the Company and the Bank generally to senior executive officers and is entitled to not less than four weeks paid vacation and an annual sick leave benefit as may be established by the Company and the Bank. In the event of disability, Mr. Kramer will receive 100% of his then-current base salary during the first 12 substantially continuous months of such disability, reduced by any amounts paid to Mr. Kramer under disability insurance. If Mr. Kramer remains disabled for a substantially continuous period that exceeds such 12 months, the Company and the Bank may terminate his employment agreement.
The Boards of Directors of the Company and the Bank may terminate the employment agreement at any time, with or without cause. If the Boards of Directors terminate the employment agreement without cause, or if Mr. Kramer resigns for a good reason, Mr. Kramer is entitled to receive a severance payment equal to Mr. Kramer’s base salary plus a target bonus with the base salary to be paid for the greater of 12 months following termination or the balance of the employment term. Any incentive compensation component will be paid in a lump sum. Mr. Kramer may terminate the employment agreement at any time. In the event that he resigns without good reason, he will not receive a severance payment.
In the event of termination of Mr. Kramer without cause or a resignation by Mr. Kramer for a good reason within 18 months following a change in control or within three months prior to a change in control, Mr. Kramer is entitled to receive the accrued but unpaid base salary through date of termination, any accrued but unpaid cash bonuses for any prior period and equity, including long-term incentive performance plans, governed by the terms of the award agreement. In addition, Mr. Kramer will receive a severance payment in the sum of 2.25 times the sum of his base salary plus target bonus. Such severance payment will be paid over a period of 30 months following termination. Mr. Kramer will also receive reimbursement for the employer’s portion of his health insurance coverage for a period not to exceed 12 months. Notwithstanding anything to the contrary in the employment agreement, if payments or benefits received by Mr. Kramer thereunder would constitute an “excess parachute payment” within the meaning of Section 280G of the Code, such payments or benefits provided to him will be reduced to the extent necessary so that no portion will be subject to the excise tax imposed by Section 4999 of the Code.
Mr. Oakes’ Offer Letter. On October 7, 2015, the Company appointed Patrick Oakes as Executive Vice President, Chief Financial Officer, Secretary, and Treasurer of the Company pursuant to an offer letter dated September 30, 2015 and accepted by Mr. Oakes on October 2, 2015.  Under the Offer Letter, Mr. Oakes is entitled to the following: (i) annual base salary of $315,000; (ii) eligibility to participate in the STI Plan with payments equal to 30% of base salary at target performance level; (iii) eligibility to participate in the LTI Plan with payments equal to 30% of base salary at target performance level; (iv) a signing bonus of $30,000; (v) reimbursement of up to $33,750 of relocation expenses; (vi) reimbursement of expenses for up to 60 days of temporary housing in Atlanta; (vii) participation in the Company’s Change in Control Plan; and (viii) participation in the Company’s other benefit plans in accordance with practices for other executives of similar level.  In addition, Mr. Oakes received a stock option for 50,000 shares of the Company’s common stock and 7,000 shares of the Company’s common stock subject to a restricted award.

Summary Compensation Table
The following narrative, table, and footnotes set forth information concerning the total compensation earned during the fiscal year ended December 31, 2016, by our Named Executive Officers.
Salary. The salaries of our Named Executive Officers are designed to: (i) provide base pay benchmarked to the individual’s level of responsibility, talent, and experience; (ii) provide financial predictability; (iii) provide a salary that is market competitive; and (iv) promote retention. The base salary for each Named Executive Officer for 2016 was as follows: Mr. Williams-$426,420; Mr. Kramer-$395,403; and Mr. Oglesby-$309,000. Base salaries for our Named Executive Officers for 2015 were: Mr. Williams-$414,000; and Mr. Kramer-$385,000. Mr. Kramer’s base salary in 2015 was prorated for his partial year of service. Mr. Oglesby was not a Named Executive Officer in 2015. Base salaries of our Named Executive Officers for March 2017 through February 2018 are: Mr. Williams-$439,212; Mr. Kramer-$407,265; and Mr. Oglesby-$320,000.
Executive Officer Short-Term Incentive Plan. Under the STI Plan, executive officers are eligible to receive discretionary cash bonuses on a case-by-case basis in order to reward specified performance metrics. The discretionary cash bonus under the STI Plan gives the Company the flexibility to take into consideration the different quantitative and qualitative measures over the fiscal year in determining the eligible executive’s bonus. In determining discretionary bonus amounts under the STI Plan, the Company may consider a combination of factors, including the Company’s overall and the individual’s performance. The annual discretionary bonus is payable at the sole discretion of the Compensation Committee of the Board. Discretionary cash bonuses earned for 2016 by each Named Executive officer were as follows: Mr. Williams-$101,900; Mr. Kramer-$97,270; and Mr. Oglesby-$50,985. Discretionary cash bonuses earned for 2015 by each Named Executive Officer were as follows: Mr. Williams-$225,000; and Mr. Kramer-$100,000. Mr. Kramer was not employed for the full 2015 fiscal year, but was awarded a bonus pursuant to his employment agreement. Mr. Oglesby was not a Named Executive Officer in 2015. In determining to award discretionary cash bonuses to the Named Executive Officers for 2016, the Compensation Committee considered the Company’s and the individual’s achievements in 2016.
Executive Officer Long-Term Incentive Plan. In 2012, the Company established the LTI Plan, a long-term incentive plan for certain key employees. The LTI Plan was amended and restated effective January 1, 2017. The purpose of the LTI Plan is to (i) balance the short-term orientation of other compensation elements; (ii) directly align management and shareholder interests; (iii) focus executives on the achievement of long-term results; (iv) support the growth and profitability of the Company and the Bank; and (v) retain executive talent. Bonuses under the LTI Plan may be paid in lump sum in cash or in Common Stock or in any combination of cash and Common Stock at the discretion of the Compensation Committee of the Board. Awards are granted under the LTI Plan for a bonus period, which means a period of more than one calendar year. Awards are based on performance metrics set by the Compensation Committee, which may be based on individual performance, business unit or division performance, company-wide performance, or any combination of the foregoing. For awards earned in fiscal year 2016, as was the case in fiscal year 2015, performance goals were based on the company-wide performance measures of: three-year average operating income growth and three-year average net charge offs/average loans. For awards earned in each of 2016 and 2015, the Compensation Committee elected to grant fully vested shares of Common Stock to the Named Executive Officers. In 2016 and 2015, these awards were granted under the 2015 Plan in the form of Other Stock-Based Awards. The grant date fair value of the stock awarded to each of the Named Executive Officers for the three-year performance period ending 2016, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“FASB ASC Topic 718”), was as follows: Mr. Williams-$513,513; Mr. Oglesby-$248,064; and Mr. Kramer-$163,476. Mr. Kramer’s 2016 award was prorated for the time he was a participant in the LTIP Plan. The grant date fair value of the stock awarded to each of the Named Executive Officers for the three-year performance period ending 2015, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“FASB ASC Topic 718”), was as follows: Mr. Williams-$447,977. Mr. Kramer was not a participant in the LTI Plan in 2013 and therefore did not earn any LTI grants in 2015. Mr. Oglesby was not a Named Executive Officer in 2015.
2016 Summary Compensation Table

Name and principal position	Year	Salary ($)(1)	Stock Awards ($)	Option Awards ($)(2)	Non-equity incentive plan compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Douglas L. Williams	2016	426,420	513,513(5)	—	101,900	8,100	1,049,933
Chief Executive Officer	2015	414,000	447,977(6)	—	225,000	7,950	1,094,927

D. Michael Kramer	2016	395,403	163,476(5)	—	97,270	8,100	664,249
President and Chief Operating Officer(6)	2015	64,167	210,000(7)	705,000	100,000(8)	—	1,079,167

Richard A. Oglesby, Jr.	2016	309,000	248,064(5)	—	50,985	8,100	616,149
Executive Vice President and Chief Credit and Risk Management Officer(9)
_____________

(1)	In 2016, the base salaries for Messrs. Williams, Kramer, and Oglesby were increased effective as of March 1, 2016. In 2015, Mr. Kramer’s base salary was prorated for his partial year of service.

(2)
Represents the aggregate grant date fair value of option awards granted during the fiscal year computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. For a discussion of the various assumptions made and methods used for determining such amount, see Note 15 in the Notes to Consolidated Financial Statements of the Company’s Annual Report on Form 10-K.

(3)	Represents cash bonus awards earned in 2015 and 2016 and paid in January of 2016 and 2017 respectively, under the STI Plan.

(4)
Named Executive Officers are eligible for health insurance and 401(k) benefits at the same level and subject to the same conditions as provided to all other employees. The amounts shown represent matching contributions made to each Named Executive Officer’s 401(k) account. The Company does not provide perquisites to its Named Executive Officers.

(5)
Represents fully vested shares of Common Stock awarded in January 2017 and 2016 for the three-year LTI performance periods ended December 31, 2016 and 2015, respectively. The awards for the three-year performance periods ended December 31, 2016 and 2015 were paid out in the form of Other Stock-Based Awards under the 2015 Plan. The aggregate grant date fair value of the stock awards has been computed in accordance with FASB ASC Topic 718 using the fair market value of the Company’s Common Stock on the date of grant, $19.55 and $13.36, and $12.50 for 2016 and 2015, respectively. For a discussion of the various assumptions made and methods used for determining such amount, see Note 15 in the Notes to Consolidated Financial Statements of the Company’s Annual Report on Form 10-K.

(6)	Mr. Kramer was appointed President and Chief Operating Officer effective as of October 31, 2015.

(7)	Represents 14,000 restricted shares of Common Stock granted to Mr. Kramer on November 2, 2015 pursuant to the terms of his employment agreement with the Company.

(8)
Represents a bonus paid to Mr. Kramer pursuant to the terms of his employment agreement with the Company, pursuant to which the Company agreed to pay him an incentive compensation payment for 2015 of not less than $100,000 under the STI Plan.

(9)	Mr. Oglesby was not a Named Executive Officer in 2015.

Potential Payments Upon a Change in Control
The Company’s Change in Control Plan (the “CIC Plan”) was approved by the Board on July 17, 2014. The Compensation Committee of the Board administers the CIC Plan and selects which senior officers of the Company and the Bank will participate. The CIC Plan provides that if a participant is terminated from his or her employment with the Company or the Bank without cause or the participant resigns for a good reason during the period that begins 90 days before and ends 540 days after a change in control, the participant (or his or her beneficiary, if applicable) is entitled to receive a cash severance payment in the amount of (i) 1.5 times the sum of participant’s base salary and his or her target bonus, plus (ii) an amount equal to participant’s base salary multiplied by his or her highest annual incentive target bonus percentage in effect for the calendar year in which participant is terminated, prorated based on the number of calendar days in the calendar year before the participant’s date of termination. Additionally, participants receive reimbursements by the Company of the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) coverage premiums, if any, paid by the participant for his or her self-only COBRA coverage each month until the earlier of 18 months following termination or the date the participant is eligible to receive healthcare coverage from a new employer, and any long term incentive plan awards and any outstanding stock options, warrants, restricted stock, and other equity grants fully vest upon the participant’s termination of employment.
A “change in control” as defined in the CIC Plan is: (i) a change in any one year period in the members of the Company’s or the Bank’s Boards of Directors such that the members of the Company’s or the Bank’s respective Boards at the beginning of the one-year period no longer constitute a majority of the members at the end of such period (unless the nomination for election for each new member of the applicable board was approved by at least two-thirds of the individuals who were members of the applicable board at the beginning of such one year period), or (ii) if any person becomes the beneficial owner of 40% or more of the voting power of the Company’s or the Bank’s respective common stock (other than an acquisition directly by or from the Company or the Bank, an initial public offering of the Company’s or the Bank’s respective common stock, an acquisition by an employee benefit plan sponsored by the Company or the Bank, or certain merger transactions), or (iii) the consummation of a merger or other transaction involving the Company or the Bank (unless immediately after the consummation at least 50% of the voting power of the stock of the surviving corporation is held by persons who were the Company’s or the Bank’s respective shareholders immediately before the consummation in substantially the same proportion that they held the voting power of the stock of the Company or the Bank immediately before the consummation, no person holds more than 20% of the voting power of the surviving corporation’s stock (other than a person who immediately before the consummation held more than 20% of the voting power of the Company or the Bank’s respective common stock), and at least 50% of the directors of the surviving corporation were directors of the Company’s or the Bank’s respective Boards of Directors immediately before the consummation), or (iv) the shareholders approve a sale of substantially all of the Company’s or the Bank’s assets or the Company’s or Bank’s liquidation.
Employee Benefit Plans
The discussion that follows describes the material terms of our principal equity plans in which the Named Executive Officers participate and is qualified in all respects by reference to the terms of the plans identified below. The material terms of the employment agreements entered into by the Company and Messrs. Williams and Kramer in 2015 and the Company’s Change in Control Plan are described under “Employment and Severance Agreements” and “Potential Payments Upon a Change in Control” above.
2015 Stock Incentive Plan
The Atlantic Capital Bancshares, Inc. 2015 Stock Incentive Plan (the “2015 Plan”) became effective on May 21, 2015. Awards under the 2015 Plan may be made to the employees, directors, and independent contractors of the Company and its affiliates. Awards granted under the 2015 Plan may be in the form of incentive and nonqualified stock options, stock appreciation rights (“SARs”) (including related and free standing SARs), restricted stock awards, restricted stock unit awards, performance share awards, performance unit awards, phantom stock awards, other stock-based awards, cash bonus awards, or dividend equivalent awards. The 2015 Plan provides that awards may be made under it for ten years, unless the 2015 Plan is terminated earlier by the Board.
The 2015 Plan, subject to oversight by the Board, is administered by the Compensation Committee of the Board. The maximum aggregate number of shares of Common Stock that the Company may issue pursuant to awards granted under the 2015 Plan may not exceed the sum of (i) 4,000,000 shares plus (ii) the approximately 525,000 shares that remained available under the Atlantic Capital Bancshares, Inc. 2006 Stock Incentive Plan (the “2006 Plan”) for the grant of awards as of the effective date of the 2015 Plan, plus (iii) any shares subject to an award granted under the 2006 Plan, which award is at any time forfeited, cancelled, terminated, expires or lapses for any reason. In addition, shares subject to certain awards will again be available for issuance (or otherwise not counted against the maximum number of available shares) under the 2015 Plan, including unissued or forfeited shares subject to awards that are canceled, terminate, expire, are forfeited, or lapse for any reason, awards settled in cash, dividends (including dividends paid in shares) or dividend equivalents paid in cash in connection with awards, and shares subject to an award other than an option or SAR that are not issued for any reason (including failure to achieve to maximum performance goals).  Further, (i) shares issued under the 2015 Plan through the settlement, assumption, or substitution of outstanding awards granted by another entity or obligations to grant future awards in connection with a merger involving the Company acquiring another entity will not reduce the maximum number of shares available for delivery under the 2015 Plan, and (ii) available shares under a shareholder approved plan of an acquired company (as adjusted to reflect the transaction) may be used for awards under the 2015 Plan and will not reduce the maximum number of shares available under the 2015 Plan, in each case, subject to NASDAQ listing requirements.
The maximum aggregate number of shares of Common Stock that may be issued under the 2015 Plan pursuant to the grant of incentive stock options may not exceed 4,000,000 shares. In addition, subject to the terms of the 2015 Plan, in any 12-month period, (i) no participant may be granted options and SARs that are not related to an option for more than 1,000,000 shares of Common Stock (or the equivalent value thereof based on the fair market value per share of the Common Stock on the date of grant of an award) and (ii) no participant may be granted awards other than options or SARs that are settled in shares of Common Stock for more than 1,000,000 shares of Common Stock (or the equivalent value thereof based on the fair market value per share of the Common Stock on the date of grant of an award). The 2015 Plan is proposed to be amended and restated. See “Proposal 2 - Re-Approval of The Atlantic Capital Bancshares, Inc. 2015 Stock Incentive Plan (As Amended and Restated Effective May 18, 2017)” below.
2006 Stock Incentive Plan
The 2006 Plan was superseded by the 2015 Plan. The maximum number of shares that were authorized for issuance pursuant to awards granted under the 2006 Plan was 2,000,000 shares. Of that number, approximately 525,000 shares remained eligible for issuance as of May 21, 2015 (the effective date of the 2015 Plan) and were carried forward and made available for issuance under the 2015 Plan. No further awards will be granted under the 2006 Plan, although outstanding awards granted under the 2006 Plan continue in accordance with their terms, and shares subject to terminated or forfeited awards granted under the 2006 Plan will be made available for issuance under the 2015 Plan.
Awards granted under the 2006 Plan could be made to the employees and directors of the Company and its affiliates in the form of incentive and nonqualified stock options, restricted stock awards, restricted unit awards, performance share awards, performance unit awards, phantom stock awards, or dividend equivalent awards. Only stock options and restricted stock awards are currently outstanding under the 2006 Plan. The Compensation Committee of the Board administers the 2006 Plan, pursuant to Board delegation of authority.
Legacy First Security Group, Inc. Long-Term Incentive Plans
In connection with the acquisition of First Security on October 31, 2015, we assumed outstanding awards granted under the First Security Group, Inc. 2012 Long-Term Incentive Plan (the “2012 Plan”) and the First Security Group, Inc. 2002 Long-Term Incentive Plan (the “2002 Plan”). As of December 31, 2016, 439,905 and 12,309 shares of the Company’s Common Stock could be issued pursuant to outstanding options under the 2012 Plan and 2002 Plan, respectively. No further awards will be granted under either the 2012 Plan or the 2002 Plan.
Outstanding Equity Awards at Fiscal Year-End
The Company has awarded stock options, and restricted stock awards to its senior management and other employees. The terms of these awards typically provide for vesting over a defined period of time, generally over one to five years. The options expire if not exercised within ten years from the date of grant. The Company does not have a formula for determining stock option awards. Awards are generally based on the subjective judgment of the Compensation Committee, with advice from the Chief Executive Officer regarding awards granted to executive officers other than the Chief Executive Officer.
The following table sets forth certain information with respect to equity awards previously awarded to our Named Executive Officers that were outstanding as of December 31, 2016.
Outstanding Equity Awards at Fiscal Year-End Table

	Option awards				Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)
Douglas L. Williams	50,000	—	10.00	1/20/2021	—	—
Chief Executive Officer

D. Michael Kramer	56,400	37,600(1)	12.39	7/24/2023	14,000(4)	266,000(5)
President and Chief	2,820	1,880(2)	12.39	3/1/2024
Operating Officer		100,000(3)	15.00	11/2/2025

Richard A. Oglesby, Jr.	12,500	—	10.00	1/21/2021	—	—
Executive Vice
President and Chief
Credit and Risk Management Officer
_____________

(1)	Options vest on a pro rata basis over five years from the date of grant, July 24, 2013.

(2)	Options vest on a pro rata basis over five years from the date of grant, March 1, 2014.

(3)	Options cliff vest on November 2, 2020, which is the fifth anniversary of date of grant, November 2, 2015.

(4)	Restricted stock award cliff vests on November 2, 2018, which is the third anniversary of the date of grant.

(5)	Represents 14,000 restricted shares multiplied by the closing stock price of the Company’s Common Stock on December 31, 2016, $19.00.

Performance-Based Awards
The Company grants both cash- and equity- based awards in recognition of performance. The Company issues cash-based awards to its executive officers upon achievement of certain performance goals established under the Company’s STI Plan. Under the Company’s LTI Plan, key employees may earn fully vested Other Stock Based Awards (granted under the 2015 Plan) if certain performance goals are met at the end of a bonus period, which has historically been set as a three-year period (and may not be less than one year pursuant to the terms of the LTI Plan). The shares shown below represent fully vested shares of Common Stock granted pursuant to Other Stock Based Awards earned at the end of a three-year performance period under the LTI Plan. The STI Plan and LTI Plan are discussed in more detail above in the “Summary Compensation Table - Executive Officer Short-Term Incentive Plan” and “Summary Compensation Table - Executive Officer Long-Term Incentive Plan” sections.
Performance-Based Awards Table

Non-vested at Dec. 31, 2013	—
Granted	102,758
Vested or Earned	102,758
Forfeited	—
Non-vested at Dec. 31, 2014	—
Granted	117,878
Vested or Earned	117,878
Forfeited	—
Non-vested at Dec. 31, 2015	—
Granted	106,108
Vested or Earned	106,108
Forfeited	—
Non-vested at Dec. 31, 2016	—

Equity Compensation Plan Information
The following table provides information with respect to securities authorized for issuance under all of the Company’s equity compensation plans as of December 31, 2016. The maximum aggregate number of shares of Common Stock that the Company may issue pursuant to awards granted under the 2015 Plan may not exceed the sum of (i) 4,000,000 shares plus (ii) the approximately 525,000 shares that remained available under the 2006 Plan for the grant of awards as of May 21, 2015, plus (iii) any shares subject to an award granted under the 2006 Plan, which award is at any time forfeited, cancelled, terminated, expires or lapses for any reason. In addition, certain shares subject to awards granted under the 2015 Plan may again be available for issuance as discussed above in the “2015 Stock Incentive Plan” section. The maximum aggregate number of shares of Common Stock that may be issued under the 2015 Plan pursuant to the grant of incentive stock options may not exceed 4,000,000 shares.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants, and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	1,485,704	$ 11.69	3,996,019
Equity compensation plans not approved by security holders	—	—	—
Total	1,485,704	$ 11.69	3,996,019

Compensation Committee Interlocks and Insider Participation
The current members of the Compensation Committee of the Board are Messrs. Hertz (Chair), Hurwich, Mauldin, and Levey and Ms. Thomas. None of the members of the Compensation Committee of the Board during 2016 served as an officer or employee of the Company during the year ended December 31, 2016. No interlocking relationships exist between the Board or the Compensation Committee of the Board and the Board of Directors or compensation committee of any other company. None of the members of the Compensation Committee of the Board had any transaction that is required to be disclosed as a related person transaction pursuant to SEC rules.
Director Compensation
The Company pays its non-employee directors fees for their service as directors. Director compensation is set by the Compensation Committee and approved by the Board. For the year ended December 31, 2016, the non-employee directors received:

•	an annual cash retainer of $30,000;

•	an additional annual cash retainer for the chairs of the committees of the Board, as follows:

•	Audit Committee - $7,000;

•	Credit Committee and Compensation Committee - $6,500 each; and

•	ALCO Committee, Governance and Nominating Committee and Trust Committee - $5,000 each;

•	an additional annual cash retainer of $70,000 for the Company’s non-executive Chairman of the Board; and

•
an annual grant for the non-employee directors of restricted shares of Common Stock having a fair market value at the time of grant of $20,000, which shares will generally vest on the first anniversary of the date of grant.

The restricted shares granted in 2016 were issued at a grant date fair value of $14.20 per share and generally vest on the first anniversary of the date of grant. All of the options that were granted in prior years to current and former Company non-employee directors have vested and become exercisable, which includes options to purchase an aggregate of 72,712 shares of the Company’s Common Stock. For fiscal year 2017, non-employee director annual compensation is expected to remain unchanged from fiscal year 2016.
The following table sets forth information concerning the compensation earned for service on the Board during the fiscal year ending December 31, 2016 by each individual who served as a non-employee director at any time during the fiscal year.
2016 Director Compensation Table

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Total ($)
Walter M. Deriso, Jr.	105,000	19,993.60	124,993.60
Henchy R. Enden	30,000	19,993.60	49,993.60
John N. Foy	30,000	19,993.60	49,993.60
Douglas J. Hertz	36,500	19,993.60	56,493.60
Adam G. Hurwich	30,000	19,993.60	49,993.60
Brian D. Jones	30,000	19,993.60	49,993.60
Stephen A. Levey	30,000	19,993.60	49,993.60
Larry D. Mauldin	35,000	19,993.60	54,993.60
R. Charles Shufeldt	36,500	19,993.60	56,493.60
Lizanne Thomas	35,000	19,993.60	54,993.60
Marietta Edmunds Zakas	37,000	19,993.60	56,993.60
_______________

(1)
Messrs. Williams and Kramer, who were employees of the Company during the fiscal year ended December 31, 2016, received no compensation for their service as directors in 2016. All amounts related to their compensation as Named Executive Officers during the fiscal year ended December 31, 2016 are included in the “Summary Compensation Table” above.

(2)
Represents the aggregate grant date fair value of restricted stock awards granted during the fiscal year computed in accordance with FASB ASC Topic 718, rather than an amount paid to or realized by the director. For a discussion of the various assumptions made and methods used for determining such amount, see Note 15 - Employee and Director Benefit Plans in the Notes to Consolidated Financial Statements of the Company’s Annual Report on Form 10-K. The table below shows the aggregate numbers of option and restricted awards outstanding for each non-employee director as of December 31, 2016. No option awards were granted to non-employee directors during the year ended December 31, 2016.

The table below shows the aggregate numbers of option and restricted awards outstanding for each non-employee director as of December 31, 2016.

	Aggregate Option and Restricted Stock Awards Outstanding as of December 31, 2016 (#)
Name	Options	Restricted Awards
Walter M. Deriso, Jr.	—	1,408
Henchy R. Enden	940	1,408
John N. Foy	—	1,408
Douglas J. Hertz	5,000	1,408
Adam G. Hurwich	940	1,408
Brian D. Jones	6,000	1,408
Stephen A. Levey	—	1,408
Larry D. Mauldin	1,880	1,408
R. Charles Shufeldt	5,000	1,408
Lizanne Thomas	—	1,408
Marietta Edmunds Zakas	5,000	1,408

REPORT OF THE AUDIT COMMITTEE
The Audit Committee of the Board of Directors currently is composed of four independent directors and operates under a written charter adopted by the Board of Directors. The Audit Committee annually reviews and assesses the adequacy of the Audit Committee charter.
Management is responsible for the Company’s internal controls and the financial reporting process. Ernst & Young LLP, the Company’s registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and issuing a report on those financial statements. The Audit Committee, among other things, is responsible for monitoring and overseeing these processes and is directly responsible for the appointment, compensation, retention, and oversight of the Company’s independent auditors.
In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s audited financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors.
The Audit Committee reviewed with our independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent registered public accounting firm (i) the matters to be discussed as required by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the PCAOB and (ii) the independent registered public accounting firm’s independence from Atlantic Capital Bancshares, Inc., and its management, including the matters in the written disclosures and the letter we received from the independent registered public accounting firm required by the PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, regarding the independent registered public accounting firm’s communications with the Audit Committee on independence. The Audit Committee considered the appropriateness of the provision of non-audit services by the independent registered public accounting firm relative to their independence.
Based upon the Audit Committee’s discussion with management and the independent auditors and the Audit Committee’s review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.
This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

Submitted by the Audit Committee

Marietta Edmunds Zakas (Chair)
Henchy R. Enden
John N. Foy
R. Charles Shufeldt

PROPOSAL 2
RE-APPROVAL OF THE ATLANTIC CAPITAL BANCSHARES, INC. 2015 STOCK INCENTIVE PLAN
(AS AMENDED AND RESTATED EFFECTIVE MAY 18, 2017)
Background
The Atlantic Capital Bancshares, Inc. 2015 Stock Incentive Plan, as initially adopted by the Board and shareholders, became effective on May 21, 2015 and is a key component of our pay-for-performance strategy. The Board, upon the recommendation of the Compensation Committee, has approved the amendment and restatement of the plan effective May 18, 2017, subject to shareholder re-approval at the Annual Meeting. References in this proposal to the “2015 Plan” also refer to the 2015 Stock Incentive Plan, as proposed to be amended and restated, unless the context indicates otherwise.
As discussed under the “ -Code Section 162(m) Requirements” section below, Section 162(m) of the Internal Revenue Code (the “Code”) limits the Company’s federal income tax deduction for any compensation in excess of $1,000,000 paid to NEOs except the Chief Financial Officer. However, this provision does not apply to certain performance-based compensation as long as specified requirements are met. We are asking our shareholders, as discussed below, to re-approve the 2015 Plan, as amended and restated, in order to attempt to preserve, to the extent practicable, the Company’s ability to grant tax-deductible performance-based compensation under Code Section 162(m).
The material changes to the 2015 Plan, as proposed to be amended and restated, include:

•	expanding coverage of the one-year minimum vesting requirement to apply to all participants (and not just employees) and to all types of awards, subject to limited exceptions as described herein;

•	imposing a new $100,000 limitation on the size of awards that may be granted in any 12-month period to a non-employee director;

•
requiring that dividends and dividend equivalents, if any, accrue and not be paid unless and until the underlying award (now including all awards other than options and SARs and not just performance-based awards) has vested and/or been earned; and

•
modifying the 2015 Plan tax withholding provisions to allow the Administrator to permit withholding above the minimum statutory withholding levels so long as such withholding complies with applicable law and accounting principles.

The discussion that follows is qualified in its entirety by reference to the 2015 Plan, which is included as an appendix to this proxy statement. A copy of the full text of the 2015 Plan is also available as an appendix to the electronic version of this proxy statement on the SEC’s website at www.sec.gov. A copy of the 2015 Plan, prior its amendment and restatement, is also accessible via the SEC’s website at www.sec.gov as an exhibit to our most recent Annual Report on Form 10-K. In the event that the 2015 Plan, as amended and restated, is not re-approved by the shareholders, payments made to certain of our executive officers may not be deductible for federal income tax purposes under Code Section 162(m) in the future and the current form of the 2015 Plan will remain in effect (unless the Board elects to approve any amendments for which shareholder approval is not required).

“Best Practices” Integrated Into Our Compensation Program and the 2015 Plan
Our compensation practices include a number of features that the Board believes reflect responsible compensation and governance practices and promote the interest of our shareholders, including the features noted below:

•
Limitation on Shares Issued. The 2015 Plan authorizes the issuance of no more than 4,000,000 shares of our Common Stock plus any shares that were available as of the 2015 Plan effective date under the 2006 Plan and any shares subject to forfeited or terminated awards under the 2006 Plan (subject to anti-dilution adjustments). We are not requesting that our shareholders approve the authorization of any additional shares. The 2015 Plan requires shareholder approval of any additional new plan shares and does not permit annual “replenishment” of shares as there is no “evergreen” plan provision.

•
Conservative Share Counting Provisions. The 2015 Plan does not allow shares to be added back to the maximum share limitation under the 2015 Plan if they are withheld from an award or delivered by a participant to satisfy tax withholding requirements for awards, not issued or delivered as a result of the net settlement of an outstanding award, withheld or delivered to pay the exercise price related to an outstanding award or repurchased on the open market with the proceeds of the purchase price for an award.

•
Robust Minimum Vesting and Award Practices. The 2015 Plan imposes minimum vesting periods of one year, subject to certain exceptions. As proposed to be amended, the 2015 Plan generally would impose such minimum vesting requirement on all types of awards (including Other-Stock Based Awards, which are currently excluded under the 2015 Plan) granted to all participants (rather than just employees, as is the case under the current 2015 Plan). We have historically imposed a minimum vesting period of one to five years for time-based stock options and restricted stock awards granted under the 2015 Plan and anticipate generally imposing three year cliff vesting in the future.

•
No Stock Option/Stock Appreciation Right (“SAR”) Repricing Without Shareholder Approval. The 2015 Plan prohibits the repricing of stock options or SARs without the approval of shareholders. This 2015 Plan provision applies to (i) direct repricings (reducing the exercise price of an option or the base price of an SAR), (ii) indirect repricings (exchanging an outstanding option or SAR that is underwater for cash or for a replacement equity award, including a replacement option or SAR with a lower exercise price or base price), and (iii) any other action that would be treated as a repricing under applicable stock exchange rules.

•
Double Trigger Vesting on a Change of Control. The 2015 Plan generally provides that awards will vest upon a change of control of the Company only if (i) awards are not assumed, substituted, or continued by the surviving company or (ii) even if such awards are assumed, substituted, or continued by the surviving company, a participant’s employment is terminated by the Company without cause or by the participant for good reason within specified time periods related to the change of control.

•
Prudent Change of Control Provisions. The 2015 Plan includes prudent change of control triggers such as requiring a change in beneficial ownership of more than 50% of our voting stock, consummation (rather than shareholder approval) of a significant merger or other transaction, or certain changes in a majority of the Board within a specified time period in order for a “change of control” to be deemed to have occurred. See “Change of Control” below.

•
Fair Market Value Options and Limit on Option Terms. The 2015 Plan requires that options and SARs have an option price, or base price, at least equal to 100% of the fair market value of our Common Stock on the grant date. In addition, the term of an incentive option or nonqualified option cannot exceed 10 years.

•
No Dividends or Dividend Equivalents on Unvested Awards. Dividends and dividend equivalents on awards issued under the 2015 Plan, as proposed to be amended and restated, may only be paid if and to the extent the award has vested and/or been earned. This requirement applies only to performance-based awards under the current 2015 Plan.

•
Forfeiture and Recoupment Policies. The 2015 Plan authorizes the Compensation Committee or the Board to cause the recoupment or forfeiture of a participant’s plan benefits if the participant engages in certain types of detrimental conduct. Participants will also be required to comply with any compensation recovery or similar policies adopted by us from time to time or imposed under applicable laws.

•	No Grants of “Reload” Awards. The 2015 Plan does not provide for “reload” awards (the automatic substitution of a new award of like kind and amount upon the exercise of a previously granted award).

•
Independent Committee Administration. The 2015 Plan is administered by the Compensation Committee. All members of the Compensation Committee are intended to qualify as “independent” under NASDAQ listing standards, “non-employee directors” under Rule 16b-3 adopted under the Exchange Act, and “outside directors” under Code Section 162(m) to the extent required.

•
Efficient Use of Equity. We are committed to the efficient use of equity awards and are mindful of ensuring that our equity compensation program does not overly dilute our existing shareholders. For additional information regarding outstanding equity awards granted to participants, including our named executive officers and directors, please see “Executive Compensation - Outstanding Equity Awards at Fiscal-Year End,” “Executive Compensation - Director Compensation - Equity Compensation Plan Information” and “Executive Compensation - 2016 Director Compensation Table.”

Code Section 162(m) Requirements
The 2015 Plan is intended to comply with the requirements imposed by Code Section 162(m) and related regulations in order to position us to preserve, to the extent practicable, the Company’s federal income tax deduction for awards made under the plan to “covered employees” (generally, the chief executive officer and the three other highest compensated executive officers others than the chief financial officer). Code Section 162(m) generally denies a public corporation a deduction for compensation in excess of $1,000,000 paid to any covered employee unless the compensation is exempt from the $1,000,000 limitation because it qualifies as performance-based compensation. In order to qualify as performance-based compensation, the compensation paid under a plan to covered employees must be paid under pre-established objective performance goals determined and certified by a committee comprised of outside directors. In addition to other requirements for the performance-based compensation exception under Code Section 162(m) to apply, shareholders must be advised of, and must approve, the material terms (or changes in material terms) of the performance goals under which compensation is to be paid. Although the 2015 Plan is intended to comply with the Code Section 162(m) performance-based exception, the Company cannot guarantee tax treatment under Code Section 162(m).
In an attempt to preserve, to the extent practicable, the Company’s ability to deduct compensation payable under the 2015 Plan to covered employees that is intended to satisfy the performance-based compensation exception, we are proposing that shareholders re-approve the 2015 Plan. The material terms subject to shareholder approval include the following, which are not proposed to be modified: (a) the employees eligible to receive compensation; (b) a description of the business criteria upon which the performance goal is based; and (c) either the maximum dollar amount of compensation that may be paid to an employee during a specified period, or the formula used to calculate the amount of compensation to be paid, if the performance goal is met. Each of the material terms is described below under the headings “Purpose; Eligibility; Term,” “Performance Factors,” and “Share Limitations.”

Description of 2015 Plan, as Amended and Restated
Share Limitations.
The maximum aggregate number of shares of Common Stock that the Company may issue pursuant to awards granted under the 2015 Plan may not exceed the sum of (a) 4,000,000 shares plus (b) the approximately 525,000 shares that remained available under the 2006 Plan for the grant of awards as of the effective date of the 2015 Plan, plus (c) any shares subject to an award granted under the 2006 Plan, which award is at any time forfeited, cancelled, terminated, expires or lapses for any reason without the issuance of shares or pursuant to which such shares are forfeited to or reacquired by the Company. No further awards are being granted under the 2006 Plan, although outstanding awards granted under the 2006 Plan continue in accordance with their terms, and shares subject to terminated or forfeited awards granted under the 2006 Plan will be available for issuance under the 2015 Plan. The maximum aggregate number of shares of Common Stock that may be issued under the 2015 Plan pursuant to the grant of incentive stock options may not exceed 4,000,000 shares. As noted above, these share limits are not proposed to be changed.
In addition, subject to the terms of the 2015 Plan, in any 12-month period, (i) no participant may be granted options and SARs that are not related to an option for more than 1,000,000 shares of Common Stock (or the equivalent value thereof based on the fair market value per share of the Common Stock on the date of grant of an award) and (ii) no participant may be granted awards other than options or SARs that are settled in shares of Common Stock for more than 1,000,000 shares of Common Stock (or the equivalent value thereof based on the fair market value per share of the Common Stock on the date of grant of an award). These participant limitations are not proposed to be changed. Further, under the 2015 Plan as proposed to be amended and restated, with respect to non-employee directors, in any 12-month period, no such individual non-employee director may be granted awards for more than $100,000 in fair value of shares of Common Stock (or the equivalent value thereof based on the fair market value per share of the Common Stock on the date of grant of such an award); provided that any director cash retainer fees or other fees settled in shares of Common Stock will not be subject to the foregoing limitation.
The following are not included in calculating the 2015 Plan share limitations described above:

•	any unissued or forfeited shares subject to an award that is canceled, terminates, expires, is forfeited, or lapses for any reason;

•	awards settled in cash;

•	dividends, including dividends paid in shares; and

•	any shares subject to an award other than an option or SAR that are not issued for any reason, including by reason of failure to achieve maximum performance goals.
The following shares of Common Stock may not again be made available for issuance as awards under the 2015 Plan:

•	shares withheld from an award or delivered by a participant to satisfy tax withholding requirements for awards;

•	shares not issued or delivered as a result of the net settlement of an outstanding award;

•	shares withheld or delivered to pay the exercise price related to an outstanding award; and

•	shares repurchased on the open market with the proceeds of the purchase price for an award.
Shares issued under the 2015 Plan through the settlement, assumption, or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition, or similar transaction involving the Company acquiring another entity will not reduce the maximum number of shares available for delivery under the 2015 Plan. Available shares under a shareholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the 2015 Plan and will not reduce the maximum number of shares available under the 2015 Plan, subject to applicable stock exchange listing requirements.
The number of shares reserved for issuance under the 2015 Plan, the participant award limitations, and the terms of awards may be adjusted in the event of an adjustment in the capital structure of the Company (due to a merger, stock dividend, stock split or similar event).
Purpose and Eligibility; Term.
The purposes of the 2015 Plan are to:

•
encourage and enable selected employees, directors, and independent contractors of the Company and its affiliates to acquire or increase their holdings of our Common Stock and other equity-based interests in the Company and/or to provide other incentive awards in order to promote a closer identification of their interests with those of the Company and our shareholders; and

•
provide flexibility to the Company in its ability to motivate, attract and retain the services of participants upon whose judgment, interest and special effort the successful conduct of our operation largely depends.

Awards can be granted under the 2015 Plan until May 20, 2025 or the 2015 Plan’s earlier termination by the Board. Awards may be granted to selected employees, directors, and independent contractors of the Company or our affiliates in the discretion of the Administrator (as defined below under “Administration; Amendment and Termination”). As of March 30, 2017, approximately 80 employees, 11 directors and one independent contractor were eligible to be selected to participate in the 2015 Plan.
Administration; Amendment and Termination.
The 2015 Plan is administered by the Board or, upon its delegation, by the Compensation Committee (or a subcommittee thereof) (the “Administrator”). The 2015 Plan is currently administered by the Compensation Committee pursuant to Board delegation.
Subject to the terms of the 2015 Plan, the Administrator’s authority includes but is not limited to the authority to:

•
determine all matters relating to awards, including selection of individuals to be granted awards, the types of awards, the number of‘ shares of Common Stock, if any, subject to an award, and all terms, conditions, restrictions and limitations of an award;

•	prescribe the form or forms of agreements evidencing awards granted under the 2015 Plan;

•	establish, amend and rescind rules and regulations for the administration of the 2015 Plan;

•	correct any defect, supply any omission or reconcile any inconsistency in the 2015 Plan or in any award or award agreement; and

•
construe and interpret the 2015 Plan, awards and award agreements made under the 2015 Plan, interpret rules and regulations for administering the 2015 Plan and make all other determinations deemed necessary or advisable for administering the 2015 Plan.

Under the amended and restated 2015 Plan, if approved by our shareholders, all awards granted to participants (as opposed to only employees) will be subject to a minimum vesting period of one year (which will no longer include the possibility of installment vesting within such one year period). Notwithstanding the foregoing, the Administrator may provide for:

•	acceleration of vesting of all or a portion of an award in the event of a participant’s death, disability or retirement or, in certain circumstances, upon a change of control of the Company;

•
the grant of an award to any participant without a minimum vesting period or accelerated vesting of all or a portion of an award for any reason, but only with respect to awards for no more than an aggregate of 5% of the total number of authorized shares under the 2015 Plan; and

•	the grant of awards to participants that have different vesting terms in the case of awards that are substituted for other equity awards in connection with mergers or similar transactions.
In certain circumstances, our Board may expressly delegate to one or more officers of the Company or a committee consisting of one or more directors who are also officers of the Company the authority, within specified parameters, to grant awards, and to make other determinations under the 2015 Plan with respect to such awards.
The 2015 Plan and awards may be amended or terminated at any time by our Board, subject to the following: (i) shareholder approval is required of any 2015 Plan amendment if shareholder approval is required by applicable law, rule or regulation and (ii) an amendment or termination of an award may not materially adversely affect the rights of a participant without the participant’s written consent. In addition, shareholder approval is required to amend the terms of outstanding options or SARs to reduce the option price or base price of such outstanding options or SARs; exchange outstanding options or SARs for cash, for options or SARs with an option price or base price that is less than the option price or base price of the original option or SAR, or for other equity awards at a time when the original option or SAR has an option price or base price, as the case may be, above the fair market value of Common Stock; or take other action with respect to options or SARs that would be treated as a repricing under the rules of the principal stock exchange on which shares of our Common Stock are listed. The Administrator has unilateral authority to amend the 2015 Plan and any award to the extent necessary to comply with applicable laws, rules or regulations. The Administrator may also adjust awards upon the occurrence of certain unusual or nonrecurring events if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2015 Plan or necessary or appropriate to comply with applicable laws, rules or regulations or as otherwise provided in the 2015 Plan.
Types of Awards.
A summary of the material terms of the types of awards authorized under the 2015 Plan is provided below.
Options. The 2015 Plan authorizes the grant of both incentive options and nonqualified options, both of which are exercisable for shares of our Common Stock, although incentive options may only be granted to our employees. The Administrator will determine the option price at which a participant may exercise an option. The option price must be no less than 100% of the fair market value per share of our Common Stock on the date of grant, or 110% of the fair market value with respect to incentive options granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of our stock or stock of any parent or subsidiary corporation (except for certain options assumed or substituted in a merger or other transaction where the option price is adjusted in accordance with applicable tax regulations). Unless an individual award agreement provides otherwise, the option price may be paid in the form of cash or cash equivalent; in addition, except where prohibited by the Administrator or applicable laws, rules and regulations, payment may also be made by:

•	delivery of shares of Common Stock owned by the participant;

•	shares of Common Stock withheld upon exercise;

•
delivery of written notice of exercise to the Company and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Company the amount of sale or loan proceeds to pay the option price;

•	such other payment methods as may be approved by the Administrator and which are acceptable under applicable law; or

•	any combination of these methods.
The Administrator will determine the term and conditions of an option and the period or periods during which, and conditions pursuant to which, a participant may exercise an option. The option term may not exceed 10 years, or five years with respect to incentive stock options granted to an employee who possesses more than 10% of the total combined voting power of all classes of our stock or stock of our parent or subsidiary corporation, if any. The Administrator will determine the extent, if any, to which a participant may exercise an option following termination of employment or service, which rights, if any, will be stated in an award agreement.
Stock Appreciation Rights. Subject to the terms of the 2015 Plan, SARs may be granted to the holder of an option (a “related option”) with respect to all or a portion of the shares of Common Stock subject to the related option (a “related SAR”) or may be granted separately (a “freestanding SAR”). The consideration to be received by the holder of an SAR may be paid in cash, shares of Common Stock (valued at fair market value on the date of the SAR exercise), or a combination of cash and shares of Common Stock, as determined by the Administrator. The holder of an SAR is entitled to receive from us, for each share of Common Stock with respect to which the SAR is being exercised, consideration equal in value to the excess, if any, of the fair market value of a share of Common Stock on the date of exercise over the base price per share of such SAR. The base price may be no less than 100% of the fair market value per share of our Common Stock on the date the SAR is granted (except for certain SARs assumed or substituted in a merger or other transaction where the base price is adjusted in accordance with applicable tax regulations).
SARs are exercisable according to the terms established by the Administrator and stated in the applicable award agreement. Upon the exercise of a related SAR, the related option is deemed to be canceled to the extent of the number of shares of Common Stock for which the related SAR is exercised. Likewise, a related SAR will be canceled to the extent of the number of shares as to which the related option is exercised or surrendered. An SAR may not be exercised more than 10 years after it was granted, or such shorter period as may apply to related options in the case of related SARs. The Administrator will determine the extent, if any, to which a participant may exercise an SAR following termination of employment or service, which rights, if any, will be stated in an award agreement.
Restricted Awards. Subject to the terms of the 2015 Plan, the Administrator may grant restricted awards to participants in such numbers, upon such terms and at such times as it determines. Restricted awards may be in the form of restricted stock awards and/or restricted stock units that are subject to certain conditions, which conditions must be met in order for such award to vest or be earned, in whole or in part, and no longer subject to forfeiture. Restricted stock awards are payable in shares of Common Stock. Restricted stock units may be payable in cash or shares of Common Stock, or partly in cash and partly in shares of Common Stock, in accordance with the terms of the 2015 Plan and the discretion of the Administrator.
The Administrator will determine the restriction period for each restricted award and will determine the conditions that must be met in order for a restricted award to be granted or to vest or be earned (in whole or in part). These conditions may include (but are not limited to) payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time (or a combination of attainment of performance objectives and continued service), retirement, disability, death or any combination of such conditions. In the case of restricted awards based upon performance criteria, or a combination of performance criteria and continued service, the Administrator will determine the performance factors applicable to such restricted awards. These performance factors may vary from participant to participant and between groups of participants and may be based upon such corporate, business unit or division and/or individual performance factors and criteria as the Administrator determines. However, with respect to certain restricted awards payable to covered employees, subject to the terms of the 2015 Plan, the performance factors are limited to one or more of the performance factors described below under “Performance Factors.” The Administrator has authority to determine whether and to what degree restricted awards have vested and been earned and are payable, as well as to establish and interpret the terms and conditions of restricted awards. If a participant’s employment or service is terminated for any reason and all or any part of a restricted award has not vested or been earned pursuant to the terms of the 2015 Plan and the individual award agreement, the award, to the extent not then vested or earned, will be forfeited unless an award agreement or the Administrator provides otherwise.
Performance Awards. Subject to the terms of the 2015 Plan, the Administrator may grant performance awards to participants upon such terms and conditions and at such times as it determines. Performance awards may be in the form of performance shares and/or performance units. An award of a performance share is a grant of a right to receive shares of Common Stock or the cash value thereof (or a combination of both) that is contingent upon the achievement of performance or other objectives during a specified period and that has a value on the date of grant equal to the fair market value of a share of Common Stock. An award of a performance unit is a grant of a right to receive shares of Common Stock or a cash payment (or combination of both) that is contingent upon the achievement of performance or other objectives during a specified period, and which has an initial value determined in a dollar amount established by the Administrator at the time of grant.
The Administrator will determine the performance period for each performance award and will determine the conditions that must be met in order for a performance award to be granted or to vest or be earned (in whole or in part). These conditions may include (but are not limited to) payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time or a combination of such conditions. Subject to the terms of the 2015 Plan, the Administrator will determine the performance factors applicable to such performance awards, and these performance factors may vary from participant to participant and between groups of participants and may be based upon such corporate, business unit or division and/or individual performance factors and criteria as the Administrator determines. However, with respect to certain performance awards payable to covered employees, subject to the terms of the 2015 Plan, the performance factors are limited to one or more of the performance factors described below under “Performance Factors.” The Administrator has authority to determine whether and to what degree performance awards have been earned and are payable, as well as to interpret the terms and conditions of performance awards. If a participant’s employment or service terminates for any reason and all or any part of a performance award has not been earned pursuant to the terms of the 2015 Plan and the individual award agreement, the award, to the extent not then earned, will be forfeited, unless an award agreement or the Administrator provides otherwise.
Phantom Stock Awards. Subject to the terms of the 2015 Plan, the Administrator may grant phantom stock awards to participants in such numbers, upon such terms and at such times as it determines. An award of phantom stock is an award of a number of hypothetical share units with respect to shares of our Common Stock, with a value based on the fair market value of a share of Common Stock.
Subject to the terms of the 2015 Plan, the Administrator has authority to determine whether and to what degree phantom stock awards have vested and are payable and to interpret the terms and conditions of phantom stock awards. Upon vesting of all or part of a phantom stock award and satisfaction of other terms and conditions that the Administrator establishes, the holder of a phantom stock award will be entitled to a payment of an amount equal to the fair market value of one share of our Common Stock with respect to each such phantom stock unit that has vested and is payable. We may make payment in cash, shares of Common Stock or a combination of cash and stock, as determined by the Administrator. If a participant’s employment or service terminates for any reason and all or any part of a phantom stock award has not vested and become payable pursuant to the terms of the 2015 Plan and the individual award agreement, the participant will forfeit the award, to the extent not then vested or earned, unless an award agreement or the Administrator provides otherwise.

Other Stock-Based Awards. Subject to the terms of the 2015 Plan, the Administrator may grant other stock-based awards, which may be valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock or awards for shares of Common Stock. Such other stock-based awards include, but are not limited to, awards granted in lieu of bonus, salary or other compensation, awards granted with vesting or performance conditions and/or awards granted without being subject to vesting or performance conditions. Subject to the provisions of the 2015 Plan, the Administrator will determine the number of shares of Common Stock to be awarded to a participant under (or otherwise related to) such other stock-based awards, whether such awards may be settled in cash or shares of Common Stock (or a combination of both), and the other terms and conditions of such awards.
Cash Bonus Awards. Subject to the terms of the 2015 Plan, the Administrator also may grant cash bonus awards under the 2015 Plan. Cash bonus awards will be based upon such corporate, business unit or division and/or individual performance factors and criteria as the Administrator determines. However, with respect to certain cash bonus awards payable to covered employees, subject to the terms of the 2015 Plan, the performance factors are limited to one or more of the performance factors described below under “Performance Factors.” Subject to the terms of the 2015 Plan, the aggregate amount of compensation granted to any one participant in any 12-month period in respect of all cash bonus awards and payable only in cash will not exceed $2,000,000.
Dividends and Dividend Equivalents. Subject to the terms of the 2015 Plan, the Administrator may provide that awards granted under the 2015 Plan (other than options and SARs) earn dividends or dividend equivalent rights (“dividend equivalents”). However, under the 2015 Plan, as proposed to be amended and restated, dividends and dividend equivalents (whether paid in cash or shares of Common Stock), if any, on unearned or unvested awards may not be paid (even if accrued) unless and until the underlying award (or portion thereof) has vested and/or been earned. Under the current 2015 Plan, this requirement applies only to performance-based awards. Any dividends or dividend equivalents related to an award will be structured in a manner so as to avoid causing the award or related dividends or dividend equivalents to be subject to Code Section 409A or will otherwise be structured so that the award and dividends or dividend equivalents are in compliance with Code Section 409A.
Change of Control.
Under the terms of the 2015 Plan, the following provisions will apply in the event of a change of control:

•
To the extent that the successor or surviving company in the change of control event does not assume or substitute for an award (or in which the Company is the ultimate parent corporation and does not continue the award) on substantially similar terms or with substantially equivalent economic benefits (as determined by the Administrator) as awards outstanding under the 2015 Plan immediately prior to the change of control event,

◦	all outstanding options and SARs will become fully vested and exercisable, whether or not then otherwise vested and exercisable; and

◦
any restrictions, including but not limited to the restriction period, performance period and/or performance criteria applicable to any outstanding awards other than options or SARs will be deemed to have been met, and such awards will become fully vested, earned and payable to the fullest extent of the original grant of the applicable award (or, in the case of performance-based awards, the earning of which is based on attaining a target level of performance, such awards will be deemed earned at target).

•
In the event that an award is substituted, assumed or continued, the award will become vested (and, in the case of options and SARs, exercisable) in full and any restrictions, including but not limited to the restriction period, performance period and/or performance criteria applicable to any outstanding award other than options or SARs will be deemed to have been met and such awards will become fully vested, earned and payable to the fullest extent of the original award (or, in the case of performance-based awards, the earning of which is based on attaining a target level of performance, such awards will be deemed earned at target), if the employment or service of the participant is terminated within six months before (in which case vesting will not occur until the effective date of the change of control) or one year (or such other period after a change of control as may be stated in a participant’s employment, change of control, consulting or other similar agreement) after the effective date of a change of control if such termination of employment or service (i) is by the Company not for cause or (ii) is by the participant for good reason.
In the event that a participant had entered into an employment agreement as of the effective date of the 2015 Plan or was a participant in the Company’s change of control plan or similar arrangement as of such date, the participant will be entitled to the greater of the benefits provided upon a change of control of the Company under the 2015 Plan or the respective employment agreement, change of control plan or other arrangement.
Transferability.
Awards generally are not transferable other than by will or the laws of intestate succession. Participants may not sell, transfer, assign, pledge or otherwise encumber shares subject to a restricted award, performance award, phantom stock award or other stock-based award until the award has vested and all other conditions established by the Administrator have been met.
Performance Factors.
Performance measures for awards that are intended to qualify for the performance-based compensation exception under Code Section 162(m), to the extent required under Code Section 162(m), will be limited to one or more of the following, except as otherwise provided by the 2015 Plan: (i) cash flow; (ii) return on equity; (iii) return on assets; (iv) earnings per share; (v) operations expense efficiency milestones; (vi) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (vii) net income; (viii) operating income; (ix) book value per share; (x) return on investment; (xi) return on capital; (xii) improvements in capital structure; (xiii) expense management; (xiv) profitability of an identifiable business unit or product; (xv) maintenance or improvement of profit margins; (xvi) stock price or total shareholder return; (xvii) market share; (xviii) revenues or sales; (xix) costs; (xx) working capital; (xxi) economic wealth created; (xxii) strategic business criteria; (xxiii) efficiency ratio(s); (xxiv) achievement of division, group, function or corporate financial, strategic or operational goals; (xxv) net charge offs/average loans, non-performing assets/ending loans, pre-tax, pre-provision income and/or other credit quality measures; and (xxvi) comparisons with stock market indices or performances of metrics of peer companies. In addition, with respect to compensation that is not intended to qualify for the performance-based compensation exception under Code Section 162(m), the Administrator may approve performance measures based on other criteria, which may or may not be objective. The foregoing criteria may relate to the Company, one or more of its affiliates, or one or more of its divisions, units, segments, partnerships, joint ventures or minority investments, facilities, product lines or products, or combination of the foregoing. The targeted level of performance with respect to such business criteria may be established at such levels and on such terms as the Administrator may determine, in its discretion, including but not limited to on an absolute basis, in relation to performance in a prior performance period, relative to one or more peer group companies or indices, on a per share and/or share per capita basis, on a pre-tax or after tax basis, and/or any combination thereof.
The Administrator may modify performance measures due to extraordinary items or developments, in recognition of any other unusual or infrequent events affecting the Company or its financial statements, or in response to change in applicable law, accounting principles, or business conditions. These include adjustments to reflect the following, subject to plan terms: (i) asset write-downs or impairment charges; (ii) significant litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting standards, or principles or other laws or regulatory rules; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in then-current accounting principles; (vi) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders; (vii) acquisitions or divestitures; (viii) a change in the Company’s fiscal year; (ix) any other specific unusual or infrequent events or objectively determinable category thereof; and/or (x) foreign exchange gains and losses.
Certain U.S. Federal Income Tax Consequences
The following summary generally describes the principal U.S. federal (and not foreign, state or local) income tax consequences of awards granted under the 2015 Plan as of the date of this proxy statement. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or to the Company. The provisions of the Code and related regulations concerning these matters are complicated and their impact in any one case may depend upon the particular circumstances. In general, the Company will be entitled to a corresponding income tax deduction to the extent that the amount of ordinary income recognized by a participant represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax reporting.
Incentive Options. Incentive options granted under the 2015 Plan are intended to qualify as incentive stock options under Code Section 422. Pursuant to Code Section 422, the grant and exercise of an incentive stock option generally will not result in taxable income to the participant (with the possible exception of alternative minimum tax liability) if the participant does not dispose of shares received upon exercise of such option less than one year after the date of exercise and two years after the date of grant, and if the participant has continuously been our employee from the date of grant to three months before the date of exercise (or 12 months in the event of death or disability). However, the excess of the fair market value of the shares received upon exercise of the incentive option over the option price for such shares generally will constitute an item of adjustment in computing the participant’s alternative minimum taxable income for the year of exercise. Thus, certain participants may increase their federal income tax liability as a result of the exercise of an incentive option under the alternative minimum tax rules of the Code.
The Company generally will not be entitled to a deduction for income tax purposes in connection with the exercise of an incentive option. Upon the disposition of shares acquired upon exercise of an incentive option, the participant will be taxed on the amount by which the amount realized upon such disposition exceeds the option price, and such amount will be treated as capital gain or loss.
If the holding period requirements for incentive option treatment described above are not met, the participant will be taxed as if he or she received compensation in the year of the disposition. The participant must treat gain realized in the premature disposition as ordinary income to the extent of the lesser of: (i) the fair market value of the stock on the date of exercise minus the option price or (ii) the amount realized on disposition of the stock minus the option price. Any gain in excess of these amounts may be treated as capital gain.
Pursuant to the Code and the terms of the 2015 Plan, in no event can there first become exercisable by a participant in any one calendar year incentive options granted by the Company with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000. To the extent an incentive option granted under the 2015 Plan exceeds this limitation, it will be treated as a nonqualified option. In addition, no incentive option may be granted to an individual who owns, immediately before the time that the option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the option price is equal to or exceeds 110% of the fair market value of the stock and the option period does not exceed five years.
Nonqualified Options. The grant of a nonqualified option should not result in taxable income to a participant. The difference between the fair market value of the stock on the date of exercise and the option price will constitute taxable ordinary income to the participant on the date of exercise. The participant's basis in the shares of stock acquired upon exercise of a nonqualified option will equal the option price plus the amount of income taxable at the time of exercise. Any subsequent disposition of the stock by the participant will be taxed as a capital gain or loss to the participant, and will be long-term capital gain or loss if the participant has held the stock for more than one year at the time of sale.
Exercise of Options with Stock. If permitted by the Administrator and applicable law, payment of the option price upon the exercise of options may be made by delivery of shares of Company stock already owned by the participant. In general, the participant will be deemed to receive back a number of shares equal to the number surrendered in an income tax-free transaction, and the shares received will have the same tax basis as the shares being surrendered. If the option being exercised is an incentive option, the additional shares received on exercise will not result in income being recognized, and the shares will have a zero basis for tax purposes on their subsequent disposition. If the option being exercised is a nonqualified option, the participant will have taxable ordinary income equal to the value of the additional shares received when the shares are delivered or when any restriction on the shares lapses, whichever occurs last, and the shares will have the amount of income recognized as their tax basis.
Exercise of Options by Withholding Stock. If permitted by the Administrator and applicable law, payment of the option price upon the exercise of options may also be made by withholding at exercise shares equal in value to the option price. In general, a participant exercising an option in this manner will be deemed to have received the withheld shares on exercise and immediately delivered them to the Company. Accordingly, in the case of an incentive option, the shares withheld will be deemed to have been disposed of in a premature disposition. In the case of a nonqualified option, the shares withheld will be deemed to have been disposed of immediately upon exercise.
Stock Appreciation Rights. For federal income tax purposes, the grant of an SAR should not result in taxable income to a participant. Upon exercise, the amount of cash and fair market value of shares received by the participant, less cash or other consideration paid (if any), is taxed to the participant as ordinary income.
Restricted Stock Awards. The grant of a restricted stock award will not result in taxable income to the participant, unless the restrictions on the stock do not present a substantial risk of forfeiture or the award is transferable, as defined under Code Section 83. In the year that the restricted stock is no longer subject to a substantial risk of forfeiture, or the award is transferable, the fair market value of such shares at such date and any cash amount awarded, less cash or other consideration paid (if any), will be included in the participant’s ordinary income as compensation. However, in the case of restricted stock issued at the beginning of the restriction period, the participant may elect to include in his or her ordinary income as compensation at the time the restricted stock is awarded, the fair market value of such shares at such time, less any amount paid for the shares.
Restricted Stock Units, Performance Awards, Phantom Stock Awards, Other Stock-Based Awards, Cash Bonus Awards and Dividend Equivalents. The grant of a restricted stock unit, performance award, phantom stock award, other stock-based award, cash bonus award opportunity or a dividend equivalent award generally should not result in taxable income to the participant. However, the participant will recognize income on account of the settlement of such award. The income recognized by the participant at that time will be equal to any cash that is received and the fair market value of any stock that is received in settlement of the award.
Code Section 409A. Awards granted under the 2015 Plan may be subject to Code Section 409A. Code Section 409A imposes certain requirements on compensation that is deemed under Code Section 409A to involve deferred compensation. If Code Section 409A applies to the 2015 Plan or any award, and the 2015 Plan and award do not, when considered together, satisfy the requirements of Code Section 409A during a taxable year, the participant will have ordinary income in the year of non-compliance in the amount of all deferrals subject to Code Section 409A to the extent that the award is not subject to a substantial risk of forfeiture. The participant will be subject to an additional tax of 20% on all amounts includable in income and may also be subject to interest charges under Code

Section 409A. The Company does not have any responsibility to take, or to refrain from taking, any actions in order to achieve a certain tax result for any participant.
Tax Withholding
The Administrator may in its discretion establish procedures to permit a recipient to satisfy tax withholding obligations relating to an award, in whole or in part, by electing to deliver to the Company shares of common stock held by the participant (which are fully vested and not subject to any pledge or other security interest) and/or have the Company withhold shares of common stock from the shares to which the recipient is otherwise entitled. Under the amended and restated 2015 Plan, the number of shares to be withheld or delivered will have a fair market value as of the date that the amount of withholding tax is determined as nearly equal as possible to, but not exceeding (unless otherwise permitted by the Administrator in a manner in accordance with applicable law and applicable accounting principles), the amount of such obligations being satisfied. This provision affords the Administrator the flexibility to permit tax withholding at a rate greater than the minimum statutory tax withholding rate, but not in excess of the maximum statutory tax withholding rate in the recipient’s jurisdiction, in accordance with recent accounting developments.

Plan Benefits
Awards made under the 2015 Plan are made at the Administrator’s discretion. Accordingly, it is not possible to determine at this time the amount of the awards that will be granted in the future under the 2015 Plan. The table below summarizes all of the awards of any kind made under the 2015 Plan since its inception through March 30, 2017 to our named executive officers, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees of the Company, including all current officers who are not executive officers, as a group. The closing price of per share of our common stock on March 30, 2017 was $19.10. Additional information regarding grants made under the 2015 Plan in fiscal year 2016 may be found above under the headings “Executive Compensation - Summary Compensation Table” and “Executive Compensation - Director Compensation.” A table containing information regarding securities authorized under our equity compensation plans and individual equity compensation arrangements in effect as of December 31, 2016 is set forth under “Executive Compensation - Equity Compensation Plan Information.”

Name and Position	Number of Shares Underlying Options Granted	Weighted Average Exercise Price	Number of Restricted Shares Granted	Number of Shares Underlying Other Stock-Based Award
Named Executive Officers:
Douglas L. Williams	—	—	—	59,798
Chief Executive Officer
D. Michael Kramer	100,000	$15.00	14,000	8,362
President and Chief Operating Officer
Richard A. Oglesby, Jr.	—	—	—	28,146
Executive Vice President and Chief Credit and Risk Management Officer
All current executive officers, as a group	150,000	$15.00	21,000	100,746
All current directors who are not executive officers, as a group	—	—	15,488	—
All current employees, including officers who are not executive officers, as a group	95,000	$14.681	138,958	123,242

The Board of Directors recommends that shareholders vote “FOR” re-approval of the 2015 Plan, as amended and restated, including certain terms of the 2015 Plan for Code Section 162(m) purposes.
Properly submitted proxies will be voted “FOR” re-approval of the 2015 Plan, as amended and restated, unless otherwise specified.

PROPOSAL 3

RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2017
The Audit Committee of the Board of Directors has retained Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. Although the Audit Committee has the sole authority to select and appoint the independent registered public accounting firm, the Board deems it advisable to obtain your ratification of this appointment. In determining that Ernst & Young be retained as the Company’s independent registered public accounting firm, the Audit Committee considered whether the provision of non-audit services by Ernst & Young was compatible with maintaining Ernst & Young’s independence and concluded that it was.
Representatives of Ernst & Young are expected to be present at the Annual Meeting and will have the opportunity to respond to appropriate questions and to make a statement if they desire.
The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.
Properly submitted proxies will be voted “FOR” ratification of the appointment of Ernst & Young unless otherwise specified. If the shareholders do not ratify the appointment of Ernst & Young, the Audit Committee will consider a change in independent registered public accounting firm for the next fiscal year.
Fees
The fees billed or incurred by Ernst & Young for services rendered to the Company for the fiscal years indicated were as follows:

Fiscal Year Ended
Fee Type	December 31, 2016	December 31, 2015
Audit Fees (1)	$ 460,500	$ 350,000
Audit-Related Fees (2)	—	116,675
Tax Fees (3)	—	—
All Other Fees (4)	—	—
Total Fees	$ 460,500	$ 466,675
________________

(1)
“Audit Fees” are fees billed for professional services for the audit of the consolidated financial statements included in our Annual Report on Form 10-K, the audit of internal control over financial reporting and the review of financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.

(2)	“Audit-Related Fees” are fees for due diligence services and the review of other SEC filings and communications, including our Form S-4 during 2015.

(3)	“Tax Fees” are fees for professional services related to certain foreign tax compliance, tax advice, and tax planning.

(4)	“All Other Fees” are fees related to services other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees.”

Audit Committee Pre-Approval Policy for Independent Auditor Services
It is the policy of the Audit Committee to pre-approve all audit, audit-related, tax, and other permitted non-audit services performed by the independent public accountants in order to assure that they do not impair the accountant’s independence from the Company. Accordingly, the Audit Committee has adopted procedures for the pre-approval of services to be performed by the independent public accountants.
Pursuant to this policy, the Audit Committee will consider, at least annually, and approve the terms of the audit engagement. At each regularly scheduled Audit Committee meeting, the Audit Committee will review both a report summarizing the services, provided or anticipated to be provided by the auditor and the related fees and costs, and a listing of newly requested services subject to pre-approval since its last regularly scheduled meeting. Any proposed engagement relating to permissible non-audit services must be presented to the Audit Committee and pre-approved on a case-by-case basis, prior to the performance of the auditor. In addition, particular categories of permissible non-audit services that are recurring may be pre-approved by the Audit Committee subject to pre-set fee limits. The Audit Committee reviews requests for the provision of audit and non-audit services by the Company’s independent public accountants and determines if they should be approved. Such requests could be approved either at a meeting of the Audit Committee or upon approval by the Chair of the Audit Committee if approval is needed between Audit Committee meetings. Any such interim approvals must be reported to the Audit Committee at its next scheduled meeting. Prior to approving any services, the Audit Committee considers whether the provision of such services is consistent with the SEC’s and the PCAOB’s rules on auditor independence and is compatible with maintaining the independence of the Company’s independent public accountants.
All fees related to audit, audit-related, tax, and other permitted non-audit services provided by Ernst & Young were reviewed and pre-approved by the Audit Committee.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
The Bank conducts banking transactions in the ordinary course of business with officers and directors of the Company and the Bank and their associates, affiliates, and family members. While certain provisions of the Sarbanes-Oxley Act generally prohibit us from making personal loans to our executive officers and directors, it permits the Bank to make loans to our executive officers and directors so long as such loans are on non-preferential terms. The Bank makes loans to our executive officers, directors, and their family members that are made in the ordinary course of business, made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Company or the Bank, and do not involve more than the normal risk of collectability or present other unfavorable features.
The Board of Directors has adopted written policies to comply with applicable regulatory requirements and restrictions, including Sections 23A and 23B of the Federal Reserve Act (which govern certain transactions by the Bank with its affiliates) and the Federal Reserve’s Regulation O (which governs certain loans by the Bank to its executive officers, directors, and principal shareholders).
Transactions with related parties are subject to a written policy. The Audit Committee reviews and approves all related party transactions between the Company and any related person, as defined by the SEC, on an ongoing basis and in accordance with the Company’s related party transaction approval policy. The Audit Committee discusses related party transactions with management and the Company’s independent registered public accounting firm regarding the business rational for the transactions and whether appropriate disclosures have been made.
Walter M. Deriso, III the son of Walter M. “Sonny” Deriso, Jr., Chairman of the Company’s Board, has been employed by the Bank since its inception, and is currently a Senior Vice President. During the fiscal year ended December 31, 2016 Mr. Deriso, III was paid approximately $229,169 in aggregate compensation and received other benefits (approximately $32,583 in aggregate value) comparable to those received by employees having similar positions. During the fiscal year ending December 31, 2017, Mr. Deriso, III has been paid approximately $40,658 and has received other benefits (approximately $2,558 in aggregate value) through March 31, 2017, which is comparable to those received by employees having similar positions. The compensation of Mr. Deriso, III was established by the Bank in accordance with its employment and compensation practices applicable to employees holding comparable positions.
Other than the foregoing, since the beginning of our last fiscal year, there have been no transactions and there are no currently proposed transactions in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any of our executive officers and directors had or will have a direct or indirect material interest.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE
Section 16 of the Exchange Act requires the Company’s directors, certain officers, and beneficial owners of more than ten percent of the Common Stock to file reports with the SEC indicating their holdings of and transactions in the Company’s equity securities and to provide copies of such reports to the Company. Based solely on a review of such copies and written representations from the Company’s reporting persons, the Company believes that all Section 16 filing requirements were fulfilled on a timely basis except that each of Messrs. Deriso, Williams, Kramer, Oakes, Oglesby, Foy, Hertz, Hurwich, Jones, Levey, Mauldin, and Shufeldt and Mses. Hill, Enden, Thomas, and Zakas filed one Form 4 reporting the receipt of equity awards late, Mr. Kramer’s original Form 3, which was subsequently amended, inadvertently omitted shares of common stock, and Mr. Oglesby inadvertently omitted from a timely Section 16 filing that was subsequently amended one transaction for shares acquired upon the exercise of options, in each case due to administrative oversight.
SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS AND NOMINATIONS
Under certain conditions, shareholders may request that we include a proposal or director nomination at a forthcoming meeting of our shareholders in the proxy materials of the Company for such meeting. Under SEC Rule 14a-8, any shareholder desiring to present a proposal to take action at the 2018 annual meeting of shareholders and include such proposal in our proxy materials must ensure that we receive the proposal, to be eligible for inclusion in our proxy statement, at our principal executive office, 3280 Peachtree Road NE, Suite 1600, Atlanta, Georgia 30305, by December 11, 2017.
In order for a shareholder proposal, including a nomination for election to the Board of Directors, to be submitted at the 2018 annual meeting of shareholders (but not included in our proxy statement) the proposal must be received by the Company’s Secretary at least 90 but not more than 120 days prior to the first anniversary of the preceding year’s annual meeting. Consequently, any shareholder proposal to be submitted at the 2018 annual meeting of shareholders (but not included in our proxy statement) will not be considered timely unless the notice required by our Bylaws is delivered to the Secretary not earlier than the close of business on January 18, 2018 and not later than the close of business on February 17, 2018.
The shareholder notice, with respect to all shareholder proposals, must comply in all respects with Section 2.5 of the Company’s Bylaws, which requires that such proposal be in writing and include (i) whether the shareholder, any such beneficial holder, or any nominee has any agreement, arrangement, or understanding with, or has received any financial assistance, funding, or other consideration from, any other person with respect to the investment by the shareholder or such beneficial holder in the Company or the shareholder’s nomination, and the details thereof, including the name of such other person (the shareholder, any beneficial holder on whose behalf the notice is being delivered, any nominees, and any persons with whom such agreement, arrangement, or understanding exists or from whom such assistance has been obtained are collectively referred to as “Interested Persons”), (ii) the name and address of all Interested Persons, (iii) a complete listing of the record and beneficial ownership positions of all equity securities and debt instruments of the Company or any of its subsidiaries held by all Interested Persons, (iv) whether and the extent to which any hedging, derivative, or other transaction is in place or has been entered into within the prior six (6) months by or for the benefit of any Interested Person, and if so, a summary of the material terms thereof, and (v) a representation that the shareholder is a holder of record of stock of the Company that would be entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose such nomination. In addition a shareholder notice with respect to a matter other than the nomination of directors must also contain (i) the text of the proposal to be presented, including the text of any resolutions to be proposed for consideration by the shareholders, and (ii) a brief written statement of the reasons why such shareholder favors the proposal.

In addition, a shareholder notice with respect to director nominations must also include (i) such information relating to each shareholder nominee that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required pursuant to Regulation 14A under the Exchange Act (or the corresponding provisions of any successor regulation), (ii) each nominee’s signed consent to serve as a director of the Company if elected, (iii) whether each nominee is eligible for consideration as an independent director under the relevant standards contemplated by Item 407(a) of Regulation S-K (or the corresponding provisions of any successor regulation), and (iv) whether the shareholder is nominating such individual(s) at the request of a beneficial holder of shares. The Company may also require any proposed nominee to furnish such other information, including completion of the Company’s directors’ questionnaire, as it may reasonably require determining whether the nominee would be considered “independent” as a director or as a member of the audit committee of the Board of Directors under the various rules and standards applicable to the Company.
This section is subject to and qualified entirely by the requirements for shareholder proposals set forth in the Company’s Bylaws. A copy of the Company’s Bylaws is available upon written request to: Atlantic Capital Bancshares, Inc., 3280 Peachtree Road NE, Suite 1600, Atlanta, Georgia 30305, Attention: Secretary.
It is presently anticipated that the Company’s 2018 annual meeting of shareholders will be held in May 2018. However, if the date of the 2018 annual meeting of shareholders is advanced by more than 30 days or delayed by more than 60 days from the one-year anniversary of the date of the 2017 Annual Meeting, the Company will, in a timely manner, provide public notice of the new date of the 2018 annual meeting of shareholders and the new dates by which shareholder proposals submitted pursuant to and outside of SEC Rule 14a-8 must be received by the Company.
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
SEC rules permit registrants to send a single copy of their proxy materials to any household at which two or more shareholders reside if the registrant believes they are members of the same family. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces the expense to the registrant. The Company has not implemented these householding rules with respect to its record holders; however, a number of brokerage firms have instituted householding, which may affect certain beneficial owners of Common Stock. If your family has multiple accounts by which you hold Common Stock, you may have previously received a householding notification from your broker. Please contact your broker directly if you have any questions, require additional copies of the proxy materials, or wish to revoke your decision to household, and thereby receive multiple copies of the proxy materials. Those options are available to you at any time.
ANNUAL REPORT
We filed an Annual Report on Form 10-K with the SEC on March 14, 2017. We make available on our website, www.atlanticcapitalbank.com (by clicking the “Investor Relations” tab, then “Financial Information,” then “Documents”), our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Our Annual Report on Form 10-K also serves as the annual disclosure statement of the Bank pursuant to Part 350 of the rules and regulations of the Federal Deposit Insurance Corporation (the “FDIC”). The Form 10-K has not been reviewed or confirmed for accuracy or relevancy by the FDIC. Shareholders may also obtain a copy of these reports, without charge, upon request to: Atlantic Capital Bancshares, Inc., 3280 Peachtree Road NE, Suite 1600, Atlanta, Georgia 30305 Attention: Secretary.

OTHER MATTERS
As to any other matter of business that may be brought before the Annual Meeting, a vote may be cast in the discretion of the proxy holders at the Annual Meeting. The Board of Directors does not know of any such other business.
By order of the Board of Directors
Patrick T. Oakes
Secretary
Atlanta, Georgia
April 10, 2017

APPENDIX A
ATLANTIC CAPITAL BANCSHARES, INC.
2015 STOCK INCENTIVE PLAN
(AS AMENDED AND RESTATED EFFECTIVE MAY 18, 2017)

ATLANTIC CAPITAL BANCSHARES, INC.
2015 STOCK INCENTIVE PLAN
(AS AMENDED AND RESTATED EFFECTIVE MAY 18, 2017)

1.	Definitions
In addition to other terms defined herein or in an Award Agreement, the following terms shall have the meanings given below:
(a)    Administrator means the Board, and, upon its delegation of all or part of its authority to administer the Plan to the Committee, the Committee.
(b)    Affiliate means any Parent or Subsidiary of the Company, and also includes any other business entity which is controlled by, under common control with or controls the Company; provided, however, that the term “Affiliate” shall be construed in a manner in accordance with the registration provisions of applicable federal securities laws if and to the extent required.
(c)    Applicable Law means any applicable laws, rules or regulations (or similar guidance), including but not limited to the Georgia Business Corporate Code, the Securities Act, the Exchange Act, the Code, applicable federal and state banking laws, rules and regulations and the listing or other rules of any applicable stock exchange.
(d)    Award means, individually or collectively, a grant under the Plan of an Option (including an Incentive Option or a Nonqualified Option); a Stock Appreciation Right (including a Related SAR or a Freestanding SAR); a Restricted Award (including a Restricted Stock Award or a Restricted Stock Unit Award); a Performance Award (including a Performance Share Award or a Performance Unit Award); a Phantom Stock Award, an Other Stock-Based Award; a Cash Bonus Award; a Dividend Equivalent Award; and/or any other award granted under the Plan.
(e)    Award Agreement means an award agreement or certificate (which may be in written or electronic form, in the Administrator’s discretion, and which includes any amendment or supplement thereto) between the Company and a Participant specifying the terms, conditions and restrictions of an Award granted to the Participant. An Award Agreement may also state such other terms, conditions and restrictions, including but not limited to terms, conditions and restrictions applicable to shares of Common Stock or any other benefit underlying an Award, as may be established by the Administrator.
(f)    Base Price means, with respect to an SAR, the initial price assigned to the SAR.
(g)    Board or Board of Directors means the Board of Directors of the Company.
(h)    Cash Bonus Award means a cash-based Award granted pursuant to Section 13.
(i)    Cause means, unless the Administrator determines otherwise, a Participant’s termination of employment or service resulting from the Participant’s (i) termination for “Cause” as defined under the Participant’s employment, change of control, consulting or other similar agreement with the Company or an Affiliate, if any, or (ii) if the Participant has not entered into any such agreement (or, if any such agreement does not define “Cause”), then the Participant’s termination shall be for “Cause” if termination results due to the Participant’s (A) dishonesty; (B) refusal to perform his duties for the Company or an Affiliate; or (C) engaging in fraudulent conduct or conduct that could be materially damaging to the Company without a reasonable good faith belief that such conduct was in the best interest of the Company. The determination of “Cause” shall be made by the Administrator and its determination shall be final and conclusive. Without in any way limiting the effect of the foregoing, for purposes of the Plan and an Award, a Participant’s employment or service shall also be deemed to have terminated for Cause if, after the Participant’s employment or service has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Administrator, a termination for Cause.

(j)    A Change of Control shall (except as may be otherwise required, if at all, under Code Section 409A) be deemed to have occurred on the earliest of the following dates:
(i)    The date any entity or person shall have become the beneficial owner of, or shall have obtained voting control over, more than fifty percent (50%) of the total voting power of the Company’s then outstanding voting stock;
(ii)    The date of the consummation of (A) a merger, consolidation or reorganization of the Company (or similar transaction involving the Company), in which the holders of the Common Stock immediately prior to the transaction have voting control over less than fifty-one percent (51%) of the voting securities of the surviving corporation immediately after such transaction, or (B) the sale or disposition of all or substantially all the assets of the Company; or
(iii)    The date there shall have been a change in a majority of the Board of Directors of the Company within a 12-month period unless the nomination for election by the Company’s shareholders or the appointment of each new Director was approved by the vote of two-thirds of the members of the Board (or a committee of the Board, if nominations are approved by a Board committee rather than the Board) then still in office who were in office at the beginning of the 12-month period.
(For the purposes herein, the term “person” shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Company, a Subsidiary of the Company or any employee benefit plan(s) sponsored or maintained by the Company or any Subsidiary thereof, and the term “beneficial owner” shall have the meaning given the term in Rule 13d-3 under the Exchange Act.)
For the purposes of clarity, (i) a transaction shall not constitute a Change of Control if its principal purpose is to change the state of the Company’s incorporation, create a holding company that would be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction or is another transaction of other similar effect; and (ii) in no event shall a firm commitment underwritten public offering of the Common Stock pursuant to an effective registration statement under the Securities Act constitute a Change of Control.
Notwithstanding the preceding provisions of Section 1(j), in the event that any Awards granted under the Plan are deemed to be deferred compensation subject to (and not exempt from) the provisions of Code Section 409A, then distributions related to such Awards to be made upon a Change of Control may be permitted, in the Administrator's discretion, upon the occurrence of one or more of the following events (as they are defined and interpreted under Code Section 409A): (A) a change in the ownership of the Company; (B) a change in effective control of the Company; or (C) a change in the ownership of a substantial portion of the assets of the Company.
(k)    Code means the Internal Revenue Code of 1986, as amended. Any reference herein to a specific Code Section shall be deemed to include all related regulations or other guidance with respect to such Code Section.
(l)    Committee means the Compensation Committee of the Board (or a subcommittee thereof) or such other committee of the Board which may be appointed to administer the Plan in whole or in part.
(m)    Common Stock means the common stock of Atlantic Capital Bancshares, Inc., or any successor securities thereto.
(n)    Company means Atlantic Capital Bancshares, Inc., a Georgia corporation, together with any successor thereto.
(o)    Covered Employee shall have the meaning given the term in Code Section 162(m).
(p)    Director means a member of the Board or of the board of directors of an Affiliate.
(q)    Disability shall, except as may be otherwise determined by the Administrator (taking into account any Code Section 409A considerations), as applied to any Participant, having the meaning given in any Award Agreement, employment agreement, change of control agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if such agreement does not define “Disability”), “Disability” shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Administrator shall have authority to determine if a Disability has occurred.
(r)    Dividend Equivalent Awards shall mean a right granted to a Participant pursuant to Section 14 to receive the equivalent value (in cash or shares of Common Stock) of dividends paid on Common Stock.
(s)    Effective Date means the effective date of the Plan, as provided in Section 4.
(t)    Employee means any person who is an employee of the Company or any Affiliate (including entities which become Affiliates after the Effective Date of the Plan). For this purpose, an individual shall be considered to be an Employee only if there exists between the individual and the Company or an Affiliate the legal and bona fide relationship of employer and employee (taking into account Code Section 409A considerations if and to the extent applicable); provided, however, that, with respect to Incentive Options, “Employee” means any person who is considered an employee of the Company or any Parent or Subsidiary for purposes of Treasury Regulation Section 1.421-1(h) (or any successor provision related thereto).
(u)    Exchange Act means the Securities Exchange Act of 1934, as amended.
(v)    Fair Market Value per share of the Common Stock shall be established in good faith by the Administrator and, unless otherwise determined by the Administrator, the Fair Market Value shall be determined in accordance with the following provisions: (A) if the shares of Common Stock are listed for trading on The NASDAQ Stock Market (“Nasdaq”) or another national or regional stock exchange, the Fair Market Value shall be the closing sales price per share of the shares on Nasdaq or other principal stock exchange on which such securities are listed on the date an Award is granted or other determination is made (such date of determination being referred to herein as a “valuation date”), or, if there is no transaction on such date, then on the trading date nearest preceding the valuation date for which closing price information is available, and, provided further, if the shares are not listed for trading on Nasdaq or another stock exchange but are regularly quoted on an automated quotation system (including the OTC Bulletin Board and the quotations published by the OTC Markets Group) or by a recognized securities dealer, the Fair Market Value shall be the closing sales price for such shares as quoted on such system or by such securities dealer on the valuation date, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the valuation date (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or (B) if the shares of Common Stock are not listed or reported in any of the foregoing, then the Fair Market Value shall be determined by the Administrator based on such valuation measures or other factors as it deems appropriate. Notwithstanding the foregoing, (i) with respect to the grant of Incentive Options, the Fair Market Value shall be determined by the Administrator in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with the Code Section 422; and (ii) Fair Market Value shall be determined in accordance with Code Section 409A if and to the extent required.
(w)    Freestanding SAR means an SAR that is granted without relation to an Option, as provided in Section 8.
(x)    Full Value Award means an Award, other than in the form of an Option or SAR, which is settled by the issuance of Common Stock.
(y)    Good Reason means, unless the Administrator determines otherwise, in the context of a Change of Control, a Participant’s termination of employment or service resulting from the Participant’s (i) termination for “Good Reason” as defined under the Participant’s employment, change of control, consulting or other similar agreement with the Company or an Affiliate, if any, or (ii) if the Participant has not entered into any agreement (or, if any such agreement does not define “Good Reason”), then, a Participant’s termination shall be for “Good Reason” if termination results due to any of the following without the Participant’s consent: (A) a material reduction in the Participant’s base salary as in effect immediately prior to the date of the Change of Control, (B) the assignment to the Participant of duties or responsibilities materially inconsistent with, or a material diminution in, the Participant’s position, authority, duties or responsibilities as in effect immediately prior to the Change of Control, or (C) the relocation of the Participant’s principal place of employment by more than 30 miles from the location at which the Participant was stationed immediately prior to the Change of Control. Notwithstanding the foregoing, with respect to Directors, unless the Administrator determines otherwise, a Director’s termination from service on the Board shall be for

“Good Reason” if the Participant ceases to serve as a Director, or, if the Company is not the surviving company in the Change of Control event, a member of the board of directors of the surviving entity, in either case, due to the Participant’s failure to be nominated to serve as a director of such entity or the Participant’s failure to be elected to serve as a director of such entity, but not due to the Participant’s decision not to continue service on the Board of Directors of the Company or the board of directors of the surviving entity, as the case may be. An event or condition that would otherwise constitute “Good Reason” shall constitute Good Reason only if the Company fails to rescind or cure such event or condition within 30 days after receipt from the Participant of written notice of the event which constitutes Good Reason, and Good Reason shall cease to exist for any event or condition described herein on the 60th day following the later of the occurrence or the Participant’s knowledge thereof, unless the Participant has given the Company written notice thereof prior to such date. In the context other than a Change of Control, “Good Reason” shall be as defined by the Administrator. The determination of “Good Reason” shall be made by the Administrator and its determination shall be final and conclusive.
(z)    Incentive Option means an Option that is designated by the Administrator as an Incentive Option pursuant to Section 7 and intended to meet the requirements of incentive stock options under Code Section 422.
(aa)    Independent Contractor means an independent contractor, consultant or advisor providing services (other than capital-raising services) to the Company or an Affiliate.
(bb)    Nonqualified Option means an Option granted under Section 7 that is not intended to qualify as an incentive stock option under Code Section 422.
(cc)    Option means a stock option granted under Section 7 that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the Option Price, and subject to such terms and conditions, as may be set forth in the Plan or an Award Agreement or established by the Administrator.
(dd)    Option Period means the term of an Option, as provided in Section 7(d).
(ee)    Option Price means the price at which an Option may be exercised, as provided in Section 7(b).
(ff)    Other Stock-Based Award means a right, granted to a Participant under Section 12, that relates to or is valued by referenced to shares of Common Stock or other Awards relating to shares of Common Stock.
(gg)    Parent shall mean a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).
(hh)    Participant means an individual who is an Employee employed by, or a Director or Independent Contractor providing services to, the Company or an Affiliate who satisfies the requirements of Section 6 and is selected by the Administrator to receive an Award under the Plan.
(ii)    Performance Award means a Performance Share Award and/or a Performance Unit Award, as provided in Section 10.
(jj)    Performance Measures mean one or more performance factors which may be established by the Administrator with respect to an Award. Performance factors may be based on such corporate, business unit or division and/or individual performance factors and criteria as the Administrator in its discretion may deem appropriate; provided, however, that, if and to the extent required under Code Section 162(m) with respect to Awards granted to Covered Employees that are intended to qualify as “performance-based compensation” under Code Section 162(m), such performance factors shall be objective and shall be based upon one or more of the following criteria (as determined by the Administrator in its discretion): (i) cash flow; (ii) return on equity; (iii) return on assets; (iv) earnings per share; (v) operations expense efficiency milestones; (vi) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (vii) net income; (viii) operating income; (ix) book value per share; (x) return on investment; (xi) return on capital; (xii) improvements in capital structure; (xiii) expense management; (xiv) profitability of an identifiable business unit or product; (xv) maintenance or improvement of profit margins; (xvi) stock price or total stockholder return; (xvii) market share; (xviii) revenues or sales; (xix) costs; (xx) working capital; (xxi) economic wealth created; (xxii) strategic business criteria; (xxiii) efficiency ratio(s); (xxiv) achievement of division, group, function or corporate financial, strategic or operational goals; and (xxv) net charge offs/average loans, non-performing assets/ending loans, pre-tax, pre-provision income and/or other credit quality measures; and (xxvi) comparisons with stock market indices or performances of metrics of peer companies. In addition, with respect to compensation that is not intended to qualify for the performance-based compensation exception under Code Section 162(m), the Administrator may approve performance objectives based on other criteria, which may or may not be objective. If and to the extent that Code Section 162(m) is applicable, the Administrator shall, within the time and in the manner prescribed by Code Section 162(m), define in an objective fashion the manner of calculating the Performance Measures it selects to use for Covered Employees during any specific performance period. The foregoing criteria may relate to the Company, one or more of its Affiliates or one or more of its divisions, units, segments, partnerships, joint ventures or minority investments, facilities, product lines or products or any combination of the foregoing. The targeted level or levels of performance with respect to such business criteria may be established at such levels and on such terms as the Administrator may determine, in its discretion, including but not limited to on an absolute basis, in relation to performance in a prior performance period, relative to one or more peer group companies or indices, on a per share and/or share per capita basis, on a pre-tax or after tax basis, and/or any combination thereof.
(kk)    Performance Share means an Award granted under Section 10, in an amount determined by the Administrator and specified in an Award Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive shares of Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the Administrator), subject to the terms of the Plan and the terms and conditions established by the Administrator.
(ll)    Performance Unit means an Award granted under Section 10, in an amount determined by the Administrator and specified in an Award Agreement, that entitles the holder to receive shares of Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the Administrator), subject to the terms of the Plan and the terms and conditions established by the Administrator.
(mm)    Phantom Stock Award means an Award granted under Section 11, entitling a Participant to a payment in cash, shares of Common Stock or a combination of cash and Common Stock (as determined by the Administrator), following the completion of the applicable vesting period and compliance with the terms of the Plan and other terms and conditions established by the Administrator. The unit value of a Phantom Stock Award shall be based on the Fair Market Value of a share of Common Stock.
(nn)    Plan means the Atlantic Capital Bancshares, Inc. 2015 Stock Incentive Plan, as amended and/or restated.
(oo)    Prior Plan means the Atlantic Capital Bancshares, Inc. 2006 Stock Incentive Plan, as it may be amended and/or restated.
(pp)    Related SAR means an SAR granted under Section 8 that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.
(qq)    Restricted Award means a Restricted Stock Award and/or a Restricted Stock Unit Award, as provided in Section 9.
(rr)    Restricted Stock Award means shares of Common Stock granted to a Participant under Section 9. Shares of Common Stock subject to a Restricted Stock Award shall cease to be restricted when, in accordance with the terms of the Plan and the terms and conditions established by the Administrator, the shares vest and become transferable and free of substantial risks of forfeiture.
(ss)    Restricted Stock Unit means a Restricted Award granted to a Participant pursuant to Section 9 which is settled, if at all, (i) by the delivery of one share of Common Stock for each Restricted Stock Unit, (ii) in cash in an amount equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, or (iii) in a combination of cash and shares equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, as determined by the Administrator. A Restricted Stock Unit represents the promise of the Company to deliver shares of Common Stock, cash or a combination thereof, as applicable, at the end of the applicable restriction period if and only to the extent the Award vests and ceases to be subject to forfeiture, subject to compliance with the terms of the Plan and Award Agreement and any terms and conditions established by the Administrator.

(tt)    Retirement shall, except as may be otherwise determined by the Administrator (taking into account any Code Section 409A considerations), as applied to any Participant, have the meaning given in an Award Agreement, employment agreement, change of control plan or agreement, consulting agreement or other similar plan or agreement, if any, to which the Participant is a party, or, if there is no such plan or agreement (or if such agreement does not define “Retirement”), then “Retirement” shall, unless the Administrator determines otherwise, mean retirement at a time when the Participant’s age plus years of service to the Company or an Affiliate equals or exceeds 65, provided, however, that the Participant has completed a minimum service period of 10 years. The Administrator shall have authority to determine if a Retirement has occurred.
(uu)    SAR means a stock appreciation right granted under Section 8 entitling the Participant to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess, if any, of the Fair Market Value on the date of exercise over the Base Price, subject to the terms of the Plan and Award Agreement and any other terms and conditions established by the Administrator. References to “SARs” include both Related SARs and Freestanding SARs, unless the context requires otherwise.
(vv)    Securities Act means the Securities Act of 1933, as amended.
(ww)    Subsidiary shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).
(xx)    Termination Date means the date of termination of a Participant’s employment or service for any reason, as determined by the Administrator (taking into account any Code Section 409A considerations).

2.	Purpose
The purposes of the Plan are to encourage and enable selected Employees, Directors and Independent Contractors of the Company and its Affiliates to acquire or to increase their holdings of Common Stock and other equity-based interests in the Company and/or to provide other incentive awards in order to promote a closer identification of their interests with those of the Company and its shareholders, and to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends. These purposes may be carried out through the granting of Awards to selected Participants, including the granting of Options in the form of Incentive Stock Options and/or Nonqualified Options; SARs in the form of Freestanding SARs and/or Related SARs; Restricted Awards in the form of Restricted Stock Awards and/or Restricted Stock Units; Performance Awards in the form of Performance Shares and/or Performance Units; Phantom Stock Awards; Other Stock-Based Awards; Cash Bonus Awards; and/or Dividend Equivalent Awards.

3.	Administration of the Plan
(a)    The Plan shall be administered by the Board or, upon its delegation, by the Committee (or a subcommittee thereof). If and to the extent required under Rule 16b-3 adopted under the Exchange Act, the Committee shall be comprised solely of two or more “non-employee directors,” as such term is defined in Rule 16b-3, or as may otherwise be permitted under Rule 16b-3. Further, if and to the extent required by Code Section 162(m), the Plan shall be administered by a committee comprised of two or more “outside directors” (as such term is defined in Code Section 162(m)) or as may otherwise be permitted under Code Section 162(m). In addition, Committee members shall qualify as “independent directors” under applicable stock exchange rules if and to the extent required.
(b)    Subject to the provisions of the Plan, the Administrator shall have full and final authority in its discretion to take any action with respect to the Plan including, without limitation, the authority to (i) determine all matters relating to Awards, including selection of individuals to be granted Awards, the types of Awards, the number of shares of Common Stock, if any, subject to an Award, and all terms, conditions, restrictions and limitations of an Award; (ii) prescribe the form or forms of Award Agreements evidencing any Awards granted under the Plan; (iii) establish, amend and rescind rules and regulations for the administration of the Plan; (iv) correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement; and (v) construe and interpret the Plan, Awards and Award Agreements made under the Plan, to interpret rules and regulations for administering the Plan and to make all other determinations deemed necessary or advisable for administering the Plan. In addition, (i) the Administrator shall have the authority, subject to the restrictions contained in Section 3(c) herein, to accelerate the date that any Award which was not otherwise exercisable, vested or earned shall become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient; and (ii) the Administrator may in its sole discretion modify or extend the terms and conditions for exercise, vesting or earning of an Award (in each case, taking into account any Code Section 409A considerations). The Administrator’s authority to grant Awards and authorize payments under the Plan shall not in any way restrict the authority of the Company to grant compensation to Employees, Directors or Independent Contractors under any other compensation plan, program or arrangement of the Company or an Affiliate. The Administrator may determine that a Participant’s rights, payments and/or benefits with respect to an Award (including but not limited to any shares issued or issuable and/or cash paid or payable with respect to an Award) shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for Cause, violation of policies of the Company or an Affiliate, breach of non-solicitation, noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, other conduct by the Participant that is determined by the Administrator to be detrimental to the business or reputation of the Company or any Affiliate, and/or other circumstances where such reduction, cancellation, forfeiture or recoupment is required by Applicable Law. In addition, the Administrator shall have the authority and discretion to establish terms and conditions of Awards (including but not limited to the establishment of subplans) as the Administrator determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States. In addition to action by meeting in accordance with Applicable Law, any action of the Administrator with respect to the Plan may be taken by a written instrument signed by all of the members of the Board or Committee, as appropriate, and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. All determinations of the Administrator with respect to the Plan and any Award or Award Agreement will be final and binding on the Company and all persons having or claiming an interest in any Award granted under the Plan. No member of the Board or Committee, as applicable, shall be liable while acting as Administrator for any action or determination made in good faith with respect to the Plan, an Award or an Award Agreement. The members of the Board or Committee, as applicable, shall be entitled to indemnification and reimbursement in the manner and to the fullest extent provided in the Company’s articles of incorporation and/or bylaws and/or pursuant to Applicable Law.
(c)    Notwithstanding the provisions of Section 3(b), Awards granted to Participants under the Plan shall be subject to a minimum vesting (or earning) (collectively, “vesting”) period of one year during; provided, however, that (i) the Administrator may provide for acceleration of vesting of all or a portion of an Award in the event of a Participant's death, Disability or Retirement, or (to the extent provided in Section 15 herein) upon the occurrence of a Change of Control of the Company; (ii) the Administrator may provide for the grant of an Award to any Participant without a minimum vesting period or may accelerate the vesting of all or a portion of an Award for any reason, but only with respect to Awards for no more than an aggregate of five percent (5%) of the total number of shares of Common Stock authorized for issuance under the Plan pursuant to Section 5(a) herein, upon such terms and conditions as the Administrator shall determine; and (iii) the Administrator also may provide for the grant of Awards to Participants that have different vesting terms in the case of Awards that are substituted for other equity awards in connection with mergers, consolidations or other similar transactions.
(d)    The Administrator may adjust or modify Performance Measures or other performance factors or terms or condition of Awards due to extraordinary items, transactions, events or developments, or in recognition of any other unusual or infrequent events affecting the Company or the financial statements of the Company, or in response to changes in Applicable Law, accounting principles or business conditions, in each case as determined by the Administrator (provided that any adjustment or modification involving Covered Employees for compensation that is intended to qualify as “performance-based compensation” under Code Section 162(m) shall be subject to any applicable Code Section 162(m) restrictions). By way of example but not limitation, the Administrator may provide with respect to any Award that any evaluation of performance shall exclude or otherwise objectively adjust for any specified circumstance or event that occurs during a performance period, including circumstances or events such as the following: (i) asset write-downs or impairment charges; (ii) significant litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting standards or principles or other laws or regulatory rules; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in then-current accounting principles; (vi) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders; (vii) acquisitions or divestitures; (viii) a change in the Company’s fiscal year; (ix) any other specific unusual or infrequent events or objectively determinable category thereof; and/or (x) foreign exchange gains and losses.
(e)    Notwithstanding the other provisions of Section 3, the Board may expressly delegate to one or more officers of the Company or a special committee consisting of one or more directors who are also officers of the Company the authority, within specified parameters, to grant Awards to eligible Participants, and to make any or all of the determinations reserved for the Administrator in the Plan and summarized in Section 3(b) with respect to such Awards (subject to any restrictions imposed by Applicable Law and such terms and conditions as may be established by the Administrator); provided, however, that, if and to the extent required by Section 16 of the Exchange Act or Code Section 162(m), the Participant, at the time of said grant or other determination, (i) is not deemed to be an officer or director of the Company within the meaning of Section 16 of the Exchange Act; and (ii) is not deemed to be a Covered Employee as defined under Code Section 162(m). To the extent that the Administrator has delegated authority to grant Awards pursuant to this Section 3(e) to an officer(s) and/or a special committee, references to the “Administrator” shall include references to such officer(s) and/or special committee, subject, however, to the requirements of the Plan, Rule 16b-3, Code Section 162(m) and other Applicable Law.

4.	Effective Date
The Effective Date of the Plan shall be May 21, 2015 (the “Effective Date”). The Plan was amended and restated effective May 18, 2017. Awards may be granted on or after the Effective Date, but no Awards may be granted after May 20, 2025. Awards that are outstanding at the end of the Plan term (or such earlier termination date as may be established by the Board pursuant to Section 17(a)) shall continue in accordance with their terms, unless otherwise provided in the Plan or an Award Agreement.

5.	Shares of Stock Subject to the Plan; Award Limitations
(a)    Shares of Stock Subject to the Plan: Subject to adjustments as provided in Section 5(d), the maximum aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall not exceed the sum of (i) 4,000,000 shares, plus (ii) any shares that remain available under the Prior Plan for the grant of awards as of the Effective Date of the Plan, plus (iii) any shares subject to an award granted under the Prior Plan, which award is at any time forfeited, cancelled, terminated, expires or lapses for any reason without the issuance of shares or pursuant to which such shares are forfeited to or reacquired by the Company. Shares delivered under the Plan shall be authorized but unissued shares, treasury shares or shares purchased on the open market or by private purchase. The Company hereby reserves sufficient authorized shares of Common Stock to meet the grant of Awards hereunder.
(b)    Award Limitations: Notwithstanding any provision in the Plan to the contrary, the following limitations shall apply to Awards granted under the Plan, in each case subject to adjustments pursuant to Section 5(d):
(i)    The maximum aggregate number of shares of Common Stock that may be issued under the Plan pursuant to the grant of Incentive Options shall not exceed 4,000,000 shares;
(ii)    In any 12-month period, no Participant may be granted Options and SARs that are not related to an Option for more than 1,000,000 shares of Common Stock (or the equivalent value thereof based on the Fair Market Value per share of the Common Stock on the date of grant of an Award);
(iii)    In any 12-month period, no Participant may be granted Awards other than Options or SARs that are settled in shares of Common Stock for more than 1,000,000 shares of Common Stock (or the equivalent value thereof based on the Fair Market Value per share of the Common Stock on the date of grant of an Award); provided, however that Cash Bonus Awards shall be governed by the provisions of Section 13 herein; and
(iv)    Notwithstanding the provisions of Sections 5(b)(ii) and (iii) herein, with respect to non-employee Directors, in any 12-month period, no such non-employee Director may be granted Awards for more than $100,000 in fair value of shares of Common Stock (or the equivalent value thereof based on the Fair Market Value per share of Common Stock on the date of grant of such an Award); provided, however, that any Director cash retainer fees or other fees that are settled in shares of Common Stock shall not be subject to this limitation.
(For purposes of Section 5(b)(ii), (iii) and (iv), an Option and Related SAR shall be treated as a single Award.)
(c)    Additional Share Counting Provisions. The following provisions shall apply with respect to the share limitations of Section 5(a):

(i)    To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued or forfeited shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.
(ii)    Awards settled in cash shall not be counted against the share limitations stated in Section 5(a) herein.
(iii)    Dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding Awards, will not be counted towards the share limitations in Section 5(a).
(iv)    To the extent that the full number of shares subject to an Award other than an Option or SAR is not issued for any reason, including by reason of failure to achieve maximum performance goals, only the number of shares issued and delivered shall be considered for purposes of determining the number of shares remaining available for issuance pursuant to Awards granted under the Plan.
(v)    The following shares of Common Stock may not again be made available for issuance as Awards under the Plan: (A) shares withheld from an Award or delivered by a Participant to satisfy tax withholding requirements for Awards, (B) shares not issued or delivered as a result of the net settlement of an outstanding Award, (C) shares withheld or delivered to pay the exercise price related to an outstanding Award and (D) shares repurchased on the open market with the proceeds of the purchase price for an Award.
(vi)    Further, (A) shares issued under the Plan through the settlement, assumption or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition or similar transaction involving the Company acquiring another entity shall not reduce the maximum number of shares available for delivery under the Plan, and (B) available shares under a shareholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and will not reduce the maximum number of shares available under the Plan, subject, in the case of both (A) and (B) herein, to applicable stock exchange listing requirements.
(d)    Adjustments; Right to Issue Additional Securities: If there is any change in the outstanding shares of Common Stock because of a merger, consolidation or reorganization involving the Company, or if the Board declares a stock dividend, stock split distributable in shares of Common Stock, other distribution (other than regular or ordinary cash dividends) or reverse stock split, combination or reclassification of the Common Stock, or if there is a similar change in the capital stock structure of the Company affecting the Common Stock (excluding conversion of convertible securities by the Company and/or the exercise of warrants by their holders), then the number of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Administrator shall make such adjustments to Awards or to any provisions of this Plan as the Administrator deems equitable to prevent dilution or enlargement of Awards or as may otherwise be advisable. Nothing in the Plan, an Award or an Award Agreement shall limit the ability of the Company to issue additional securities (including but not limited to the issuance of other options or other derivative securities, warrants, additional shares or classes of Common Stock, preferred stock and/or other convertible securities).

6.	Eligibility
An Award may be granted only to an individual who satisfies all of the following eligibility requirements on the date the Award is granted:
(a)    The individual is either (i) an Employee, (ii) a Director or (iii) an Independent Contractor.
(b)    With respect to the grant of Incentive Options, the individual is otherwise eligible to participate under this Section 6, is an Employee of the Company or a Parent or Subsidiary and does not own, immediately before the time that the Incentive Option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary. Notwithstanding the foregoing, an Employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary may be granted an Incentive Option if the Option Price is at least 110% of the Fair Market Value of the Common Stock, and the Option Period does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributable to him under Code Section 424(d).

(c)    With respect to the grant of substitute awards or assumption of awards in connection with a merger, consolidation, acquisition, reorganization or similar transaction involving the Company or an Affiliate, the recipient is otherwise eligible to receive the Award and the terms of the award are consistent with the Plan and Applicable Law (including, to the extent necessary, the federal securities laws registration provisions, Code Section 409A and Code Section 424(a)).
(d)    The individual, being otherwise eligible under this Section 6, is selected by the Administrator as an individual to whom an Award shall be granted (as defined above, a “Participant”).

7.	Options
(a)    Grant of Options: Subject to the limitations of the Plan, the Administrator may in its discretion grant Options to such eligible Participants in such numbers, subject to such terms and conditions, and at such times as the Administrator shall determine. Both Incentive Options and Nonqualified Options may be granted under the Plan, as determined by the Administrator; provided, however, that Incentive Options may only be granted to Employees of the Company or a Parent or Subsidiary. To the extent that an Option is designated as an Incentive Option but does not qualify as such under Code Section 422, the Option (or portion thereof) shall be treated as a Nonqualified Option. An Option may be granted with or without a Related SAR.
(b)    Option Price: The Option Price per share at which an Option may be exercised shall be established by the Administrator and stated in the Award Agreement evidencing the grant of the Option; provided, that (i) the Option Price of an Option shall be no less than 100% of the Fair Market Value per share of the Common Stock as determined on the date the Option is granted (or 110% of the Fair Market Value with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary, as provided in Section 6(b)); and (ii) in no event shall the Option Price per share of any Option be less than the par value, if any, per share of the Common Stock. Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed options of an acquired entity with an Option Price not equal to 100% of the Fair Market Value of the stock on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and/or Code Section 424(a).
(c)    Date of Grant: An Option shall be considered to be granted on the date that the Administrator acts to grant the Option, or on such other date as may be established by the Administrator in accordance with Applicable Law.
(d)    Option Period and Limitations on the Right to Exercise Options:
(i)    The Option Period shall be determined by the Administrator at the time the Option is granted and shall be stated in the Award Agreement. The Option Period shall not extend more than 10 years from the date on which the Option is granted (or five years with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary, as provided in Section 6(b)). Any Option or portion thereof not exercised before expiration of the Option Period shall terminate. The period or periods during which, and the terms and conditions pursuant to which, an Option may vest and become exercisable shall be determined by the Administrator in its discretion, subject to the terms of the Plan (including but not limited to the provisions of Section 3(c) herein).
(ii)    An Option may be exercised by giving written notice to the Company in form acceptable to the Administrator at such place and subject to such conditions as may be established by the Administrator or its designee. Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor and shall be accompanied by payment of such purchase price. Unless an Award Agreement provides otherwise, such payment shall be in the form of cash or cash equivalent; provided that, except where prohibited by the Administrator or Applicable Law (and subject to such terms and conditions as may be established by the Administrator), payment may also be made:
(A)    By delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant for such time period, if any, as may be determined by the Administrator;
(B)    By shares of Common Stock withheld upon exercise;

(C)    With respect only to purchases upon exercise of an Option after a Public Market for the Common Stock exists, by delivery of written notice of exercise to the Company and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Company the amount of sale or loan proceeds to pay the Option Price;
(D)    By such other payment methods as may be approved by the Administrator and which are acceptable under Applicable Law; and/or
(E)    By any combination of the foregoing methods.
Shares delivered or withheld in payment on the exercise of an Option shall be valued at their Fair Market Value on the date of exercise, as determined by the Administrator or its designee. For the purposes of the Plan, a “Public Market” for the Common Stock shall be deemed to exist (i) upon consummation of a firm commitment underwritten public offering of the Common Stock (or successor securities thereto) pursuant to an effective registration statement under the Securities Act or (ii) if the Administrator otherwise determines that there is an established public market for the Common Stock.
(iii)    The Administrator shall determine the extent, if any, to which a Participant may have the right to exercise an Option following termination of the Participant’s employment or service with the Company. Such rights, if any, shall be subject to the sole discretion of the Administrator, shall be stated in the individual Award Agreement, need not be uniform among all Options issued pursuant to this Section 7, and may reflect distinctions based on the reasons for termination of employment or service.
(e)    Notice of Disposition: If shares of Common Stock acquired upon exercise of an Incentive Option are disposed of within two years following the date of grant or one year following the transfer of such shares to a Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Administrator may reasonably require.
(f)    Limitation on Incentive Options: In no event shall there first become exercisable by an Employee in any one calendar year Incentive Options granted by the Company or any Parent or Subsidiary with respect to shares having an aggregate Fair Market Value (determined at the time an Incentive Option is granted) greater than $100,000; provided that, if such limit is exceeded, then the first $100,000 of shares to become exercisable in such calendar year will be Incentive Options and the Options (or portion thereof) for shares with a value in excess of $100,000 that first became exercisable in that calendar year will be Nonqualified Options. In the event the Code or the regulations promulgated thereunder are amended after the Effective Date of the Plan to provide for a different limitation on the Fair Market Value of shares permitted to be subject to Incentive Options, then such different limit shall be automatically incorporated herein. To the extent that any Incentive Options are first exercisable by a Participant in excess of the limitation described herein, the excess shall be considered a Nonqualified Option.
(g)    Nontransferability of Options: Incentive Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers by will or the laws of intestate succession or, in the Administrator’s discretion, such transfers as may otherwise be permitted in accordance with Treasury Regulation Section 1.421-1(b)(2) or Treasury Regulation Section 1.421-2(c) or any successor provisions thereto. Nonqualified Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except for transfers if and to the extent permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding, an Option shall be exercisable during the Participant’s lifetime only by him or by his guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

8.	Stock Appreciation Rights
(a)    Grant of SARs: Subject to the limitations of the Plan, the Administrator may in its discretion grant SARs to such eligible Participants, in such numbers, upon such terms and at such times as the Administrator shall determine. SARs may be granted to the holder of an Option (a “Related Option”) with respect to all or a portion of the shares of Common Stock subject to the Related Option (a “Related SAR”) or may be granted separately to an eligible individual (a “Freestanding SAR”). The Base Price per share of an SAR shall be no less than 100% of the Fair Market Value per share of the Common Stock on the date the SAR is granted. Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed SARs of an acquired entity with a Base Price per share not equal to at least 100% of the Fair Market Value of the stock on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and/or Code Section 424(a). An SAR shall be considered to be granted on the date that the Administrator acts to grant the SAR, or on such other date as may be established by the Administrator in accordance with Applicable Law.
(b)    Related SARs: A Related SAR may be granted either concurrently with the grant of the Related Option or (if the Related Option is a Nonqualified Option) at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such Related Option. The Base Price of a Related SAR shall be equal to the Option Price of the Related Option. Related SARs shall be exercisable only at the time and to the extent that the Related Option is exercisable (and may be subject to such additional limitations on exercisability as the Administrator may provide in an Award Agreement), and in no event after the complete termination or full exercise of the Related Option. Notwithstanding the foregoing, a Related SAR that is related to an Incentive Option may be exercised only to the extent that the Related Option is exercisable and only when the Fair Market Value exceeds the Option Price of the Related Option. Upon the exercise of a Related SAR granted in connection with a Related Option, the Option shall be canceled to the extent of the number of shares as to which the SAR is exercised, and upon the exercise of a Related Option, the Related SAR shall be canceled to the extent of the number of shares as to which the Related Option is exercised or surrendered.
(c)    Freestanding SARs: An SAR may be granted without relationship to an Option (as defined above, a “Freestanding SAR”) and, in such case, will be exercisable upon such terms and subject to such conditions as may be determined by the Administrator, subject to the terms of the Plan.
(d)    Exercise of SARs:
(i)    Subject to the terms of the Plan (including but not limited to Section 3(c) herein), SARs shall be vested and exercisable in whole or in part upon such terms and conditions as may be established by the Administrator. The period during which an SAR may be exercisable shall not exceed 10 years from the date of grant or, in the case of Related SARs, such shorter Option Period as may apply to the Related Option. Any SAR or portion thereof not exercised before expiration of the period established by the Administrator shall terminate.
(ii)    SARs may be exercised by giving written notice to the Company in form acceptable to the Administrator at such place and subject to such terms and conditions as may be established by the Administrator or its designee. Unless the Administrator determines otherwise, the date of exercise of an SAR shall mean the date on which the Company shall have received proper notice from the Participant of the exercise of such SAR.
(iii)    The Administrator shall determine the extent, if any, to which a Participant may have the right to exercise an SAR following termination of the Participant’s employment or service with the Company. Such rights, if any, shall be determined in the sole discretion of the Administrator, shall be stated in the individual Award Agreement, need not be uniform among all SARs issued pursuant to this Section 8, and may reflect distinctions based on the reasons for termination of employment or service.
(e)    Payment Upon Exercise: Subject to the limitations of the Plan, upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying (i) the excess, if any, of the Fair Market Value of a share of Common Stock on the date of exercise of the SAR over the Base Price of the SAR by (ii) the number of shares of Common Stock with respect to which the SAR is being exercised. The consideration payable upon exercise of an SAR shall be paid in cash, shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR) or a combination of cash and shares of Common Stock, as determined by the Administrator.
(f)    Nontransferability: Unless the Administrator determines otherwise, SARs shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except for transfers if and to the extent permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding sentence, SARs may be exercised during the Participant’s lifetime only by him or by his guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

9.	Restricted Awards
(a)    Grant of Restricted Awards: Subject to the limitations of the Plan, the Administrator may in its discretion grant Restricted Awards to such Participants, for such numbers of shares of Common Stock, upon such terms and at such times as the Administrator shall determine. Such Restricted Awards may be in the form of Restricted Stock Awards and/or Restricted Stock Units that are subject to certain conditions, which conditions must be met in order for the Restricted Award to vest and be earned (in whole or in part) and no longer subject to forfeiture. Restricted Stock Awards shall be payable in shares of Common Stock. Restricted Stock Units shall be payable in cash or shares of Common Stock, or partly in cash and partly in shares of Common Stock, in accordance with the terms of the Plan and the discretion of the Administrator. Subject to the provisions of Section 3(c) herein, the Administrator shall determine the nature, length and starting date of the period, if any, during which a Restricted Award may be earned (the “Restriction Period”), and shall determine the conditions which must be met in order for a Restricted Award to be granted or to vest or be earned (in whole or in part), which conditions may include, but are not limited to, payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time, a combination of attainment of performance objectives and continued service, Retirement, Disability, death or any combination of such conditions. In the case of Restricted Awards based upon performance criteria, or a combination of performance criteria and continued service, the Administrator shall determine the Performance Measures applicable to such Restricted Awards (subject to Section 1(jj)).
(b)    Vesting of Restricted Awards: Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Restricted Awards have vested and been earned and are payable and to establish and interpret the terms and conditions of Restricted Awards.
(c)    Termination of Employment or Service; Forfeiture: Unless the Administrator determines otherwise, if the employment or service of a Participant shall be terminated for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and all or any part of a Restricted Award has not vested or been earned pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.
(d)    Share Certificates; Escrow: Unless the Administrator determines otherwise, a certificate or certificates representing the shares of Common Stock subject to a Restricted Stock Award shall be issued in the name of the Participant (or, in the case of uncertificated shares, other written evidence of ownership in accordance with Applicable Law shall be provided) after the Award has been granted. Notwithstanding the foregoing, the Administrator may require that (i) a Participant deliver the certificate(s) (or other instruments) for such shares to the Administrator or its designee to be held in escrow until the Restricted Stock Award vests and is no longer subject to a substantial risk of forfeiture (in which case the shares will be promptly released to the Participant) or is forfeited (in which case the shares shall be returned to the Company); and/or (ii) a Participant deliver to the Company a stock power, endorsed in blank (or similar instrument), relating to the shares subject to the Restricted Stock Award which are subject to forfeiture. Unless the Administrator determines otherwise, a certificate or certificate representing shares of Common Stock issuable pursuant to a Restricted Stock Unit shall be issued in the name of the Participant (or, in the case of uncertificated shares, other written evidence of ownership in accordance with Applicable Law shall be provided) promptly after the Award (or portion thereof) has vested and is distributable.
(e)    Nontransferability: Unless the Administrator determines otherwise, Restricted Awards that have not vested shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers by will or the laws of intestate succession, and the recipient of a Restricted Award shall not sell, transfer, assign, pledge or otherwise encumber shares subject to the Award until the Restriction Period has expired and until all conditions to vesting have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

10.	Performance Awards
(a)    Grant of Performance Awards: Subject to the terms of the Plan, the Administrator may in its discretion grant Performance Awards to such eligible Participants upon such terms and conditions and at such times as the Administrator shall determine. Performance Awards may be in the form of Performance Shares and/or Performance Units. An Award of a Performance Share is a grant of a right to receive shares of Common Stock, the cash value thereof, or a combination thereof (in the Administrator’s discretion), which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the Fair Market Value of a share of Common Stock. An Award of a

Performance Unit is a grant in an amount determined by the Administrator that gives the holder the opportunity to receive shares of Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the Administrator), which is contingent upon the achievement of performance or other objectives during a specified period and which has an initial value determined in a dollar amount established by the Administrator at the time of grant. Subject to Section 5(b), the Administrator shall have discretion to determine the number of Performance Units and/or Performance Shares granted to any Participant. Subject to the provisions of Section 3(c) herein, the Administrator shall determine the nature, length and starting date of the period during which a Performance Award may be earned (the “Performance Period”), and shall determine the conditions which must be met in order for a Performance Award to be granted or to vest or be earned (in whole or in part), which conditions may include but are not limited to payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time or a combination of any such conditions. Subject to Section 1(jj), the Administrator shall determine the Performance Measures applicable to such Performance Awards.
(b)    Earning of Performance Awards: Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Performance Awards have been earned and are payable and to interpret the terms and conditions of Performance Awards and the provisions of this Section 10.
(c)    Form of Payment: Payment of the amount to which a Participant shall be entitled upon earning a Performance Award shall be made in cash, shares of Common Stock or a combination of cash and shares of Common Stock, as determined by the Administrator in its sole discretion. Payment may be made in a lump sum or upon such terms as may be established by the Administrator (taking into account any Code Section 409A considerations).
(d)    Termination of Employment or Service; Forfeiture: Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), if the employment or service of a Participant shall terminate for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and the Participant has not earned all or part of a Performance Award pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.
(e)    Nontransferability: Unless the Administrator determines otherwise, Performance Awards which have not been earned shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers by will or the laws of intestate succession, and the recipient of a Performance Award shall not sell, transfer, assign, pledge or otherwise encumber any shares or any other benefit subject to the Award until the Performance Period has expired and the conditions to earning the Award have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

11.	Phantom Stock Awards
(a)    Grant of Phantom Stock Awards: Subject to the terms of the Plan, the Administrator may in its discretion grant Phantom Stock Awards to such eligible Participants, in such numbers, upon such terms and at such times as the Administrator shall determine. A Phantom Stock Award is an Award to a Participant of a number of hypothetical share units with respect to shares of Common Stock, with a value based on the Fair Market Value of a share of Common Stock.
(b)    Vesting of Phantom Stock Awards: Subject to the terms of the Plan (including but not limited to Section 3(c)) (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Phantom Stock Awards have vested and are payable and to interpret the terms and conditions of Phantom Stock Awards.
(c)    Termination of Employment or Service; Forfeiture: Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), if the employment or service of a Participant shall be terminated for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and all or any part of a Phantom Stock Award has not vested and become payable pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.
(d)    Payment of Phantom Stock Awards: Upon vesting of all or a part of a Phantom Stock Award and satisfaction of such other terms and conditions as may be established by the Administrator, the Participant shall be entitled to a payment of an amount equal to the Fair Market Value of one share of Common Stock with respect to each such Phantom Stock unit which has vested and is payable. Payment may be made, in the discretion of the Administrator, in cash or in shares of Common Stock valued at their Fair Market Value on the applicable vesting date or dates (or other date or dates determined by the Administrator), or in a combination thereof. Payment may be made in a lump sum or upon such terms as may be established by the Administrator (taking into account any Code Section 409A considerations).
(e)    Nontransferability: Unless the Administrator determines otherwise, (i) Phantom Stock Awards shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers by will or the laws of intestate succession and (ii) shares of Common Stock (if any) subject to a Phantom Stock Award may not be sold, transferred, assigned, pledged or otherwise encumbered until the Phantom Stock Award has vested and all other conditions established by the Administrator have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

12.	Other Stock-Based Awards
The Administrator shall have the authority to grant Other Stock-Based Awards to one or more eligible Participants. Such Other Stock-Based Awards may be valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock or Awards for shares of Common Stock, including but not limited to Other Stock-Based Awards granted in lieu of bonus, salary or other compensation, Other Stock-Based Awards granted with vesting or performance conditions, and/or Other Stock-Based Awards granted without being subject to vesting or performance conditions (subject to the terms of Section 3(c)). Subject to the provisions of the Plan, the Administrator shall determine the number of shares of Common Stock to be awarded to a Participant under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, shares of Common Stock or a combination of cash and shares of Common Stock; and the other terms and conditions of such Awards. Unless the Administrator determines otherwise, (i) Other Stock-Based Awards shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers by will or the laws of intestate succession, and (ii) shares of Common Stock (if any) subject to an Other Stock-Based Award may not be sold, transferred, assigned, pledged or otherwise encumbered until the Other Stock-Based Award has vested and all other conditions established by the Administrator have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

13.	Cash Bonus Awards
The Administrator may, in its discretion, grant Cash Bonus Awards under the Plan to one or more eligible Participants. Cash Bonus Awards shall be subject to performance conditions as described in Section 1(jj) above and, to the extent such Cash Bonus Awards are granted to Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m), shall be subject to the requirements of Code Section 162(m), if and to the extent applicable, including without limitation, the establishment of Performance Measures and certification of performance by the Administrator as provided in Section 1(jj) and Section 20(c). The Administrator also shall have authority to modify, reduce or eliminate any Cash Bonus Award. In addition, if and to the extent required under Code Section 162(m), the aggregate amount of compensation granted to any one Participant in any 12-month period in respect of all Cash Bonus Awards granted under the Plan and payable only in cash (and exclusive of Restricted Stock Unit Awards, Phantom Stock Awards, SARs or other equity-based Awards settled in cash, which are subject to the Award limitations stated in Section 5(b) herein) shall not exceed $2,000,000.

14.	Dividends and Dividend Equivalents
The Administrator may, in its sole discretion, provide that Awards other than Options and SARs earn dividends or dividend equivalent right (or “dividend equivalents”); provided, however, that dividends and dividend equivalents (whether paid in cash or shares of Common Stock), if any, on unearned or unvested Awards shall not be paid (even if accrued) unless and until the underlying Award (or portion thereof) has vested and/or been earned. Such dividends or dividend equivalents may be paid currently or may be credited to a Participant’s account. Any crediting of dividends or dividend equivalents may be subject to such additional restrictions and conditions as the Administrator may establish, including reinvestment in additional shares of Common Stock or share equivalents. Notwithstanding the other provisions herein, any dividends or dividend equivalents related to an Award shall be structured in a manner so as to avoid causing the Award and related dividends or dividend equivalents to be subject to Code Section 409A or shall otherwise be structured so that the Award and dividends or dividend equivalents are in compliance with Code Section 409A.

15.	Change of Control

Notwithstanding any other provision in the Plan to the contrary (and unless otherwise required pursuant to Code Section 409A), the following provisions shall apply in the event of a Change of Control:
(a)    To the extent that the successor or surviving company in the Change of Control event does not assume or substitute for an Award (or in which the Company is the ultimate parent corporation and does not continue the Award) on substantially similar terms or with substantially equivalent economic benefits (as determined by the Administrator) as Awards outstanding under the Plan immediately prior to the Change of Control event, (i) all outstanding Options and SARs shall become fully vested and exercisable, whether or not then otherwise vested and exercisable; and (ii) any restrictions, including but not limited to the Restriction Period, Performance Period and/or performance criteria applicable to any outstanding Awards other than Options or SARs shall be deemed to have been met, and such Awards shall become fully vested, earned and payable to the fullest extent of the original grant of the applicable Award (or, in the case of performance-based Awards the earning of which is based on attaining a target level of performance, such Awards shall be deemed earned at target).
(b)    Further, in the event that an Award is substituted, assumed or continued as provided in Section 15(a) herein, the Award will nonetheless become vested (and, in the case of Options and SARs, exercisable) in full and any restrictions, including but not limited to the Restriction Period, Performance Period and/or performance criteria applicable to any outstanding Award other than Options or SARs shall be deemed to have been met, and such Awards shall become fully vested, earned and payable to the fullest extent of the original award (or, in the case of performance-based Awards the earning of which is based on attaining a target level of performance, such Awards shall be deemed earned as target), if the employment or service of the Participant is terminated within six months before (in which case vesting shall not occur until the effective date of the Change of Control) or one year (or such other period after a Change of Control as may be stated in a Participant’s employment, change of control, consulting or other similar agreement, if applicable) after the effective date of a Change of Control if such termination of employment or service (i) is by the Company not for Cause or (ii) is by the Participant for Good Reason. For clarification, for the purposes of this Section 15, the “Company” shall include any successor to the Company.
(c)    Notwithstanding any other provision of the Plan to the contrary, in the event that a Participant has entered into an employment agreement as of the Effective Date of the Plan or is a participant in the Company’s Change in Control Plan or similar arrangement in effect as of such date, the Participant shall be entitled to the greater of the benefits provided upon a change of control of the Company under the Plan or the respective employment agreement, Change in Control Plan or other arrangement, and such agreement, Change in Control Plan or other arrangement shall not be construed to reduce in any way the benefits otherwise provided to a Participant upon a Change of Control as defined in the Plan.

16.	Withholding
The Company shall withhold all required local, state, federal, foreign and other taxes and any other amount required to be withheld by any governmental authority or law from any amount payable in cash with respect to an Award. Prior to the delivery or transfer of any certificate for shares or any other benefit conferred under the Plan, the Company shall require any Participant or other person to pay to the Company in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Company to such authority for the account of such recipient. Notwithstanding the foregoing, the Administrator may in its discretion establish procedures to permit a recipient to satisfy such obligation in whole or in part, and any local, state, federal, foreign or other income tax obligations relating to such an Award, by electing (the “election”) to deliver to the Company shares of Common Stock held by the Participant (which are fully vested and not subject to any pledge or other security interest) and/or have the Company withhold shares of Common Stock from the shares to which the recipient is otherwise entitled. The number of shares to be withheld or delivered shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to, but not exceeding (unless otherwise permitted by the Administrator in a manner in accordance with Applicable Law and applicable accounting principles), the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.

17.	Amendment and Termination of the Plan and Awards
(a)    Amendment and Termination of Plan; Prohibition on Repricing: The Plan may be amended, altered, suspended and/or terminated at any time by the Board; provided, that (i) approval of an amendment to the Plan by the shareholders of the Company shall be required to the extent, if any, that shareholder approval of such amendment is required by Applicable Law; and (ii) except for adjustments made pursuant to Section 5(d) the Company may not, without obtaining shareholder approval, (A) amend the terms of outstanding Options or SARs to reduce the Option Price or Base Price of such outstanding Options or

SARs; (B) exchange outstanding Options or SARs for cash, for Options or SARs with an Option Price or Base Price that is less than the Option Price or Base Price of the original Option or SAR, or for other equity awards at a time when the original Option or SAR has an Option Price or Base Price, as the case may be, above the Fair Market Value of the Common Stock; or (C) take other action with respect to Options or SARs that would be treated as a repricing under the rules of the principal stock exchange on which shares of the Common Stock are listed.
(b)    Amendment and Termination of Awards: The Administrator may (subject to Section 17(a)(ii) herein) amend, alter, suspend and/or terminate any Award granted under the Plan, prospectively or retroactively, but (except as otherwise provided in Section 17(c)) such amendment, alteration, suspension or termination of an Award shall not, without the written consent of the recipient of an outstanding Award, materially adversely affect the rights of the recipient with respect to the Award.
(c)    Amendments to Comply with Applicable Law: Notwithstanding Section 17(a) and Section 17(b) herein, the following provisions shall apply:
(i)    The Administrator shall have unilateral authority to amend the Plan and any Award (without Participant consent) to the extent necessary to comply with Applicable Law or changes to Applicable Law (including but in no way limited to Code Section 409A, Code Section 422 and federal securities laws).
(ii)    The Administrator shall have unilateral authority to make adjustments to the terms and conditions of Awards in recognition of unusual or nonrecurring events affecting the Company or any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in Applicable Law, or accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable accounting principles or Applicable Law.

18.	Restrictions on Awards and Shares; Compliance with Applicable Law
(a)    General: As a condition to the issuance and delivery of Common Stock hereunder, or the grant of any benefit pursuant to the Plan, the Company may require a Participant or other person at any time and from time to time to become a party to an Award Agreement, other agreement(s) restricting the transfer, purchase, repurchase and/or voting of shares of Common Stock of the Company, and any employment agreements, consulting agreements, noncompetition agreements, confidentiality agreements, nonsolicitation agreements, nondisparagement agreements or other agreements imposing such restrictions as may be required by the Company. In addition, without in any way limiting the effect of the foregoing, each Participant or other holder of shares issued under the Plan shall be permitted to transfer such shares only if such transfer is in accordance with the Plan, the Award Agreement, any other applicable agreements and Applicable Law. The acquisition of shares of Common Stock under the Plan by a Participant or any other holder of shares shall be subject to, and conditioned upon, the agreement of the Participant or other holder of such shares to the restrictions described in the Plan, the Award Agreement and any other applicable agreements and Applicable Law.
(b)    Compliance with Applicable Laws, Rules and Regulations: The Company may impose such restrictions on Awards, shares of Common Stock and any other benefits underlying Awards hereunder as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities or other laws applicable to such securities. Notwithstanding any other Plan provision to the contrary, the Company shall not be obligated to issue, deliver or transfer shares of Common Stock under the Plan, make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with Applicable Law (including but not limited to the requirements of the Securities Act). The Company will be under no obligation to register shares of Common Stock or other securities with the Securities and Exchange Commission or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or similar organization, and the Company will have no liability for any inability or failure to do so. The Company may cause a restrictive legend or legends to be placed on any certificate issued pursuant to an Award hereunder in such form as may be prescribed from time to time by Applicable Law or as may be advised by legal counsel.

19.	No Right or Obligation of Continued Employment or Service or to Awards; Compliance with the Plan
Neither the Plan, an Award, an Award Agreement nor any other action related to the Plan shall confer upon a Participant any right to continue in the employ or service of the Company or an Affiliate as an Employee, Director or Independent Contractor,

or interfere in any way with the right of the Company or an Affiliate to terminate the Participant’s employment or service at any time. Except as otherwise provided in the Plan, an Award Agreement or as may be determined by the Administrator, all rights of a Participant with respect to an Award shall terminate upon the termination of the Participant’s employment or service. In addition, no person shall have any right to be granted an Award, and the Company shall have no obligation to treat Participants or Awards uniformly. By participating in the Plan, each Participant shall be deemed to have accepted all of the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Administrator and shall be fully bound thereby. Any Award granted hereunder is not intended to be compensation of a continuing or recurring nature, or part of a Participant’s normal or expected compensation, and in no way represents any portion of a Participant’s salary, compensation or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.

20.	General Provisions
(a)    Shareholder Rights: Except as otherwise determined by the Administrator (and subject to the provisions of Section 9(d) regarding Restricted Awards), a Participant and his legal representative, legatees or distributees shall not be deemed to be the holder of any shares of Common Stock subject to an Award and shall not have any rights of a shareholder unless and until certificates for such shares have been issued and delivered to him or them under the Plan. A certificate or certificates for shares of Common Stock acquired upon exercise of an Option or SAR shall be issued in the name of the Participant or his beneficiary and distributed to the Participant or his beneficiary (or, in the case of uncertificated shares, other written notice of ownership in accordance with Applicable Law shall be provided) as soon as practicable following receipt of notice of exercise and, with respect to Options, payment of the Option Price (except as may otherwise be determined by the Company in the event of payment of the Option Price pursuant to Section 7(d)(ii)(C)). Except as otherwise provided in Section 9(d) regarding Restricted Stock Awards or otherwise determined by the Administrator, a certificate for any shares of Common Stock issuable pursuant to a Restricted Award, Performance Award, Phantom Stock Award or Other Stock-Based Award shall be issued in the name of the Participant or his beneficiary and distributed to the Participant or his beneficiary (or, in the case of uncertificated shares, other written notice of ownership in accordance with Applicable Law shall be provided) after the Award (or portion thereof) has vested and been earned.
(b)    Section 16(b) Compliance: If and to the extent that any Participants in the Plan are subject to Section 16(b) of the Exchange Act, it is the general intention of the Company that transactions under the Plan shall comply with Rule 16b-3 under the Exchange Act and that the Plan shall be construed in favor of such Plan transactions meeting the requirements of Rule 16b-3 or any successor rules thereto. Notwithstanding anything in the Plan to the contrary, the Administrator, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.
(c)    Code Section 162(m) Performance-Based Compensation. If and to the extent to which Code Section 162(m) is applicable, the Company intends that compensation paid under the Plan to Covered Employees will, to the extent practicable, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m), unless otherwise determined by the Administrator. Accordingly, Awards granted to Covered Employees which are intended to qualify for the performance-based exception under Code Section 162(m) shall be deemed to include any such additional terms, conditions, limitations and provisions as are necessary to comply with the performance-based compensation exemption of Code Section 162(m), unless the Administrator, in its discretion, determines otherwise.
(d)    Unfunded Plan; No Effect on Other Plans:
(i)    The Plan shall be unfunded, and the Company shall not be required to create a trust or segregate any assets that may at any time be represented by Awards under the Plan. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Affiliate, including, without limitation, any specific funds, assets or other property which the Company or any Affiliate, in their discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to shares of Common Stock or other amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Affiliate. Nothing contained in the Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any benefits to any person.

(ii)    The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan or as may be determined by the Administrator.
(iii)    The adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of stock incentive or other compensation for employees or service providers of the Company or any Affiliate.
(e)    Governing Law: The Plan and Award Agreements shall be governed by and construed in accordance with the laws of the State of Georgia, without regard to the conflict of laws provisions of any state, and in accordance with applicable federal laws of the United States.
(f)    Beneficiary Designation: The Administrator may, in its discretion, permit a Participant to designate in writing a person or persons as beneficiary, which beneficiary shall be entitled to receive settlement of Awards (if any) to which the Participant is otherwise entitled in the event of death. In the absence of such designation by a Participant, and in the event of the Participant’s death, the estate of the Participant shall be treated as beneficiary for purposes of the Plan, unless the Administrator determines otherwise. The Administrator shall have discretion to approve and interpret the form or forms of such beneficiary designation. A beneficiary, legal guardian, legal representative or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent that the Plan and/or Award Agreement provide otherwise, and to any additional restrictions deemed necessary or appropriate by the Administrator.
(g)    Gender and Number: Except where otherwise indicated by the context, words in any gender shall include any other gender, words in the singular shall include the plural and words in the plural shall include the singular.
(h)    Severability: If any provision of the Plan or an Award Agreement shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan or the Award Agreement, and the Plan or Award Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.
(i)    Rules of Construction: Headings are given to the Sections of the Plan solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall (unless the Administrator determines otherwise) be construed to refer to any amendment to or successor of such provision of law.
(j)    Successors and Assigns: The Plan shall be binding upon the Company, its successors and assigns, and Participants, their executors, administrators and permitted transferees and beneficiaries.
(k)    Award Agreement: The grant of any Award under the Plan shall be evidenced by an Award Agreement between the Company and the Participant. Such Award Agreement may state terms, conditions and restrictions applicable to the Award and any may state such other terms, conditions and restrictions, including but not limited to terms, conditions and restrictions applicable to shares of Common Stock (or other benefits) subject to an Award, as may be established by the Administrator.
(l)    Right of Offset: Notwithstanding any other provision of the Plan or an Award Agreement, the Company may at any time (subject to any Code Section 409A considerations) reduce the amount of any payment or benefit otherwise payable to or on behalf of a Participant by the amount of any obligation of the Participant to or on behalf of the Company or an Affiliate that is or becomes due and payable.
(m)    Uncertified Shares: Notwithstanding anything in the Plan to the contrary, to the extent the Plan provides for the issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may, in the Company’s discretion, be effected on a non-certificated basis, to the extent not prohibited by the Company’s articles of incorporation or bylaws or by Applicable Law (including but not limited to applicable state corporate law and the applicable rules of any stock exchange on which the Common Stock may be traded).
(n)    Income and Other Taxes: Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including but not limited to any taxes arising under Code Section 409A), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Company shall have no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for a Participant or any other person.
(o)    Effect of Certain Changes in Status: Notwithstanding the other terms of the Plan or an Award Agreement, the Administrator has sole discretion to determine (taking into account any Code Section 409A considerations), at the time of grant of an Award or at any time thereafter, the effect, if any, on Awards (including but not limited to modifying the vesting, exercisability and/or earning of Awards) granted to a Participant if the Participant’s status as an Employee, Director or Independent Contractor changes, including but not limited to a change from full-time to part-time, or vice versa, or if other similar changes in the nature or scope of the Participant’s employment or service occur.
(p)    Shareholder Approval: The Plan, as initially adopted, was approved by the shareholders of the Company within 12 months of the Effective Date of the Plan. Amendments to the Plan shall be subject to stockholder approval as and to the extent required under Applicable Law.
(q)    Deferrals: Subject to the provisions of this Section 20(q) and Section 21, the Administrator may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be payable with respect to an Award. Any such deferral shall be subject to such terms and conditions as may be established by the Administrator and to any applicable Code Section 409A requirements.
(r)    Fractional Shares: Except as otherwise provided in an Award Agreement or determined by the Administrator, (i) the total number of shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded down to the nearest whole share, and (ii) no fractional shares shall be issued. The Administrator may, in its discretion, determine that a fractional share shall be settled in cash.
(s)    Compliance with Recoupment, Ownership and Other Policies or Agreements: Notwithstanding anything in the Plan to the contrary, the Administrator may, at any time, consistent with, but without limiting, the authority granted in Section 3(b) herein, in its discretion provide that an Award or benefits related to an Award shall be forfeited and/or recouped if the Participant, during employment or service or following termination of employment or service for any reason, engages in certain specified conduct, including but not limited to violation of policies of the Company or an Affiliate, breach of non-solicitation, noncompetition, confidentiality or other restrictive covenants, or other conduct by the Participant that is determined by the Administrator to be detrimental to the business or reputation of the Company or any Affiliate. In addition, without limiting the effect of the foregoing, as a condition to the grant of an Award or receipt or retention of shares of Common Stock, cash or any other benefit under the Plan, the Administrator may, at any time, require that a Participant agree to abide by any equity retention policy, stock ownership guidelines, compensation recovery policy and/or other policies adopted by the Company or an Affiliate, each as in effect from time to time and to the extent applicable to the Participant. Further, each Participant shall be subject to such compensation recovery, recoupment, forfeiture or other similar provisions as may apply under Applicable Law.

21.	Compliance with Code Section 409A
Notwithstanding any other provision in the Plan or an Award Agreement to the contrary, if and to the extent that Code Section 409A is deemed to apply to the Plan or any Award, it is the general intention of the Company that the Plan and all such Awards shall, to the extent practicable, comply with, or be exempt from, Code Section 409A, and the Plan and any such Award Agreement shall, to the extent practicable, be construed in accordance therewith. Deferrals of shares or any other benefit issuable pursuant to an Award otherwise exempt from Code Section 409A in a manner that would cause Code Section 409A to apply shall not be permitted unless such deferrals are in compliance with, or exempt from, Code Section 409A. In the event that the Company (or a successor thereto) has any stock which is publicly traded on an established securities market or otherwise, distributions that are subject to Code Section 409A to any Participant who is a “specified employee” (as defined under Code Section 409A) upon a separation from service may only be made following the expiration of the six-month period after the date of separation from service (as defined in Code Section 409A) (with such distributions to be made during the seventh month following separation of service), or, if earlier than the end of the six-month period, the date of death of the specified employee, or as otherwise permitted under Code Section 409A. For purposes of Code Section 409A, each installment payment provided under the Plan or an Award Agreement shall be treated as a separate payment. Without in any way limiting the effect of any of the foregoing, (i) in the event that Code Section 409A requires that any special terms, provisions or conditions be included in the Plan or any Award Agreement, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the Plan or Award Agreement, as applicable, and (ii) terms used in the Plan or an Award Agreement shall be construed in accordance with Code Section 409A if and to the extent required. Further, in the event that the Plan or any Award shall be deemed not to comply with Code Section 409A, then neither the Company, the Administrator nor its or their designees or agents shall be liable to any Participant or other person for actions, decisions or determinations made in good faith.

[Signature Page To Follow]

IN WITNESS WHEREOF, this Atlantic Capital Bancshares, Inc. 2015 Stock Incentive Plan, as amended and restated effective May 18, 2017, is, by the authority of the Board of Directors of the Company, executed in behalf of the Company, the ___ day of ___________, 2017.
ATLANTIC CAPITAL BANCSHARES, INC.
By: _________________________________
Name:    Douglas L. Williams
Title:    President and Chief Executive Officer
ATTEST:
By: _________________________________
Name: Patrick T. Oakes
Title: Executive Vice President and Chief Financial Officer

Atlantic Capital

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., EDT, on May 17, 2017.

Vote by Internet

- Go to **www.envisionreports.com/ACBI**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" ALL NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3. +

1. Election of Directors:

01 - Walter M. Deriso, Jr.	02 - Henchy R. Enden	03 - John N. Foy	04 - Douglas J. Hertz
05 - Adam G. Hurwich	06 - Brian D. Jones	07 - D. Michael Kramer	08 - Stephen A. Levey
09 - Larry D. Mauldin	10 - R. Charles Shufeldt	11 - Lizanne Thomas	12 - Douglas L. Williams
13 - Marietta Edmunds Zakas			

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to vote For All EXCEPT** – To withhold authority to vote for any nominee(s), write the number of such nominee(s) below.

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B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name or names appear on this proxy. When signing as attorney, executor, administrator, trustee, custodian, guardian, or corporate officer, give full title. If more than one trustee, all should sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

1 U P X +

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY — ATLANTIC CAPITAL BANCSHARES, INC.

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ANNUAL MEETING OF SHAREHOLDERS — MAY 18, 2017

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned shareholder hereby appoints Douglas L. Williams, D. Michael Kramer and Patrick T. Oakes, and each of them individually, attorneys and proxies for the undersigned with full power of substitution, to act with respect to and to vote all shares which the undersigned is entitled to vote, with the powers the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Atlantic Capital Bancshares, Inc., to be held on May 18, 2017, at 10:00 a.m. local time, at The Piedmont Driving Club, 1215 Piedmont Avenue N.E., Atlanta, Georgia 30309, and at any adjournments or postponements thereof, as directed on this proxy voting card with respect to the matters set forth on this proxy card, and with discretionary authority on all other matters that properly come before the meeting, all as more fully described in the Proxy Statement received by the undersigned shareholder.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE ACT PROMPTLY

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

C Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting. ☐

■ **IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.** +